FORM 2

                                  EXHIBIT 28

Information from reports furnished to state insurnce regulatory authorities.

      ANNUAL STATEMENT FOR THE YEAR 1993 OF THE CINCINNATI INSURANCE GROUP


               SCHEDULE P - ANALYSIS OF LOSSES AND LOSS EXPENSES
                              NOTES TO SCHEDULE P


(1) The Parts of Schedule P:
   Part 1 - detailed information on losses and loss expenses.
   Part 2 - history of incurred losses and allocated expenses.
   Part 3 - history of loss and allocated expense payments.
   Part 4 - history of bulk and incurred-but-not reported reserves. Schedule P Interrogatories

(2) Lines of business A through M and R are groupings of the lines of business used on Page 14, the state page.

(3) Reinsurance A, B, C, and D (lines N to Q) are:
   Reinsurance A = nonproportional property (1988 and subsequent)
   Reinsurance B = nonproportional liability (1988 and subsequent) Reinsurance C = financial lines (1988 and subsequent)
   Reinsurance D = old Schedule O line 30 (1987 and prior)

(4) The Instructions to Schedule P contain directions necessary for filling out Schedule P.

                                                  SCHEDULE P -- PART 1 -- SUMMARY
                                                           (000 omitted)
                           Premiums Earned                           Loss and Loss Expense Payments
      1           -----------------------------------------------------------------------------------------
    Years              2           3            4             Loss Payments               Allocated Loss
   in Which                                                                              Expense Payments
Premiums Were                                              ------------------------------------------------
  Earned and        Direct                     Net             5           6               7           8
 Losses Were          and        Ceded       (2 - 3)        Direct                       Direct
   Incurred         Assumed                               and Assumed    Ceded        and Assumed    Ceded
- -----------------------------------------------------------------------------------------------------------
 1. Prior ...      X X X X     X X X X      X X X X          1,251           47            539           24
 2. 1984.....       346,527      14,621      331,906       255,421       11,754         17,409        1,140
 3. 1985.....       457,725      23,136      434,589       332,219       12,485         23,083          587
 4. 1986.....       628,402      41,439      586,963       344,813       20,051         26,042        1,084
 5. 1987.....       729,771      56,952      672,819       352,902       13,448         25,580          568
 6. 1988.....       761,365      62,295      699,070       368,665       22,191         26,450          744
 7. 1989.....       826,607      54,680      771,927       448,164       34,180         26,663          183
 8. 1990.....       888,046      59,118      828,928       445,885       12,455         24,951          196
 9. 1991.....       972,407      68,065      904,342       387,592        3,048         16,969           51
10. 1992.....     1,065,317      72,417      992,900       406,466        9,911         10,455          157
11. 1993.....     1,180,520      87,817    1,092,703       295,267        4,765          3,386           62
- -----------------------------------------------------------------------------------------------------------
12. Totals ..      X X X X     X X X X      X X X X      3,638,645      144,335        201,527        4,796

                                                  SCHEDULE P -- PART 1 -- SUMMARY
                                                           (000 omitted)

                    Loss and Loss Expense Payments
           --------------------------------------
      1                                                          12
    Years               9           10             11
   in Which                                                   Number of
Premiums Were        Salvage    Unallocated       Total        Claims
  Earned and           and          Loss        Net Paid     Reported -
 Losses Were       Subrogation     Expense     (5 - 6 + 7    Direct and
   Incurred          Received     Payments      - 8 + 10)      Assumed
- ----------------------------------------------------------------------
 1. Prior ...              50            9         1,728       X X X X
 2. 1984.....          13,023       19,299       279,235       X X X X
 3. 1985.....          15,268       23,812       366,042       X X X X
 4. 1986.....          15,183       24,131       373,851       X X X X
 5. 1987.....          14,397       22,401       386,867       X X X X
 6. 1988.....          16,093       21,373       393,553       X X X X
 7. 1989.....          16,108       23,974       464,438       X X X X
 8. 1990.....          18,735       32,016       490,201       X X X X
 9. 1991.....          11,636       32,034       433,496       X X X X
10. 1992.....          11,376       33,768       440,621       X X X X
11. 1993.....           6,418       29,790       323,616       X X X X
- ----------------------------------------------------------------------
12. Totals ..         138,287      262,607     3,953,648       X X X X


Note: For "prior," report amounts paid or received in current year only.
     Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

                                     Losses Unpaid                                  Allocated Loss Expenses Unpaid
            -----------------------------------------------    ----------------------------------------------------
                         Case Basis                Bulk + IBNR                 Case Basis                   Bulk + IBNR
                    -------------------------------------------------------------------------------------------------------
                      13            14           15           16            17            18            19             20
                    Direct                     Direct                     Direct                      Direct
                 and Assumed      Ceded      and Assumed     Ceded     and Assumed       Ceded      and Assumed      Ceded
- ---------------------------------------------------------------------------------------------------------------------------
 1. Prior ...        15,399       1,601          788                        400              2
 2. 1984.....         4,156         869          159                        278              9
 3. 1985.....         5,403       1,290          521                        571             27
 4. 1986.....         8,795       2,664        3,375                      1,397             49
 5. 1987.....        16,842       2,528       13,420                      2,883             74
 6. 1988.....        19,627         814       21,641             1        5,111            174
 7. 1989.....        33,286       2,811       29,097         2,966        8,058            322
 8. 1990.....        63,558       1,426       47,057         3,970       14,968            518
 9. 1991.....        90,424         484       74,482         7,068       24,323            926
10. 1992.....       162,437       8,728      112,103         7,690       36,330          1,489            4               4
11. 1993.....       245,392       8,780      195,081         9,295       60,625          2,615           17              17
- ---------------------------------------------------------------------------------------------------------------------------
12. Totals ..       665,319      31,995      497,724        30,990      154,944          6,205           21              21

                     21              22           23           24
                                                            Number of
                    Salvage     Unallocated     Total        Claims
                 Subrogation      Expenses   and Expenses    Direct
                  Anticipated     Unpaid        Unpaid     and Assumed
- ----------------------------------------------------------------------
 1. Prior ...                       273         15,257      X X X X
 2. 1984.....                       104          3,819      X X X X
 3. 1985.....                       149          5,327      X X X X
 4. 1986.....                       289         11,143      X X X X
 5. 1987.....                       627         31,170      X X X X
 6. 1988.....                       963         46,353      X X X X
 7. 1989.....                     1,643         65,985      X X X X
 8. 1990.....                     3,267        122,936      X X X X
 9. 1991.....                     5,182        185,933      X X X X
10. 1992.....                     7,113        300,076      X X X X
11. 1993.....                    24,954        505,362      X X X X
- -------------------------------------------------------------------
12. Totals ..                    44,564      1,293,361      X X X X


                           Total Losses and                 Loss and Loss Expense Percentage            Discount for Time
                        Loss Expenses Incurred                 (Incurred/Premiums Earned)                Value of Money
                   --------------------------------------------------------------------------------------------------------
                      25           26           27           28           29              30             31           32
                    Direct                                 Direct                                                    Loss
                  and Assumed    Ceded        Net *      and Assumed     Ceded           Net            Loss        Expense
- ---------------------------------------------------------------------------------------------------------------------------
 1. Prior ...      X X X X     X X X X      X X X X       X X X X       X X X X       X X X X
 2. 1984.....       296,826      13,772      283,054            85.7         94.2          85.3
 3. 1985.....       385,758      14,389      371,369            84.3         62.2          85.5
 4. 1986.....       408,842      23,848      384,994            65.1         57.5          65.6
 5. 1987.....       434,655      16,618      418,037            59.6         29.2          62.1
 6. 1988.....       463,830      23,924      439,906            59.8         38.2          61.7
 7. 1989.....       570,885      40,462      530,423            69.1         74.0          68.8
 8. 1990.....       631,702      18,565      613,137            71.2         31.4          74.0
 9. 1991.....       631,006      11,577      619,429            64.9         17.0          68.5
10. 1992.....       768,676      27,979      740,697            71.8         36.4          74.6
11. 1993.....       854,512      25,534      828,978            72.4         29.1          75.9
- ---------------------------------------------------------------------------------------------------------------------------
12. Totals...       X X X X     X X X X      X X X X       X X X X      X X X X      X X X X

                                    Net Balance Sheet Reserves
                          33              After Discount
                     Inter-Company  --------------------------
                        Pooling          34           35
                     Participation     Losses   Loss Expenses
                      Percentage       Unpaid       Unpaid
- ---------------------------------------------------------
 1. Prior ...           X X X X         14,586        671
 2. 1984.....                            3,446        373
 3. 1985.....                            4,634        693
 4. 1986.....                            9,506      1,637
 5. 1987.....                           27,734      3,436
 6. 1988.....                           40,453      5,900
 7. 1989.....                           56,606      9,379
 8. 1990.....                          105,219     17,717
 9. 1991.....                          157,354     28,579
10. 1992.....                          258,122     41,954
11. 1993.....                          422,398     82,964
- ---------------------------------------------------------
12. Totals ..           X X X X      1,100,058    193,303

*Net = (25 - 26) = (11 + 23)

FORM 2

     ANNUAL STATEMENT FOR THE YEAR 1993 OF THE CINCINNATI INSURANCE GROUP

                        SCHEDULE P - PART 2 - SUMMARY

- ----------------------------------------------------------------------------------------------------------------------------
        1                         Incurred Losses and Allocated Expenses Reported At Year End (000 omitted)
  Years in Which   ---------------------------------------------------------------------------------------------------------
   Losses Were        2          3             4             5            6              7           8               9
     Incurred       1984        1985         1986           1987        1988           1989         1990            1991
- ---------------------------------------------------------------------------------------------------------------------------
 1. Prior ........   95,154*    100,426      110,454       117,692      119,369        118,249      112,052         111,642
 2. 1984..........  237,057     244,082      264,171       269,005      268,858        268,389      265,312         265,479
 3. 1985.......... X X X X      306,807      337,903       360,402      355,381        360,720      354,291         355,319
 4. 1986.......... X X X X     X X X X       334,607       359,996      373,703        391,590      377,369         372,049
 5. 1987.......... X X X X     X X X X      X X X X        406,277      404,014        420,607      407,944         404,263
 6. 1988.......... X X X X     X X X X      X X X X       X X X X       426,972        430,763      433,149         431,468
 7. 1989.......... X X X X     X X X X      X X X X       X X X X      X X X X         470,042      523,761         532,782
 8. 1990.......... X X X X     X X X X      X X X X       X X X X      X X X X        X X X X       536,509         581,562
 9. 1991.......... X X X X     X X X X      X X X X       X X X X      X X X X        X X X X      X X X X          561,197
10. 1992.......... X X X X     X X X X      X X X X       X X X X      X X X X        X X X X      X X X X         X X X X
11. 1993.......... X X X X     X X X X      X X X X       X X X X      X X X X        X X X X      X X X X         X X X X
- --------------------------------------------------------------------------------------------------------------------------
12. Totals ...............................................................................................................

- -----------------------------------------------------------------------
                     Incurred Losses and Allocated
                     Expenses Reported At Year End
        1                    (000 omitted)            Development**
  Years in Which    ---------------------------------------------------
   Losses Were         10           11              12            13
     Incurred         1992         1993          One Year      Two Year
- -----------------------------------------------------------------------
 1. Prior ........   115,166       117,147         1,981          5,505
 2. 1984..........   263,827       263,651          (176)        (1,828)
 3. 1985..........   351,367       347,408        (3,959)        (7,911)
 4. 1986..........   371,282       360,574       (10,708)       (11,475)
 5. 1987..........   396,824       395,009        (1,815)        (9,254)
 6. 1988..........   417,907       417,570          (337)       (13,898)
 7. 1989..........   510,040       504,806        (5,234)       (27,976)
 8. 1990..........   581,287       577,854        (3,433)        (3,708)
 9. 1991..........   591,971       582,213        (9,758)        21,016
10. 1992..........   696,474       699,816         3,342        X X X X
11. 1993..........   X X X X       774,234       X X X X        X X X X
- -----------------------------------------------------------------------
12. Totals ......................................(30,097)       (49,529)

 *Reported reserves only. Subsequent development relates only to subsequent payments and reserves.
**Current year less first or second prior year, showing (redundant) or adverse.

                         SCHEDULE P - PART 3 - SUMMARY

- ---------------------------------------------------------------------------------------------------------------------------
         1                                    Cumulative Paid Losses and Allocated Expenses At Year End (000 omitted)
   Years in Which  --------------------------------------------------------------------------------------------------------
    Losses Were        2          3             4             5           6              7            8               9
      Incurred       1984        1985         1986          1987         1988          1989          1990            1991
- ---------------------------------------------------------------------------------------------------------------------------
 1. Prior ........      000      35,091       60,315        76,238       84,175         91,746       94,539          96,979
 2. 1984..........  142,395     193,118      216,623       233,113      243,249        252,264      256,089         255,857
 3. 1985.......... X X X X      180,027      250,886       286,077      307,382        321,251      330,212         335,768
 4. 1986.......... X X X X     X X X X       179,268       247,800      284,662        310,176      331,317         339,068
 5. 1987.......... X X X X     X X X X      X X X X        184,238      260,885        298,126      329,394         348,470
 6. 1988.......... X X X X     X X X X      X X X X       X X X X       186,400        261,101      306,776         338,419
 7. 1989.......... X X X X     X X X X      X X X X       X X X X      X X X X         216,999      330,950         378,806
 8. 1990.......... X X X X     X X X X      X X X X       X X X X      X X X X        X X X X       233,582         342,020
 9. 1991.......... X X X X     X X X X      X X X X       X X X X      X X X X        X X X X      X X X X          229,521
10. 1992.......... X X X X     X X X X      X X X X       X X X X      X X X X        X X X X      X X X X         X X X X
11. 1993.......... X X X X     X X X X      X X X X       X X X X      X X X X        X X X X      X X X X         X X X X

- ---------------------------------------------------------------------------
                    Cumulative paid Losses           12             13
                    and Allocated Expenses        Number of       Number of
        1           At Year End (000) omitted      Claims         Claims
  Years in Which     -------------------------  Closed With       Closed
   Losses Were       10           11                Loss       Without Loss
     Incurred       1992         1993             Payment         Payment
- ---------------------------------------------------------------------------
 1. Prior ........ 100,444       102,163           X X X X        X X X X
 2. 1984.......... 258,737       259,936           X X X X        X X X X
 3. 1985.......... 342,044       342,230           X X X X        X X X X
 4. 1986.......... 345,503       349,720           X X X X        X X X X
 5. 1987.......... 357,590       364,466           X X X X        X X X X
 6. 1988.......... 359,615       372,180           X X X X        X X X X
 7. 1989.......... 416,448       440,464           X X X X        X X X X
 8. 1990.......... 413,879       458,185           X X X X        X X X X
 9. 1991.......... 339,184       401,462           X X X X        X X X X
10. 1992.......... 263,840       406,853           X X X X        X X X X
11. 1993..........X X X X        293,826           X X X X        X X X X

Note: Net of salvage and subrogation received.

                                            SCHEDULE P - PART 4 - SUMMARY
- ------------------------------------------------------------------------------------------------------------------------
                   Bulk and Incurred But Not Reported Reserves on Losses and Allocated Expenses at Year End (000 omitted)
       1           -----------------------------------------------------------------------------------------------------
 Years in Which      2             3             4           5               6           7               8
 Were Incurred     1984          1985          1986        1987            1988        1989            1990
- ------------------------------------------------------------------------------------------------------------------------
 1.  Prior ........    9,861        5,109           500                         514        3,137           1,294
 2.  1984..........   32,489        7,240         7,606        1,825          1,953        3,838           2,453
 3.  1985.......... X X X X        35,251        11,038       10,871          2,610       11,136           5,093
 4.  1986.......... X X X X      X X X X         58,470       14,963         11,607       21,648           9,323
 5.  1987.......... X X X X      X X X X       X X X X        80,846         33,391       33,045          16,622
 6.  1988.......... X X X X      X X X X       X X X X      X X X X          94,614       44,776          27,295
 7.  1989.......... X X X X      X X X X       X X X X      X X X X        X X X X        68,115          54,876
 8.  1990.......... X X X X      X X X X       X X X X      X X X X        X X X X      X X X X           97,064
 9.  1991.......... X X X X      X X X X       X X X X      X X X X        X X X X      X X X X         X X X X
10.  1992.......... X X X X      X X X X       X X X X      X X X X        X X X X      X X X X         X X X X
11.  1993.......... X X X X      X X X X       X X X X      X X X X        X X X X      X X X X         X X X X

                                 SCHEDULE P - PART 4 - SUMMARY
 ---------------------------------------------------------------
                    Bulk and Incurred But Not Reported Reserves
                    on Losses and Allocated Expenses at Year End
      1                           (000 omitted)
Years in Which      -------------------------------------
 Losses Were             9            10            11
   Incurred             1991         1992          1993
 ---------------------------------------------------------------
  1.  Prior ........      371                         788
  2.  1984..........      915                         159
  3.  1985..........    3,784         2,916           521
  4.  1986..........    7,713        10,442         3,375
  5.  1987..........   13,316        11,155        13,420
  6.  1988..........   21,035        15,478        21,640
  7.  1989..........   42,567        22,302        26,131
  8.  1990..........   63,412        43,746        43,087
  9.  1991..........  116,242        80,794        67,414
 10.  1992.......... X X X X        166,284       104,413
 11.  1993.......... X X X X       X X X X        185,786

FORM 2

      ANNUAL STATEMENT FOR THE YEAR 1993 OF THE CINCINNATI INSURANCE GROUP


                  SCHEDULE P - PART 1A - HOMEOWNERS/FARMOWNERS

                                 (000 omitted)


        1                     Premiums Earned                                Loss and Loss Expense Payments
                        --------------------------       ---------------------------------------------------
    Years                  2          2          4           Loss Payments                Allocated Loss
  in Which                                                                               Expense Payments
Premiums Were           ---------------------------      ---------------------       -----------------------
 Earned and              Direct                 Net           5            6              7              8
 Losses Were              and       Coded      (2-3)        Direct                      Direct
  Incurred              Assumed                          and Assumed     Ceded       and Assumed       Ceded
- -------------           -------     -----      -----     -----------     -----       -----------       -----
 1. Prior   . . .      X X X X    X X X X    X X X X            71                            25
 2. 1984  . . . .        64,401      1,446     62,955       37,458                         1,022
 3. 1985  . . . .        71,136      1,636     69,500       50,884                         1,260
 4. 1986  . . . .        76,509      1,981     74,528       41,898                         1,342           2
 5. 1987  . . . .        78,269      2,088     76,181       41,308                           974          16
 6. 1988  . . . .        71,132      2,119     75,013       40,719        600              1,101
 7. 1989  . . . .        78,780      4,037     74,743       57,579        248              1,392
 8. 1990  . . . .        83,970      4,762     79,208       57,782                           939
 9. 1991  . . . .        91,466      6,153     85,313       55,452          1              1,064
10. 1992  . . . .        98,611      6,201     92,410       55,215                           762
11. 1993  . . . .       103,032      7,592     95,440       49,765          2                280           1
                       --------   --------   --------      -------        ---             ------          --
12. Totals  . . .      X X X X    X X X X    X X X X       488,131        851             10,151          19


        1                     Loss and Loss Expense Payments
                       -------------------------------------------------------------
    Years                   9               10               11               12
  in Which                                                                 Number of
Premiums Were            Salvage        Unallocated         Total           Claims
 Earned and                and             Loss           Net Paid        Reported -
 Losses Were           Subrogation        Expense        (5 - 6 + 7       Direct and
  Incurred              Received         Payments         - 8 + 10)         Assumed
- -------------          -----------      -----------      ----------       ----------
 1. Prior . . . .              8                3               99         X X X X
 2. 1984  . . . .            614            1,402           39,882           31,129
 3. 1985  . . . .            881            1,569           53,703           38,862
 4. 1986  . . . .            973            1,528           44,766           32,902
 5. 1987  . . . .            860            1,429           43,695           34,231
 6. 1988  . . . .            956            1,200           42,420           29,221
 7. 1989  . . . .            983            1,738           60,461           32,312
 8. 1990  . . . .            894            4,347           63,068           34,006
 9. 1991  . . . .            527            4,712           61,227           33,453
10. 1992  . . . .            358            4,586           60,563           31,927
11. 1993  . . . .            245            4,597           54,639           30,812
                           -----           ------          -------         --------
12. Totals  . . .          7,299           27,111          524,523         X X X X

Note: For "prior," report amounts paid or received in current year only. Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.


                                      Losses Unpaid                        Allocated Loss Expenses Unpaid
                       -----------------------------------------    ----------------------------------------
                            Case Basis            Bulk & IBNR           Case Basis            Bulk & IBNR
                       -------------------  --------------------    ------------------   -------------------
                           13         14         15         16         17         18          19         20
                         Direct                Direct                Direct                 Direct
                       and Assumed   Ceded   and Assumed   Ceded   and Assumed   Ceded    and Assumed  Ceded
                       -----------   -----   -----------   -----   -----------   -----   -----------   -----
 1. Prior   . . .              399
 2. 1984  . . . .               92
 3. 1985  . . . .               79                                           4
 4. 1986  . . . .              121       1                                   7
 5. 1987  . . . .               85                                          20
 6. 1988  . . . .              479      15                                  32       1
 7. 1989  . . . .              453       6                                  41       2
 8. 1990  . . . .            1,380                                         452       3
 9. 1991  . . . .            2,876                   230       1           472       4
10. 1992  . . . .            5,653      50         1,008      (9)          740       5
11. 1993  . . . .           17,450      30         2,445      25         1,489      10
                            ------     ---         -----      --         -----      --
12. Totals  . . .           29,067     102         3,683      17         3,257      25

                               21               22               23               24
                                                                               Number of
                             Salvage        Unallocated         Total           Claims
                               and             Loss          Net Losses       Outstanding-
                           Subrogation       Expenses       and Expenses      Direct and
                           Anticipated        Unpaid           Unpaid           Assumed
                           -----------      -----------     ------------      -----------
 1. Prior   . . .                                  39              438               13
 2. 1984  . . . .                                   9              101               19
 3. 1985  . . . .                                   8               91               30
 4. 1986  . . . .                                  12              139               45
 5. 1987  . . . .                                   8              113               53
 6. 1988  . . . .                                  41              536               70
 7. 1989  . . . .                                  45              531               46
 8. 1990  . . . .                                 134            1,963              137
 9. 1991  . . . .                                 302            3,875              216
10. 1992  . . . .                                 957            8,312              470
11. 1993  . . . .                               4,650           25,969            2,378
                              -----             -----           ------           ------
12. Totals  . . .                               6,205           42,068            3,477

                               Total Losses and         Loss and Loss Expense Percentage
                            Loss Expenses Incurred         (Incurred/Premiums Earned)
                      ------------------------------   ---------------------------------
                           25         26         27         28          29            30

                         Direct                           Direct
                      and Assumed   Ceded       Net*   and Assumed     Ceded         Net
                      -----------   -----       ----   -----------     -----         ---
 1. Prior . . . .      X X X X    X X X X    X X X X    X X X X      X X X X      X X X X
 2. 1984  . . . .        39,983                39,983       62.1                      63.5
 3. 1985  . . . .        53,794                53,794       75.6                      77.4
 4. 1986  . . . .        44,908          3     44,905       68.7          0.2         57.5
 5. 1987  . . . .        43,824         16     43,808       56.0          0.8         57.5
 6. 1988  . . . .        43,572        616     42,956       56.5         29.1         57.3
 7. 1989  . . . .        61,248        256     60,992       77.7          6.3         81.6
 8. 1990  . . . .        65,034          3     65,031       77.4          0.1         82.1
 9. 1991  . . . .        65,108          6     65,102       71.2          0.1         76.3
10. 1992  . . . .        68,921         46     68,875       69.9          0.7         74.5
11. 1993  . . . .        80,676         68     80,608       78.3          0.9         84.5
                       --------   --------   --------   --------     --------     --------
12. Totals  . . .      X X X X    X X X X    X X X X    X X X X      X X X X      X X X X

                       Discount for Time                              Net Balance Sheet Reserves
                        Value of Money                  33                  After Discount
                     -----------------------                          --------------------------
                      31               32          Inter-Company         34               35
                                                      Pooling                            Loss
                                      Loss         Participation       Losses          Expenses
                     Loss            Expense        Percentage         Unpaid           Unpaid
                     ----            -------       -------------       ------          --------
 1. Prior . . . .                                    X X X X             399                39
 2. 1984  . . . .                                                         92                 9
 3. 1985  . . . .                                                         79                12
 4. 1986  . . . .                                                        120                19
 5. 1987  . . . .                                                         85                28
 6. 1988  . . . .                                                        464                72
 7. 1989  . . . .                                                        447                84
 8. 1990  . . . .                                                      1,380               583
 9. 1991  . . . .                                                      3,105               770
10. 1992  . . . .                                                      6,620             1,692
11. 1993  . . . .                                                     19,840             6,129
                     ----          -------           --------         ------             -----
12. Totals  . . .                                    X X X X          32,631             9,437


*Net = (25 - 26) = (11 + 23)

      ANNUAL STATEMENT FOR THE YEAR 1993 OF THE CINCINNATI INSURANCE GROUP


        SCHEDULE P - PART 1B - PRIVATE PASSENGER AUTO LIABILITY/MEDICAL

                                 (000 omitted)

      1             Premiums Earned               Loss and Loss Expense Payments
                 ---------------------------    -------------------------------------------------------------------
    Years       2         3       4          Loss Payments    Allocated Loss         9           10         11          12
  In Which                                                   Expense Payments                                        Number of
Premuims Were                              ------------------------------------   Salvage    Unallocated    Total      Claims
 Earned and  Direct               Net         5         6        7         8        and         Loss     Net Paid    Reported-
Losses Were    and      Ceded   (2 - 3)     Direct            Direct            Subrogation    Expense     (5-6+7    Direct and
  Incurred   Assumed                     and Assumed  Ceded and Assumed  Ceded    Received     Payments    -8 +10)    Assumed
- -------------------------------------------------------------------------------------------------------------------------------
 1. Prior ...X X X X  X X X X   X X X X        29       47      - 4                10          (1)       (15)     X X X X
 2. 1984..... 68,572    2,532    66,040    59,532       77    4,072       16      984       4,557     68,068      31,671
 3. 1985..... 80,465    5,034    75,431    75,080      404    5,186       19    1,349       5,136     84,979      36,024
 4. 1986..... 84,618    7,234    77,384    67,409      386    4,689       34    1,573       4,663     76,341      33,273
 5. 1987..... 83,946    7,886    76,060    68,444      557    4,056       18    1,509       3,852     75,777      31,156
 6. 1988..... 82,388    9,164    73,224    66,737    1,144    4,218       55    1,627       3,600     73,356      30,110
 7. 1989..... 85,932    8,614    77,318    68,482      191    2,970        6    1,802       3,799     75,055      30,194
 8. 1990..... 94,750    9,191    85,559    80,170       41    3,912             2,451       5,501     89,542      30,316
 9. 1991.....109,180   12,086    97,094    68,687             2,149             1,562       5,871     76,707      29,233
10. 1992.....122,441   11,316   111,125    59,203               891             1,232       5,579     65,673      30,505
11. 1993.....127,144   10,918   116,226    35,382               229               560       4,550     40,161      29,839
- -------------------------------------------------------------------------------------------------------------------------
12. Totals..X X X X  X X X X   X X X X    649,155    2,847   32,376      147   14,659      47,107    725,644      X X X X

Note: For "prior," report amounts paid or received in current year only. Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.




                              Losses Unpaid                                     Allocated Loss Expenses Unpaid
                 ------------------------------------------             -------------------------------------------
                     Case Basis               Bulk + IBNR              Case Basis                  Bulk + IBNR
                -----------------------------------------------------------------------------------------------------------
                  13           14          15         16            17           18           19            20
                Direct                   Direct                   Direct                    Direct
              and Assumed     Ceded   and Assumed   Ceded      and Assumed     Ceded      and Assumed      Ceded
- -------------------------------------------------------------------------------------------------------------------
 1.  Prior ..    1,039         471                                   1
 2.  1984.....     218
 3.  1985.....     322                       1                     100
 4.  1986.....     649                     334                     211
 5.  1987.....     738                     667                     314
 6.  1988.....   1,758                     656                     423
 7.  1989.....   3,422                     725          6          870
 8.  1990.....   9,390         362         794          5        1,392            5
 9.  1991.....  16,914                   3,733         28        2,811           15
10.  1992.....  31,669          83       6,737         47        3,593           35
11.  1993.....  62,629           1      13,205         73        6,029           65
- ----------------------------------------------------------------------------------------------------------------
12.  Totals..  118,748         917      26,852        158       15,744          120




                    21           22             23              24
                                                              Number
                 Salvage    Unallocated        Total        of Claims
                   and          Loss        Net Losses     Outstanding
               Subrogation    Expenses     and Expenses     Direct and
               Anticipated     Unpaid         Unpaid         Assumed
- ------------- ------------ ------------  ------------     -------------
 1. Prior ..                      43              612             15
 2. 1984.....                     12              230             53
 3. 1985.....                     17              440             98
 4. 1986.....                     54            1,248            111
 5. 1987.....                     77            1,796            112
 6. 1988.....                    128            2,965            157
 7. 1989.....                    202            6,214            251
 8. 1990.....                    523           11,217            554
 9. 1991.....                  1,106           24,521          1,056
10. 1992.....                  1,443           43,277          2,630
11. 1993.....                  4,117           75,841          7,369
- ------------------------------------------------------------------------
12. Totals..                   7,722          167,871         12,406



                                 Total Losses and                  Loss and Loss Expense Percentage
                             Loss Expenses Incurrred                  (Incurred/Premiums Earned)
                        ----------------------------------           --------------------------------
                        25              26              27          28             29            30

                      Direct                                      Direct
                   and Assumed        Ceded            Net*     and Assumed       Ceded          Net
                    -----------     ----------      ---------    -------------   ----------    ----------
 1. Prior.....        X X X X       X X X X         X X X X     X X X X       X X X X       X X X X
 2. 1984......         68,391            93          68,298          99.7           3.7         103.4
 3. 1985......         85,842           423          85,419         106.7           8.4         113.2
 4. 1986......         78,009           420          77,589          92.2           5.8         100.3
 5. 1987......         78,148           575          77,573          93.1           7.3         102.0
 6. 1988......         77,520         1,199          76,321          94.1          13.1         104.2
 7. 1989......         80,470           201          80,269          93.6           2.3         103.8
 8. 1990......        101,682           413         101,269         107.3           4.5         118.4
 9. 1991......        101,271            43         101,228          92.8           0.4         104.3
10. 1992......        109,115           165         108,950          89.1           1.5          98.0
11. 1993......        116,141           139         116,002          91.3           1.3          99.8
                      ---------------------------------------------------------------------------------
12. Totals....        X X X X       X X X X         X X X X     X X X X       X X X X       X X X X



                        Discount for Time                        Net Balance Sheet Reserves
                          Value of Money               33              After Discount
                        ------------------        -------------   --------------------------
                        31             32        Inter-Company       34            35
                                                    Pooling                       Loss
                                      Loss       Participation     Losses       Expenses
                       Loss         Expense        Percentage      Unpaid        Unpaid
                       -----         --------     --------------    -------      ---------
 1. Prior.....                                      X X X X           568            44
 2. 1984......                                                        218            12
 3. 1985......                                                        323           117
 4. 1986......                                                        983           265
 5. 1987......                                                      1,405           391
 6. 1988......                                                      2,414           551
 7. 1989......                                                      4,142         1,072
 8. 1990......                                                      9,817         1,910
 9. 1991......                                                     20,619         3,902
10. 1992......                                                     38,276         5,001
11. 1993......                                                     65,760        10,081
                         ----------------------------------------------------------------
12. Totals....                                      X X X X       144,525        23,346

* Net = (25-26) = (11+23)

Form 2

      ANNUAL STATEMENT FOR THE YEAR 1993 OF THE CINCINNATI INSURANCE GROUP

         SCHEDULE P - PART 1C - COMMERCIAL AUTO/TRUCK LIABILITY/MEDICAL
                                 (000 omitted)


                                                 Premiums Earned                                    Loss and Loss Expense Payments
           1                            -----------------------------------                          ------------------------------
         Years                     2                    3                   4
        in Which                                                                                         Loss Payments
     Premiums Were                                                                                      ---------------
       Earned and                Direct                                    Net                         5                     6
      Losses Were                 and                 Ceded               (2-3)                      Direct
        Incurred                Assumed                                                            and Assumed              Ceded
     --------------             -------               -----               -----                    -----------              -----
 1. Prior  .........               X X X X           X X X X               X X X X                         (7)
 2. 1984   .........                18,704                502                18,202                    14,844                 151
 3. 1985   .........                29,542              1,167                28,375                    23,163                 501
 4. 1986   .........                46,615              2,986                43,629                    34,228               1,544
 5. 1987   .........                57,119              5,820                51,299                    29,414                 124
 6. 1988   .........                58,812              5,228                53,584                    38,516                 507
 7. 1989   .........                64,346              5,020                59,326                    37,598                 458
 8. 1990   .........                66,707              6,078                60,629                    42,319                 713
 9. 1991   .........                76,738              3,791                72,947                    31,136                 139
10. 1992   .........                86,555              7,545                79,010                    31,818                 132
11. 1993   .........                99,061              8,765                90,296                    20,545                  36
    ----------------              --------           --------              --------                 -----------            ------
12. Totals .........               X X X X           X X X X               X X X X                      303,574             4,305


                                                  Loss and Loss Expense Payments
                                              ------------------------------------------------------------------
       1
     Years                   Allocated Loss                     9                 10                 11                 12
    in Which                Expense Payments                                                                         Number of
 Premiums Were              -----------------                Salvage          Unallocated           Total             Claims
   Earned and                7                 8                 and               Loss             Not Paid          Reported -
  Losses Were             Direct                             Subrogation          Expense          (5 - 6 + 7         Direct and
    Incurred            and Assumed          Ceded             Received          Payments           - 8 + 10)           Assumed
- --------------          -----------          -----           -----------        -----------        ----------         -----------
 1. Prior  .......                                                                                     (7)            X X X X
 2. 1984   .......          1,136              54                 240               1,298          17,073               14,306
 3. 1985   .......          1,694              74                 358               1,653          25,935               16,148
 4. 1986   .......          2,638             217                 509               2,338          37,443               15,005
 5. 1987   .......          1,939              57                 425               1,834          33,006               14,026
 6. 1988   .......          3,019              46                 467               2,781          43,763               13,611
 7. 1989   .......          3,554              10                 560               2,564          43,248               13,253
 8. 1990   .......          2,832              98                 439               3,069          47,409               14,098
 9. 1991   .......          1,512                                 356               3,143          35,652               13,426
10. 1992   .......          1,157              10                 354               3,486          36,319               14,425
11. 1993   .......            370                                 290               2,775          23,654               17,304
   ---------------     ----------           -----           ---------         -----------       ----------         -----------
12. Totals .......         19,851             566               3,998              24,941          343,495            X X X X

Note: For "prior" report accounts paid or received in current year only.
      Report cumulative amounts of paid or received for specific years. Report loss payments of salvage and subrogation received.




        1                                   Losses Unpaid                                     Allocated Loss Expenses Unpaid
      Years                                ------------------------------------------------------------------------------------
     in Which                Case Basis                        Bulk + IBNR                       Case Basis
  Premiums Were          ----------------------             ------------------------          ------------------------
    Earned and             13               14               15               16               17               18
   Losses Were           Direct                           Direct                            Direct
     Incurred         and Assumed         Ceded         and Assumed         Ceded         and Assumed         Ceded
 -----------------    -----------         -----         -----------         -----         -----------         -----
 1. Prior  ........          280
 2. 1984   ........           44             1
 3. 1985   ........          397            10
 4. 1986   ........          298                             74                               100
 5. 1987   ........          720                            351                               200
 6. 1988   ........        1,746             1              444                               300
 7. 1989   ........        3,963                            334            11                 401
 8. 1990   ........        6,085           113              366            10                 646             5
 9. 1991   ........       10,475                          1,461            50               1,526            10
10. 1992   ........       24,350           240            1,421            44               2,115            15
11. 1993   ........       33,762           298            3,644           123               4,096            45
   ----------------   ----------         -----         --------         -----          ----------         -----
12. Totals ........       82,120           663            8,095           238               9,384            75



        1
      Years                                                21             22               23               24
     in Which                                                                                             Number of
  Premiums Were                                         Salvage        Unallocated         Total           Claims
    Earned and             19               20              and              Loss         Net Losses       Outstanding
   Losses Were           Direct                         Subrogation        Expenses       and Expenses     Direct and
     Incurred         and Assumed         Ceded         Anticipated        Unpaid           Unpaid           Assumed
 ----------------     -----------         -----         -----------      -----------      ------------     -----------
 1. Prior  ........                                                           14              294               23
 2. 1984   ........                                                            2               45               26
 3. 1985   ........                                                           20              407               75
 4. 1986   ........                                                           18              490               73
 5. 1987   ........                                                           55            1,326               61
 6. 1988   ........                                                          114            2,603               82
 7. 1989   ........                                                          219            4,906              180
 8. 1990   ........                                                          325            7,294              251
 9. 1991   ........                                                          627           14,029              453
10. 1992   ........                                                          912           28,499            1,053
11. 1993   ........                                                        2,420           43,456            3,558
- -------------------------- -----   -----------          ----------     ---------          -------           ------
12. Totals ........                                                        4,726          103,349            5,835


        1                          Total Losses and                           Loss and Loss Expense Percentage
      Years                     Loss Expenses Incurred                          (Incurred/Premiums Earned)
     in Which             ------------------------------------------         ------------------------------------------
  Premiums Were          25               26               27               28               29               30
    Earned and
   Losses Were         Direct                                            Direct
     Incurred       and Assumed         Ceded             Net*         and Assumed         Ceded             Net
 ----------------   -----------       ---------         --------       -----------        --------        ---------
 1. Prior  ........     X X X X         X X X X         X X X X            X X X X        X X X X           X X X X
 2. 1984   ........       17,324             206          17,118               92.6           41.0              94.0
 3. 1985   ........       26,927             585          26,342               91.1           50.1              92.8
 4. 1986   ........       39,694           1,761          37,933               85.2           59.0              86.9
 5. 1987   ........       34,513             181          34,332               60.4            3.1              66.9
 6. 1988   ........       46,920             554          46,366               79.8           10.6              86.5
 7. 1989   ........       48,633             479          48,154               75.6            9.5              81.2
 8. 1990   ........       55,642             939          54,703               83.4           15.4              90.2
 9. 1991   ........       49,880             199          49,681               65.0            5.2              68.1
10. 1992   ........       65,259             441          64,818               75.4            5.8              82.0
11. 1993   ........       67,612             502          67,110               68.3            5.7              74.3
   ----------------   ----------       ---------        --------        -----------       --------        ----------
12. Totals ........     X X X X         X X X X         X X X X            X X X X        X X X X           X X X X





        1                 Discount for Time                                  Net Balance Sheet Reserves
      Years                Value of Money                                     After Discount
     in Which             -----------------------         33                 ----------------------------
  Premiums Were          31               32         Inter-Company          34               35
    Earned and                                          Pooling                             Loss
   Losses Were                           Loss        Participation       Losses           Expenses
     Incurred           Loss           Expense        Percentage         Unpaid           Unpaid
 ----------------      ------          ---------      -------------       --------       ------------
 1. Prior  ........                                        X X X X           280                 14
 2. 1984   ........                                                           43                  2
 3. 1985   ........                                                          387                 20
 4. 1986   ........                                                          372                118
 5. 1987   ........                                                        1,071                255
 6. 1988   ........                                                        2,189                414
 7. 1989   ........                                                        4,286                620
 8. 1990   ........                                                        6,328                966
 9. 1991   ........                                                       11,886              2,143
10. 1992   ........                                                       25,487              3,012
11. 1993   ........                                                       36,985              6,471
   ----------------    ------          ---------      ------------      --------        -----------
12. Totals ........                                        X X X X        89,314             14,035

*Net = (25 - 26) = (11 + 23)

Form 2
      ANNUAL STATEMENT FOR THE YEAR 1993 OF THE CINCINNATI INSURANCE GROUP


                  SCHEDULE P - PART 1D - WORKERS' COMPENSATION

                                 (000 omitted)

      1                      Premiums Earned                        Loss and Loss Expense Payments
                             ---------------                        ------------------------------
    Years                  2          3          4           Loss Payments                Allocated Loss
  in Which                                                                               Expense Payments
Premiums Were                                            ---------------------       -----------------------
 Earned and              Direct                 Net           5            6              7              8
 Losses Were              and       Ceded      (2-3)        Direct                      Direct
  Incurred              Assumed                          and Assumed     Ceded       and Assumed       Ceded
- --------------          -------     -----      -----     -----------     -----       -----------       -----
 1. Prior   . . .      X X X X    X X X X    X X X X           522                             20
 2. 1984  . . . .        21,357        618     20,739       23,416            357           1,506
 3. 1985  . . . .        35,253        994     34,259       38,715                          2,076
 4. 1986  . . . .        56,512      3,508     53,004       47,078            (27)          2,440        4
 5. 1987  . . . .        71,332      5,336     65,996       54,422            200           2,419        3
 6. 1988  . . . .        82,879      6,613     76,266       51,862                          2,575
 7. 1989  . . . .        96,131      7,376     88,755       64,118            976           3,169
 8. 1990  . . . .       111,739      9,117    102,622       70,157                          3,409
 9. 1991  . . . .       134,500     12,753    121,747       69,636                          2,635
10. 1992  . . . .       172,387     15,686    156,701       64,233             14           2,163
11. 1993  . . . .       208,556     14,339    194,217       29,124              1             655
                       --------   --------   --------      -------          -----          ------      -----
12. Totals  . . .      X X X X    X X X X    X X X X       513,283          1,521          23,067        7


        1
      Years                   9               10               11               12
    in Which                                                                Number of
 Premiums Were             Salvage        Unallocated         Total           Claims
   Earned and                and             Loss           Net Paid        Reported -
  Losses Were            Subrogation        Expense        (5 - 6 + 7       Direct and
    Incurred              Received         Payments         - 8 + 10)         Assumed
  -----------           -----------       ----------       ----------       -----------
 1.  Prior . . . .               1               16              558         X X X X
 2.  1984  . . . .           1,096            1,467           26,032           17,464
 3.  1985  . . . .             928            2,128           42,919           24,707
 4.  1986  . . . .           1,429            2,545           52,086           23,993
 5.  1987  . . . .           1,053            2,544           59,182           24,088
 6.  1988  . . . .           1,597            2,472           56,909           23,315
 7.  1989  . . . .           1,052            2,984           69,295           26,894
 8.  1990  . . . .           1,162            4,018           77,584           29,718
 9.  1991  . . . .             600            3,936           76,207           31,104
10.  1992  . . . .             427            3,406           69,788           37,509
11.  1993  . . . .              32            2,090           31,868           37,198
                             -----           ------          -------         --------
12.  Totals. . . .           9,377           27,606          562,428         X X X X

Note: For "prior," report amounts paid or received in current year only. Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.


                                      Losses Unpaid                        Allocated Loss Expenses Unpaid
                                      -------------                        ------------------------------
                            Case Basis            Bulk & IBNR           Case Basis            Bulk & IBNR
                            ----------            -----------           ----------            -----------
                           13         14         15         16         17         18          19         20
                         Direct                Direct                Direct                 Direct
                       and Assumed   Ceded   and Assumed   Ceded   and Assumed   Ceded    and Assumed  Ceded
                       -----------   -----   -----------   -----   -----------   -----   -----------   -----
 1. Prior   . . .          2,656       434         424                    30
 2. 1984  . . . .          1,887       868         159                    26
 3. 1985  . . . .          2,256       538         520                    42        3
 4. 1986  . . . .          3,770       649       1,180                    51        4
 5. 1987  . . . .          6,296     2,410       2,301                    81        6
 6. 1988  . . . .          5,385       136       4,066                   114        7
 7. 1989  . . . .         10,176     1,981       3,367        351        225        7
 8. 1990  . . . .         12,798        10      11,982        918        520       11
 9. 1991  . . . .         18,387       389      23,625      1,860      1,490       24
10. 1992  . . . .         33,337     1,308      49,384      3,040      3,289       58
11. 1993  . . . .         45,100     4,001      88,321      1,944      4,560      130
                         -------    ------     -------      -----      ------     ---
12. Totals  . . .        142,048    12,724     185,329      8,113     10,428      250


                           21               22               23               24
                                                                          Number of
                         Salvage        Unallocated         Total           Claims
                          and             Loss          Net Losses       Outstanding -
                      Subrogation       Expenses       and Expenses      Direct and
                      Anticipated        Unpaid           Unpaid           Assumed
                      -----------      -----------     ------------      -----------
 1.  Prior . . . .                          28            2,704               71
 2.  1984  . . . .                          20            1,224              109
 3.  1985  . . . .                          26            2,303              105
 4.  1986  . . . .                          41            4,389              193
 5.  1987  . . . .                          70            6,332              238
 6.  1988  . . . .                         133            9,555              267
 7.  1989  . . . .                         172           11,601              556
 8.  1990  . . . .                         256           24,617              868
 9.  1991  . . . .                         531           41,760            1,275
10.  1992  . . . .                         612           82,216            2,996
11.  1993  . . . .                       1,147          133,053            7,596
                                         -----          -------           ------
12.  Totals. . . .                       3,036          319,754           14,274

                               Total Losses and         Loss and Loss Expense Percentage
                            Loss Expenses Incurred         (Incurred/Premiums Earned)
                            ----------------------      --------------------------------
                           25         26         27         28          29            30
                         Direct                           Direct
                      and Assumed   Ceded       Net*   and Assumed     Ceded         Net
                      -----------   -----       ----   -----------     -----         ---
 1. Prior   . . .      X X X X    X X X X    X X X X    X X X X      X X X X      X X X X
 2. 1984  . . . .        28,481      1,225     27,256      133.4        198.2        131.4
 3. 1985  . . . .        45,763        541     45,222      129.8         54.4        132.0
 4. 1986  . . . .        57,105        630     56,475      101.0         18.0        106.5
 5. 1987  . . . .        68,133      2,619     65,514       95.5         49.1         99.3
 6. 1988  . . . .        66,507        143     66,464       80.4          2.2         87.1
 7. 1989  . . . .        84,211      3,315     80,896       87.6         44.3         91.1
 8. 1990  . . . .       103,140        939    102,201       92.3         10.3         99.6
 9. 1991  . . . .       120,240      2,273    117,967       89.4         17.8         96.9
10. 1992  . . . .       156,424      4,420    152,004       90.7         28.2         97.0
11. 1993  . . . .       170,997      6,076    164,921       82.0         42.4         84.9
                       --------   --------   --------   --------     --------     --------
12. Totals  . . .      X X X X    X X X X    X X X X    X X X X      X X X X      X X X X


                         Discount for Time                              Net Balance Sheet Reserves
                           Value of Money                  33                  After Discount
                      ----------------------                            --------------------------
                        31               32          Inter-Company         34               35
                                                        Pooling                            Loss
                                        Loss         Participation       Losses          Expenses
                       Loss            Expense        Percentage         Unpaid           Unpaid
                      ----            -------       -------------       ------          --------
 1.  Prior . . . .                                      X X X X           2,646                58
 2.  1984  . . . .                                                        1,178                46
 3.  1985  . . . .                                                        2,238                65
 4.  1986  . . . .                                                        4,301                88
 5.  1987  . . . .                                                        6,187               145
 6.  1988  . . . .                                                        9,315               240
 7.  1989  . . . .                                                       11,211               390
 8.  1990  . . . .                                                       23,852               765
 9.  1991  . . . .                                                       39,763             1,997
10.  1992  . . . .                                                       78,373             3,843
11.  1993  . . . .                                                      127,476             5,577
                                                        --------        -------            ------
12.  Totals. . . .                                      X X X X         306,540            13,214


*Net = (25 - 26) = (11 + 23)

      ANNUAL STATEMENT FOR THE YEAR 1993 OF THE CINCINNATI INSURANCE GROUP


                SCHEDULE P - PART 1E - COMMERCIAL MULTIPLE PERIL

                                 (000 omitted)

        1               Premiums Earned                                 Loss and Loss Expense Payments
                        ---------------                                 ------------------------------
    Years                  2          3          4           Loss Payments                Allocated Loss
  in Which                                                                               Expense Payments
Premiums Were                                                -------------               ----------------
 Earned and              Direct                 Not           5            6              7              8
 Losses Were              and       Ceded      (2-3)        Direct                      Direct
  Incurred              Assumed                          and Assumed     Ceded       and Assumed       Ceded
- --------------          -------     -----      -----     -----------     -----       -----------       -----
 1. Prior   . . .      X X X X    X X X X    X X X X           316                            184          24
 2. 1984  . . . .        60,244      6,122     54,122       31,833          1,970           5,096         180
 3. 1985  . . . .        89,871      9,040     80,831       46,327          3,637           8,215         170
 4. 1986  . . . .       131,819     14,534    117,285       54,746          7,025           9,144         413
 5. 1987  . . . .       156,026     19,016    137,010       60,797          6,591           8,817         210
 6. 1988  . . . .       171,907     20,285    151,622       67,464          9,844           8,717         107
 7. 1989  . . . .       185,362     10,885    174,477      107,957         24,271           9,992          14
 8. 1990  . . . .       196,854     10,861    185,993       80,885          7,448           8,298          47
 9. 1991  . . . .       211,465     13,824    197,641       69,716            949           6,831          19
10. 1992  . . . .       229,463     13,861    215,602       92,001          5,443           3,193          82
11. 1993  . . . .       257,089     19,622    237,467       70,601            492           1,253           4
                       --------   --------   --------      -------         ------          ------       -----
12. Totals  . . .      X X X X    X X X X    X X X X       682,643         67,670          68,740       1,270


     1                           Loss and Loss Expense Payments
                                 ------------------------------
    Years                9               10               11               12
  in Which                                             Number of       Number of
Premium Were          Salvage        Unallocated         Total           Claims
 Earned and             and             Less           Net Paid        Reported -
 Losses Were        Subrogation        Expense        (5 - 6 + 7       Direct and
  Incurred           Received         Payments         - 8 + 10)         Assumed
 -----------        ----------       ----------       ----------       -----------
  1.  Prior . . . .          5               (9)             467         X X X X
  2.  1984  . . . .      1,168            6,537           41,316           15,708
  3.  1985  . . . .      2,490            8,592           59,327           20,038
  4.  1986  . . . .      2,282            8,250           64,702           19,420
  5.  1987  . . . .      2,549            7,326           70,139           21,556
  6.  1988  . . . .      3,258            6,637           72,867           22,320
  7.  1989  . . . .      3,175            7,130          100,794           25,512
  8.  1990  . . . .      2,527            5,426           87,114           76,390
  9.  1991  . . . .      1,558            6,177           80,756           27,398
 10.  1992  . . . .      1,552            7,603           97,272           27,849
 11.  1993  . . . .        706            7,000           78,358           31,243
                        ------           ------          -------         --------
 12.  Totals. . . .     21,270           70,669          753,112         X X X X


Note: For "prior," report amounts paid or received in current year only. Report cumulative amounts paid or received for specific years. Report loss payments not of salvage and subrogation received.



                                      Losses Unpaid                        Allocated Loss Expenses Unpaid
                                      -------------                        ------------------------------
                            Case Basis            Bulk & IBNR           Case Basis            Bulk & IBNR
                            ----------            -----------           ----------            -----------
                           13         14         15         16         17         18          19         20
                         Direct                Direct                Direct                 Direct
                       and Assumed   Ceded   and Assumed   Ceded   and Assumed   Ceded    and Assumed  Ceded
                       -----------   -----   -----------   -----   -----------   -----   -----------   -----
 1. Prior   . . .            3,715      30            26                    60       2
 2. 1984  . . . .              678                                          76       4
 3. 1985  . . . .              924      10                                 177       9
 4. 1986  . . . .            1,717     394           440                   303      15
 5. 1987  . . . .            3,820     100           459                   567      28
 6. 1988  . . . .            4,096     153         1,082                 1,802      91
 7. 1989  . . . .            9,707     630         1,930                 2,743     138
 8. 1990  . . . .           17,000     235         5,870                 5,235     243
 9. 1991  . . . .           23,657      45         7,224     195         9,308     438
10. 1992  . . . .           35,552   1,804        12,396     238        14,676     636
11. 1993  . . . .           61,754     619        24,028     367        23,772   1,098
                           -------   -----        ------     ---        ------   -----
12. Totals  . . .          162,120   4,020        53,454     800        59,719   2,702


                           21               22               23               24
                                                                          Number of
                         Salvage        Unallocated         Total           Claims
                           and             Loss          Not Losses       Outstanding
                       Subrogation       Expenses       and Expenses      Direct and
                       Anticipated        Unpaid           Unpaid           Assumed
                      -----------      -----------     ------------      -----------
 1.  Prior . . . .                            56            3,824               34
 2.  1984  . . . .                            20              770               39
 3.  1985  . . . .                            28            1,110               82
 4.  1986  . . . .                            90            2,141              123
 5.  1987  . . . .                           152            4,870              150
 6.  1988  . . . .                           227            6,963              199
 7.  1989  . . . .                           453           13,565              388
 8.  1990  . . . .                         1,090           29,717              714
 9.  1991  . . . .                         1,405           40,916            1,036
10.  1992  . . . .                         1,526           61,472            2,059
11.  1993  . . . .                         5,017          112,487            6,458
                       ------             ------          ------           -------
12.  Totals. . . .                        10,064          277,835           11,282

                               Total Losses and         Loss and Loss Expense Percentage
                            Loss Expenses Incurred         (Incurred/Premiums Earned)
                            ----------------------      --------------------------------
                           25         26         27         28          29            30

                         Direct                           Direct
                      and Assumed   Ceded       Net*   and Assumed     Ceded         Net
                      -----------   -----       ----   -----------     -----         ---
 1. Prior   . . .      X X X X    X X X X    X X X X    X X X X      X X X X      X X X X
 2. 1984  . . . .        44,240      2,154     42,086       73.4         35.2         77.8
 3. 1985  . . . .        64,263      3,826     60,437       71.5         42.3         74.8
 4. 1986  . . . .        74,690      7,847     66,843       56.7         54.0         57.0
 5. 1987  . . . .        81,938      6,929     75,009       52.5         36.4         54.7
 6. 1988  . . . .        90,025     10,195     79,830       52.4         50.3         52.7
 7. 1989  . . . .       139,412     25,053    114,359       75.2        230.2         65.5
 8. 1990  . . . .       124,804      7,973    116,831       63.4         73.4         62.8
 9. 1991  . . . .       123,318      1,646    121,672       58.3         11.9         61.6
10. 1992  . . . .       166,947      8,203    158,744       72.8         59.2         73.6
11. 1993  . . . .       193,425      2,580    190,845       75.2         13.1         80.4
                       --------   --------   --------   --------     --------     --------
12. Totals  . . .      X X X X    X X X X    X X X X    X X X X      X X X X      X X X X


                           Discount for Time                              Net Balance Sheet Reserves
                             Value of Money                  33                  After Discount
                           -----------------                              --------------------------
                         31               32          Inter-Company         34               35
                                                         Pooling                            Loss
                                         Loss         Participation       Losses          Expenses
                       Loss            Expense        Percentage         Unpaid           Unpaid
                       ----            -------       -------------       ------          --------
 1.  Prior . . . .                                       X X X X           3,710               114
 2.  1984  . . . .                                                           678                92
 3.  1985  . . . .                                                           914               196
 4.  1986  . . . .                                                         1,763               378
 5.  1987  . . . .                                                         4,179               691
 6.  1988  . . . .                                                         5,025             1,938
 7.  1989  . . . .                                                        10,507             3,058
 8.  1990  . . . .                                                        22,635             7,082
 9.  1991  . . . .                                                        30,641            10,275
10.  1992  . . . .                                                        45,906            15,566
11.  1993  . . . .                                                        84,796            27,691
                      ------             -------         -------         -------            ------
                                                         X X X X         210,754            67,081



*Net = (25 - 26) = (11 + 23)

      ANNUAL STATEMENT FOR THE YEAR 1993 OF THE CINCINNATI INSURANCE GROUP

     SCHEDULE P -- PART 1F -- SECTION 1 -- MEDICAL MALPRACTICE -- OCCURRENCE

                                  (000 omitted)

    1                      Premiums Earned
                      ---------------------------

  Years                  2          3             4            Less Payments
 In which                                                  -----------------------
Premiums Were
 Earned and           Direct                                     5              6
 Losses Were          and         Ceded        (2 - 3)         Direct
  Incurred            Assumed                               and Assumed       Ceded
- -------------------------------------------------------------------------------------
1.  Price......      X X X X      X X X X      X X X X               6
2.  1984.......          906           29          877             889
3.  1985.......        1,212           53        1,159           1,074
4.  1986.......        1,863          128        1,735           1,440           60
5.  1987.......        3,085          270        2,815           2,534
6.  1988.......        7,073          636        6,437           2,604
7.  1989.......       10,128          775        9,353           2,471
8.  1990.......        9,990          756        9,234           1,940
9.  1991.......       10,013          744        9,269             740
10. 1992.......       10,172          745        9,427             447
11. 1993.......       10,545          858        9,687             106
- ---------------      -------     --------     --------     -----------        -----
12. Totals.....      X X X X      X X X X      X X X X          14,251           60
- ---------------      -------     --------     --------     -----------        -----


                      Allocated Loss
  Years               Expense Payments             9               10              11             12
 in which           -----------------------                                                   Number of
Premiums Were                                    Salvage        Unallocated     Total         Claims
Earned and              7           8             and              Loss        Net Paid       Reported -
Losses Were           Direct                   Subrogation       Expense       (5 - 6 + 7     Direct and
Incurred            and Assumed   Ceded         Reclaimed        Payments      - 8 + 10)      Assumed
- --------------      -----------   -------      -----------     -----------     ----------      ----------
1.  Price.....              4                         6                             10          X X X X
2.  1984......            620                        64             537          2,046               23
3.  1985......            564        1                2             409          2,046               52
4.  1986......            995        2                9             644          3,017               94
5.  1987......          1,021                         5             553          4,108              132
6.  1988......          1,095        6               17             688          4,381              240
7.  1989......            618                        23             632          3,721              283
8.  1990......            745                        23             129          2,814              373
9.  1991......            510                         1             203          1,453              415
10. 1992......            186                         2             148            781              320
11. 1993......             39                                       138            283              240
- --------------      ---------   ------         --------       ---------      ---------        ---------
12.  Totals...          6,397        9              152           4,081         24,660          X X X X
- --------------      ---------   ------         --------       ---------      ---------        ---------

Note: For "prior", report amounts paid or received in current year only.
      Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.


                            Losses Unpaid                   Allocated Loss Expenses Unpaid
                  --------------------------------      ----------------------------------------
                       Case Basis    Bulk + IBNR         Case Basis         Bulk + IBNR
                  --------------------------------      ---------------------------------------
                    13         14      15      16         17     18        19       20
                   Direct            Direct             Direct           Direct
                    and                and                and              and
                  Assumed    Ceded   Assumed  Ceded     Assumed Ceded    Assumed    Ceded
1.  Price......      165                                    16
2.  1984.......       11                                    25
3.  1985.......       71                                    60
4.  1986.......      265                 12                200
5.  1987.......      268                 47                337
6.  1988.......      605              2,760                630
7.  1989.......      820              4,098              1,114
8.  1990.......    1,535              3,907              1,867     10
9.  1991.......    3,479              3,767              3,077     20
10. 1992.......    2,451              5,503              3,148     40
11. 1993.......    2,203              6,700              4,150     80
- ---------------  -------  -------- --------  -------     -----   ----
12. Totals.....   11,773             26,794             14,624    150
- ---------------  -------  -------- --------  -------     -----   ----



                       21                22              23            24
                                                                     Number
                                                                       of
                     Salvage         Unallocated       Total         Claims
                       and              Loss        Net Losses     Outstanding
                    Subrogation        Expenses    and Expenses    Direct and
                    Anticipated         Unpaid        Unpaid         Assumed
- --------------      -----------      ----------    ------------    -----------
1.  Price.....                                          181              17
2.  1984......                                           36               3
3.  1985......                               1          132               4
4.  1986......                               3          480              16
5.  1987......                               3          655              11
6.  1988......                              26        3,921              23
7.  1989......                              42        6,074              27
8.  1990......                              46        7,345              65
9.  1991......                              63       10,366             108
10. 1992......                              52       11,114             125
11. 1993......                             100       13,073             150
- --------------                         -------       ------           -----
12.  Totals...                             336       53,377             549

                                Total Losses and                      Loss and Loss Expense Percentage
                              Loss Expenses Incurred                     (Incurred/Premiums Earned)
                    -------------------------------------      -------------------------------------------
                       25          26            27              28                 29            30


                      Direct                                   Direct
                    and Assumed   Ceded        Net *           and Assumed       Ceded         Net
- --------------      -----------   -------      -----------     -----------       ----------    ----------
1.  Price.....        X X X X  X X X X          X X X X         X X X X        X X X X         X X X X
2.  1984......          2,082                     2,082           229.8                           237.4
3.  1985......          2,179        1            2,178           179.8            1.9            187.9
4.  1986......          3,599       62            3,497           191.0           48.1            201.6
5.  1987......          4,763                     4,763           154.4                           169.2
6.  1988......          8,308        6            8,302           117.6            0.9            129.0
7.  1989......          9,795                     9,795            96.7                           104.7
8.  1990......         10,169       10           10,159           101.8            1.3            110.0
9.  1991......         11,839       20           11,819           118.2            2.7            127.5
10. 1992......         11,935       40           11,895           117.3            5.4            126.2
11. 1993......         13,436       80           13,356           127.4            9.3            137.9
- --------------      ---------   ------         --------       ---------      ---------        ---------
12.  Totals...        X X X X  X X X X         X X X X         X X X X        X X X X          X X X X



                     Discount for Time                      Net Balance Sheet Reserves
                       Value of Money             33              After Discount
                    ---------------------                   -------------------------
                     31          32                            34         35
                                             Inter-Company
                                             Pooling                     Loss
                                Loss         Participation  Losses      Expenses
                    Loss        Expense      Percentage     Unpaid      Unpaid
- --------------      -------     --------     ------------   ------      ---------
1.  Price.....                               X X X X          165            16
2.  1984......                                                 11            25
3.  1985......                                                 71            61
4.  1986......                                                277           203
5.  1987......                                                315           340
6.  1988......                                              3,265           656
7.  1989......                                              4,918         1,156
8.  1990......                                              5,442         1,903
9.  1991......                                              7,246         3,120
10. 1992......                                              7,954         3,160
11. 1993......                                              8,903         4,170
- --------------     ------      -------      --------        -----        ------
12.  Totals...                               X X X X       38,567        14,810

*Net = (25-26) = (11+23)

FORM 2

     ANNUAL STATEMENT FOR THE YEAR 1993 OF THE CINCINNATI INSURANCE GROUP


     SCHEDULE P - PART 1F - SECTION 2 - MEDICAL MALPRACTICE - CLAIMS-MADE

                                (000 omitted)

         1                 Premiums Earned                                 Loss and Loss Expense Payments
                    -------------------------------        --------------------------------------------------------
       Years           2          3            4                  Loss Payments                  Allocated Loss
      in Which                                                                                  Expense Payments
   Premiums Were                                           ------------------------       ------------------------
    Earned and       Direct                   Net               5               6              7            8
    Losses Were       and       Ceded       (2 - 3)           Direct                         Direct
     Incurred       Assumed                                and Assumed        Ceded       and Assumed     Ceded
- -------------------------------------------------------------------------------------------------------------------
 1. Prior ...       X X X X     X X X X      X X X X
 2. 1984.....
 3. 1985.....
 4. 1986.....
 5. 1987.....
 6. 1988.....
 7. 1989.....
 8. 1990.....
 9. 1991.....
10. 1992.....
11. 1993.....
- -------------------------------------------------------------------------------------------------------------------
12. Totals ..       X X X X     X X X X      X X X X

                            Loss and Expense Payments Made
         1           ----------------------------------------------
       Years              9                10              11                12
     in Which                                                            Number of
   Premiums Were       Salvage        Unallocated        Total             Claims
    Earned and           and              Loss          Net Paid         Reported -
    Losses Were      Subrogation        Expense       (5 - 6 + 7)        Direct and
     Incurred          Received         Payments       - 8 + 10)          Assumed
- --------------------------------------------------------------------------------------
 1. Prior ...                                                              X X X X
 2. 1984.....
 3. 1985.....
 4. 1986.....
 5. 1987.....
 6. 1988.....
 7. 1989.....
 8. 1990.....
 9. 1991.....
10. 1992.....
11. 1993.....
- -------------------------------------------------------------------------------------
12. Totals ..                                                              X X X X

                                  Losses Unpaid                                      Allocated Loss Expenses Unpaid
                  --------------------------------------------------       --------------------------------------------------
                         Case Basis               Bulk & IBNR                       Case Basis                 Bulk & IBNR
                       13         14           15               16              17             18           19            20
                  ---------------------   -----------------------------    -------------------------   ----------------------
                     Direct                  Direct                           Direct                      Direct
                  and Assumed   Ceded     and Assumed         Ceded        and Assumed       Ceded     and Assumed      Ceded
- -----------------------------------------------------------------------------------------------------------------------------
 1. Prior ...
 2. 1984.....
 3. 1985.....
 4. 1986.....
 5. 1987.....
 6. 1988.....
 7. 1989.....
 8. 1990.....
 9. 1991.....
10. 1992.....
11. 1993.....
- -----------------------------------------------------------------------------------------------------------------------------
12. Totals ..


                       21               22               23              24
                                                                     Number of
                    Salvage        Unallocated         Total           Claims
                      and              Loss          Net Losses     Outstanding
                  Subrogation        Expense        and Expenses     Direct and
                  Anticipated         Unpaid           Unpaid         Assumed
- ---------------------------------------------------------------------------------
 1. Prior ...
 2. 1984.....
 3. 1985.....
 4. 1986.....
 5. 1987.....
 6. 1988.....
 7. 1989.....
 8. 1990.....
 9. 1991.....
10. 1992.....
11. 1993.....
- ---------------------------------------------------------------------------------
12. Totals ..

                           Total Losses and                      Loss and Loss Expense Percentage            Discount for Time
                        Loss Expenses Incurred                      (Incurred/Premiums Earned)                Value of Money
                  ---------------------------------        -----------------------------------------      ----------------------
                       25         26           27               28              29             30           31            32
                     Direct                                   Direct                                                     Loss
                  and Assumed   Ceded        Net *         and Assumed        Ceded           Net          Loss        Expense
- --------------------------------------------------------------------------------------------------------------------------------
 1. Prior ...       X X X X     X X X X      X X X X         X X X X          X X X X        X X X X
 2. 1984.....
 3. 1985.....
 4. 1986.....
 5. 1987.....
 6. 1988.....
 7. 1989.....
 8. 1990.....
 9. 1991.....
10. 1992.....
11. 1993.....
- --------------------------------------------------------------------------------------------------------------------------------
12. Totals ..       X X X X     X X X X      X X X X         X X X X          X X X X        X X X X



                          33                  Net Balance Sheet Reserves
                                                    After Discount
                                         ---------------------------------
                    Inter-Company          34                    35
                       Pooling
                    Participation        Losses             Loss Expenses
                      Percentage         Unpaid                Unpaid
- --------------------------------------------------------------------------
 1. Prior ...           X X X X
 2. 1984.....
 3. 1985.....
 4. 1986.....
 5. 1987.....
 6. 1988.....
 7. 1989.....
 8. 1990.....
 9. 1991.....
10. 1992.....
11. 1993.....
- --------------------------------------------------------------------------
12. Totals ..          X X X X

*Net = (25 - 26) = (11 + 23)

FORM 2

      ANNUAL STATEMENT FOR THE YEAR 1993 OF THE CINCINNATI INSURANCE GROUP


SCHEDULE P - PART 1G - SPECIAL LIABILITY (OCEAN MARINE, AIRCRAFT (ALL PERILS),
                             BOILER AND MACHINERY)
                                 (000 omitted)

         1                 Premiums Earned                                 Loss and Loss Expense Payments
                    -------------------------------        --------------------------------------------------------
       Years           2          3            4                  Loss Payments                  Allocated Loss
      in Which                                                                                  Expense Payments
   Premiums Were                                           ------------------------       ------------------------
    Earned and       Direct                   Net               5               6              7            8
    Losses Were       and       Ceded       (2 - 3)           Direct                         Direct
     Incurred       Assumed                                and Assumed        Ceded       and Assumed     Ceded
- -------------------------------------------------------------------------------------------------------------------
 1. Prior ...       X X X X     X X X X      X X X X
 2. 1984.....          1,676         120        1,556            224
 3. 1985.....          2,005         136        1,869            473                            21
 4. 1986.....          2,404         161        2,243            523                            13
 5. 1987.....          2,726         191        2,535            306
 6. 1988.....          2,979         510        2,469            598
 7. 1989.....          3,122         151        2,971            571
 8. 1990.....          3,580          61        3,519          1,105                             9
 9. 1991.....          3,855          76        3,780            502                             1
10. 1992.....          8,023       2,449        5,574          2,300             585            18           18
11. 1993.....         11,920       4,867        7,053          2,445             844            87           48
- ---------------------------------------------------------------------------------------------------------------
12. Totals ..       X X X X     X X X X      X X X X           9,047           1,429           151           66

                             Loss and Loss Expense Payments
         1           ---------------------------------------------
       Years              9                10              11                12
     in Which                                                            Number of
   Premiums Were       Salvage        Unallocated        Total             Claims
    Earned and           and              Loss          Net Paid         Reported -
    Losses Were      Subrogation        Expense       (5 - 6 + 7)        Direct and
     Incurred          Received         Payments       - 8 + 10)          Assumed
- --------------------------------------------------------------------------------------
 1. Prior ...                                                              X X X X
 2. 1984.....             11                5               229            X X X X
 3. 1985.....              4               10               504            X X X X
 4. 1986.....             13               10               546            X X X X
 5. 1987.....             11                2               308            X X X X
 6. 1988.....             13                1               599            X X X X
 7. 1989.....              2               16               589            X X X X
 8. 1990.....              2               74             1,188            X X X X
 9. 1991.....                              56               559            X X X X
10. 1992.....                             123             1,838            X X X X
11. 1993.....                             131             1,771            X X X X
- --------------------------------------------------------------------------------------
12. Totals ..             56              428             8,131            X X X X

Note: For "prior," report amounts paid or received in current year only. Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

                                  Losses Unpaid                                      Allocated Loss Expenses Unpaid
                  --------------------------------------------------       --------------------------------------------------
                         Case Basis               Bulk & IBNR                       Case Basis                 Bulk & IBNR
                  --------------------    --------------------------       ------------------------    ----------------------
                       13         14           15               16              17             18           19            20
                     Direct                  Direct                           Direct                      Direct
                  and Assumed   Ceded     and Assumed         Ceded        and Assumed       Ceded     and Assumed      Ceded
- -----------------------------------------------------------------------------------------------------------------------------
 1. Prior ...             1
 2. 1984.....
 3. 1985.....
 4. 1986.....
 5. 1987.....
 6. 1988.....
 7. 1989.....             8                                                       1
 8. 1990.....             2
 9. 1991.....             1                                                       6
10. 1992.....           539        235           96              24             107             37           3              3
11. 1993.....         2,195        991          435              99             323            136          13             13
- -----------------------------------------------------------------------------------------------------------------------------
12. Totals ..         2,746      1,226          531             123             437            173          16             16


                       21               22               23              24
                                                                     Number of
                    Salvage        Unallocated         Total           Claims
                      and              Loss          Net Losses     Outstanding -
                  Subrogation        Expense        and Expenses     Direct and
                  Anticipated         Unpaid           Unpaid         Assumed
- ---------------------------------------------------------------------------------
 1. Prior ...                                              1
 2. 1984.....
 3. 1985.....
 4. 1986.....
 5. 1987.....
 6. 1988.....
 7. 1989.....                                              9
 8. 1990.....                                              2
 9. 1991.....                                              7
10. 1992.....                            20              466
11. 1993.....                           160            1,887                8
- ---------------------------------------------------------------------------------
12. Totals ..                           180            2,372                8

                           Total Losses and                      Loss and Loss Expense Percentage            Discount for Time
                        Loss Expenses Incurred                      (Incurred/Premiums Earned)                Value of Money
                  ---------------------------------        -----------------------------------------      ----------------------
                       25         26           27               28              29             30           31            32
                     Direct                                   Direct                                                     Loss
                  and Assumed   Ceded        Net *         and Assumed        Ceded           Net          Loss        Expense
- --------------------------------------------------------------------------------------------------------------------------------
 1. Prior ...       X X X X     X X X X      X X X X         X X X X          X X X X        X X X X
 2. 1984.....            229                      229            13.7                            14.7
 3. 1985.....            504                      504            25.1                            27.0
 4. 1986.....            546                      546            22.7                            24.3
 5. 1987.....            308                      308            11.3                            12.1
 6. 1988.....            599                      599            20.1                            24.3
 7. 1989.....            598                      598            19.2                            20.1
 8. 1990.....          1,190                    1,190            33.2                            33.8
 9. 1991.....            566                      566            14.7                            15.0
10. 1992.....          3,206         902        2,304            40.0             36.8           41.3
11. 1993.....          5,789       2,131        3,658            48.6             43.8           51.9
- --------------------------------------------------------------------------------------------------------------------------------
12. Totals ..       X X X X     X X X X      X X X X         X X X X          X X X X        X X X X

                          33                  Net Balance Sheet Reserves
                                                    After Discount
                                         ---------------------------------
                    Inter-Company          34                    35
                       Pooling
                    Participation        Losses             Loss Expenses
                      Percentage         Unpaid                Unpaid
- --------------------------------------------------------------------------
 1. Prior ...           X X X X               1
 2. 1984.....
 3. 1985.....
 4. 1986.....
 5. 1987.....
 6. 1988.....
 7. 1989.....                                 8                  1
 8. 1990.....                                 2
 9. 1991.....                                 1                  6
10. 1992.....                               376                 90
11. 1993.....                             1,540                347
- --------------------------------------------------------------------------
12. Totals ..          X X X X            1,928                444

*Net = (25 - 26) = (11 + 23)

FORM 2
      ANNUAL STATEMENT FOR THE YEAR 1993 OF THE CINCINNATI INSURANCE GROUP


        SCHEDULE P - PART 1H - SECTION 1 - OTHER LIABILITY - OCCURENCE

                                 (000 omitted)

         1                 Premiums Earned                                 Loss and Loss Expense Payments
                    -------------------------------        --------------------------------------------------------
       Years           2          3            4                  Loss Payments                  Allocated Loss
      in Which                                                                                  Expense Payments
   Premiums Were                                           ------------------------       ------------------------
    Earned and       Direct                   Net               5               6              7            8
    Losses Were       and       Ceded       (2 - 3)           Direct                         Direct
     Incurred       Assumed                                and Assumed        Ceded       and Assumed     Ceded
- -------------------------------------------------------------------------------------------------------------------
 1. Prior ...       X X X X     X X X X      X X X X             327                           197
 2. 1984.....         24,921       1,010       23,911         23,375           8,127         1,921          654
 3. 1985.....         38,227       1,854       36,373         23,352           6,553         1,425          192
 4. 1986.....         80,222       6,229       73,993         29,220          10,657         2,072          392
 5. 1987.....        101,902       9,687       92,215         23,522           3,287         2,078           45
 6. 1988.....        103,863      10,669       93,194         25,748           8,316         1,421           57
 7. 1989.....        104,494       9,466       95,028         26,543           5,354         1,847           82
 8. 1990.....        105,996       9,613       96,383         26,869           4,249         1,685           49
 9. 1991.....        108,218       9,785       98,433         11,022             621         1,094
10. 1992.....        111,022      10,020      101,002         11,848           3,133           730           34
11. 1993.....        116,627      10,388      106,239          2,187                            52
- -------------------------------------------------------------------------------------------------------------------
12. Totals ..       X X X X     X X X X      X X X X         204,013          50,297        14,522        1,505

Note: For "prior," report amounts paid or received in current year only. Report cumulative amounts paid or received for specific years, Report loss payments net of salvage and subrogation received.

                            Loss and Loss Expense Payments
         1           ---------------------------------------------
       Years              9                10              11                12
     in Which                                                            Number of
   Premiums Were       Salvage        Unallocated        Total             Claims
    Earned and           and              Loss          Net Paid         Reported -
    Losses Were      Subrogation        Expense       (5 - 6 + 7         Direct and
     Incurred          Received         Payments       - 8 + 10)          Assumed
- --------------------------------------------------------------------------------------
 1. Prior ...                                             524            X X X X
 2. 1984.....             1,474            1,213       17,728              1,746
 3. 1985.....               198            1,692       19,724              2,104
 4. 1986.....               252            1,401       21,644              2,188
 5. 1987.....               425            1,918       24,186              2,277
 6. 1988.....                76            1,366       20,162              2,068
 7. 1989.....               230            2,225       25,179              2,026
 8. 1990.....             1,012            2,299       20,555              2,167
 9. 1991.....                 7            1,302       12,797              1,976
10. 1992.....                68            1,768       11,179              1,877
11. 1993.....                 4            1,194        3,433              1,519
- --------------------------------------------------------------------------------------
12. Totals ..             3,746           16,378      183,111            X X X X



                                  Losses Unpaid                                      Allocated Loss Expenses Unpaid
                  --------------------------------------------------       --------------------------------------------------
                         Case Basis               Bulk & IBNR                       Case Basis                 Bulk & IBNR
                  --------------------    --------------------------       ------------------------    ----------------------
                       13         14           15               16              17             18           19            20
                     Direct                  Direct                           Direct                      Direct
                  and Assumed   Ceded     and Assumed         Ceded        and Assumed       Ceded     and Assumed      Ceded
- -----------------------------------------------------------------------------------------------------------------------------
 1. Prior ...          6,670      665          339                              290
 2. 1984.....          1,151                                                     68              5
 3. 1985.....            578      720                                            88             15
 4. 1986.....          1,157    1,620          856                              120             30
 5. 1987.....          2,626                 8,081                              489             40
 6. 1988.....          2,996      420       10,344                              501             75
 7. 1989.....          2,781       39       12,284            2,597             921            175
 8. 1990.....         11,987      706       14,221            3,033           1,543            221
 9. 1991.....         10,293       50       24,196            4,927           2,230            365
10. 1992.....         21,475    4,966       22,317            4,172           3,447            575
11. 1993.....         15,583    2,714       34,984            6,218           5,775            879
- -----------------------------------------------------------------------------------------------------------------------------
12. Totals ..         77,297   11,900      127,622           20,947          15,472          2,380


                       21               22               23              24
                                                                     Number of
                    Salvage        Unallocated         Total           Claims
                      and              Loss          Net Losses     Outstanding
                  Subrogation        Expense        and Expenses     Direct and
                  Anticipated         Unpaid           Unpaid         Assumed
- -----------------------------------------------------------------------------
 1. Prior ...                            66            6,700              113
 2. 1984.....                            12            1,276               24
 3. 1985.....                                           (69)               46
 4. 1986.....                             5              488               42
 5. 1987.....                           162           11,318               51
 6. 1988.....                           196           13,542               66
 7. 1989.....                           228           13,403               94
 8. 1990.....                           387           24,178              229
 9. 1991.....                           506           31,883              320
10. 1992.....                           416           37,942              405
11. 1993.....                           789           47,320              521
- -----------------------------------------------------------------------------
12. Totals ..                         2,767          187,931            1,901

                           Total Losses and                      Loss and Loss Expense Percentage            Discount for Time
                        Loss Expenses Incurred                      (Incurred/Premiums Earned)                Value of Money
                  ---------------------------------        -----------------------------------------      ----------------------
                       25         26           27               28              29             30           31            32
                     Direct                                   Direct                                                     Loss
                  and Assumed   Ceded        Net *         and Assumed        Ceded           Net          Loss        Expense
- --------------------------------------------------------------------------------------------------------------------------------
 1. Prior ...       X X X X     X X X X      X X X X         X X X X          X X X X        X X X X
 2. 1984.....         27,740       8,786       18,954           111.3            869.9           79.3
 3. 1985.....         27,135       7,480       19,655            71.0            403.5           54.0
 4. 1986.....         34,831      12,699       22,132            43.4            203.9           29.9
 5. 1987.....         38,876       3,372       35,504            38.2             34.8           38.5
 6. 1988.....         42,572       8,868       33,704            41.0             83.1           36.2
 7. 1989.....         46,829       8,247       38,582            44.8             87.1           40.6
 8. 1990.....         58,991       8,258       50,733            55.7             85.9           52.6
 9. 1991.....         50,643       5,963       44,680            46.8             60.9           45.4
10. 1992.....         62,001      12,880       49,121            55.8            128.5           48.6
11. 1993.....         60,564       9,811       50,753            51.9             94.4           47.8
- --------------------------------------------------------------------------------------------------------------------------------
12. Totals ..       X X X X     X X X X      X X X X         X X X X          X X X X        X X X X



                          33                  Net Balance Sheet Reserves
                                                    After Discount
                                         ---------------------------------
                    Inter-Company          34                    35
                       Pooling
                    Participation        Losses             Loss Expenses
                      Percentage         Unpaid                Unpaid
- --------------------------------------------------------------------------
 1. Prior ...           X X X X           6,344                356
 2. 1984.....                             1,151                 75
 3. 1985.....                             (142)                 73
 4. 1986.....                               393                 95
 5. 1987.....                            10,707                611
 6. 1988.....                            12,920                622
 7. 1989.....                            12,429                974
 8. 1990.....                            22,469              1,709
 9. 1991.....                            29,512              2,371
10. 1992.....                            34,654              3,288
11. 1993.....                            41,635              5,685
- --------------------------------------------------------------------------
12. Totals ..          X X X X          172,072             15,859

*Net = (25 - 26) = (11 + 23)

FORM 2

     ANNUAL STATEMENT FOR THE YEAR 1993 OF THE CINCINNATI INSURANCE GROUP



       SCHEDULE P - PARTH 1H - SECTION 2 - OTHER LIABILITY - CLAIMS-MADE

                                 (000 omitted)

       1                     Premiums Earned                            Loss and Loss Expense Payments
                    --------------------------------       ----------------------------------------------------
     Years             2            3           4                 Loss Payments               Allocated Loss
   in Which                                                                                  Expense Payments
 Premiums Were                                             -------------------------    -----------------------
  Earned and         Direct                    Net              5               6            7              8
  Losses Were         and         Ceded      (2 - 3)          Direct                       Direct
   Incurred         Assumed                                and Assumed        Ceded     and Assumed       Ceded
- ---------------------------------------------------------------------------------------------------------------
 1.  Prior....      X X X X     X X X X     X X X X
 2.  1984.....           405          16          389              3                           21
 3.  1985.....         1,132          52        1,080            652             50            51
 4.  1986.....         5,805         416        5,389             56                           42
 5.  1987.....         9,627         829        8,798            192                          123
 6.  1988.....         9,091         840        8,251          1,373                          216
 7.  1989.....         8,449         697        7,752             15                           66
 8.  1990.....         8,887         734        8,153            139                          134
 9.  1991.....         9,342         769        8,573             35                           86
10.  1992.....        10,616         872        9,744            207                           20
11.  1993.....        12,733       1,160       11,573                                           1
- ---------------------------------------------------------------------------------------------------------------
12.  Totals ..       X X X X     X X X X      X X X X          2,672             50           760


                           Loss and Loss Expense Payments
       1            -----------------------------------------
     Years                9             10              11               12
   in Which                                                          Number of
 Premiums Were        Salvage     UnallocateD        Total            Claims
  Earned and            and           Loss          Net Paid        Reported -
  Losses Were       Subrogation     Expense        (5 - 6 + 7       Direct and
   Incurred           Received      Payments       - 8 + 10)         Assumed
- --------------------------------------------------------------------------------
 1.  Prior....                                                    X X X X
 2.  1984.....                           2                26             6
 3.  1985.....                          70               723             5
 4.  1986.....                           7               105            10
 5.  1987.....                          27               342             8
 6.  1988.....                          57             1,646            11
 7.  1989.....                          14                95             7
 8.  1990.....                          25               298            12
 9.  1991.....                          18               139            14
10.  1992.....                          24               251            29
11.  1993.....                          30                31            44
- --------------------------------------------------------------------------------
12.  Totals ..                         274             3,656       X X X X

Note: For "prior," report amounts paid or received in current year only. Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

                                Losses Unpaid                                        Allocated Loss Expenses Unpaid
                --------------------------------------------------       --------------------------------------------------
                        Case Basis               Bulk + IBNR                    Case Basis                  Bulk + IBNR
                ---------------------    -------------------------       ---------------------       ----------------------
                     13           14          15              16              17           18             19            20
                   Direct                   Direct                          Direct                      Direct
                and Assumed     Ceded    and Assumed        Ceded        and Assumed     Ceded       and Assumed      Ceded
- ---------------------------------------------------------------------------------------------------------------------------
 1.  Prior ...
 2.  1984.....
 3.  1985.....
 4.  1986.....
 5.  1987.....           5
 6.  1988.....         108          76
 7.  1989.....          43                                                      5
 8.  1990.....         175                                                     15
 9.  1991.....         223                                                     25              5
10.  1992.....         729                    2,860            120             40             10
11.  1993.....         843                    3,140            400             83             15
- ---------------------------------------------------------------------------------------------------------------------------
12.  Totals...        2,126          76        6,000            520            168             30


                     21           22          23              24
                                                          Number of
                  Salvage    Unallocated    Total           Clalas
                    and          Loss     Net Losses    Outstanding -
                Subrogation    Expenses  and Expenses     Direct and
                Anticipated     Unpaid      Unpaid         Assumed
- ---------------------------------------------------------------------
 1.  Prior ...
 2.  1984.....
 3.  1985.....
 4.  1986.....
 5.  1987.....                                   5               1
 6.  1988.....                                  32               4
 7.  1989.....                                  48               2
 8.  1990.....                      2          192               7
 9.  1991.....                      2          245               8
10.  1992.....                     21        3,520              23
11.  1993.....                     50        3,701              41
- ---------------------------------------------------------------------
12.  Totals...                     75        7,743              86

                            Total Losses and                 Loss and Loss Expense Percentage            Discount for Time
                        Loss Expenses Incurred                  (Incurred/Premiums Earned)                 Value of Money
               ----------------------------------       --------------------------------------         --------------------
                    25           26           27             28             29             30           31             32
                  Direct                                   Direct                                                     Loss
               and Assumed     Ceded        Net *       and Assumed       Ceded           Net          Loss         Expense
- ---------------------------------------------------------------------------------------------------------------------------
 1.  Prior ...    X X X X     X X X X      X X X X        X X X X        X X X X        X X X X
 2.  1984.....          26                       26            6.4                           6.7
 3.  1985.....         773          50          723           68.3           96.2           66.9
 4.  1986.....         105                      105            1.8                           1.9
 5.  1987.....         347                      347            3.6                           3.9
 6.  1988.....       1,754          76        1,678           19.3            9.0           20.3
 7.  1989.....         143                      143            1.7                           1.8
 8.  1990.....         490                      490            5.5                           6.0
 9.  1991.....         389           5          384            4.2            0.7            4.5
10.  1992.....       3,901         130        3,771           36.7           14.9           38.7
11.  1993.....       4,147         415        3,732           32.6           35.8           32.2
- ---------------------------------------------------------------------------------------------------------------------------
12.  Totals ..     X X X X     X X X X      X X X X        X X X X        X X X X        X X X X

                                     Net Balance Sheet Reserves
                                     ---------------------------
                           33              After Discount
                     Inter-Company       34              35
                        Pooling                         Loss
                     Participation     Losses         Expenses
                       Percentage      Unpaid          Unpaid
- ----------------------------------------------------------------
 1.  Prior ...         X X X X
 2.  1984.....
 3.  1985.....
 4.  1986.....
 5.  1987.....                               5
 6.  1988.....                              32
 7.  1989.....                              43            5
 8.  1990.....                             175           17
 9.  1991.....                             223           22
10.  1992.....                           3,469           51
11.  1993.....                           3,583          118
- ----------------------------------------------------------------
12.  Totals ..          X X X X          7,530          213

                               ANNUAL STATEMENT FOR THE YEAR 1993 OF THE CINCINNATI INSURANCE GROUP

                            SCHEDULE P - PART 1I - SPECIAL PROPERTY (FIRE, ALLIED LINES, INLAND MARINE,
                                              EARTHQUAKE, GLASS, BURGLARY AND THEFT)
                                                           (000 OMITED)


       1                     Premiums Earned                            Loss and Loss Expense Payments
                    --------------------------------       ----------------------------------------------------
     Years             2            3           4                 Loss Payments               Allocated Loss
   in Which                                                                                  Expense Payments
 Premiums Were                                             -------------------------    -----------------------
  Earned and         Direct                    Net              5               6            7              8
  Losses Were         and         Ceded      (2 - 3)          Direct                       Direct
   Incurred         Assumed                                and Assumed        Ceded     and Assumed       Ceded
- ---------------------------------------------------------------------------------------------------------------
 1.  Prior ...      X X X X     X X X X      X X X X           2,238                           131
 2.  1992.....        43,446       1,913       41,533         18,863            581            200          13
 3.  1993.....        47,526       2,644       44,882         13,081                           123
- ---------------------------------------------------------------------------------------------------------------
 4.    Totals ..    X X X X     X X X X      X X X X          34,182            581            454          13

                           Loss and Loss Expense Payments
                    -----------------------------------------
                          9             10              11               12
                                                                     Number of
                      Salvage     Unallocated        Total            Claims
                        and           Loss          Net Paid        Reported -
                    Subrogation     Expense        (5 - 6 + 7       Direct and
                      Received      Payments       - 8 + 10)         Assumed
- --------------------------------------------------------------------------------
 1.  Prior ...              108            12            2,381        X X X X
 2.  1992.....              158         1,194           19,663        X X X X
 3.  1993.....              108         1,116           14,320        X X X X
- --------------------------------------------------------------------------------
 4.  Totals ..              374         2,322           36,364        X X X X

Note: For "prior," report amounts paid or received in current year only.
      Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

                                Losses Unpaid                                        Allocated Loss Expenses Unpaid
                --------------------------------------------------       --------------------------------------------------
                        Case Basis               Bulk + IBNR                    Case Basis                  Bulk + IBNR
                ---------------------    -------------------------       ---------------------       ----------------------
                     13           14          15              16              17           18             19            20
                   Direct                   Direct                          Direct                      Direct
                and Assumed     Ceded    and Assumed        Ceded        and Assumed     Ceded       and Assumed      Ceded
- ---------------------------------------------------------------------------------------------------------------------------
 1.  Prior ...       1,091        49          1,224                             130
 2.  1992.....       1,650                      469                             101
 3.  1993.....       3,644                      490                             194
- ---------------------------------------------------------------------------------------------------------------------------
 4.  Totals ..       6,385        49          2,183                             425

                     21           22          23              24
                                                          Number of
                  Salvage    Unallocated    Total           Claims
                    and          Loss     Net Losses    Outstanding -
                Subrogation    Expenses  and Expenses     Direct and
                Anticipated     Unpaid      Unpaid         Assumed
- ---------------------------------------------------------------------
 1.  Prior ...                      46        2,442            71
 2.  1992.....                     107        2,327            27
 3.  1993.....                   1,275        5,603           393
- ---------------------------------------------------------------------
 4.  Totals ..                   1,428       10,372           436

                            Total Losses and                 Loss and Loss Expense Percentage            Discount for Time
                        Loss Expenses Incurred                  (Incurred/Premiums Earned)                 Value of Money
               ----------------------------------       --------------------------------------         --------------------
                    25           26           27             28             29             30           31             32
                  Direct                                   Direct                                                     Loss
               and Assumed     Ceded        Net *       and Assumed       Ceded           Net          Loss         Expense
- ---------------------------------------------------------------------------------------------------------------------------
 1.  Prior ...      X X X X     X X X X      X X X X        X X X X        X X X X        X X X X
 2.  1992.....        22,584         594       21,990           52.0           31.1           52.9
 3.  1993.....        19,923                   19,923           41.9                          44.4
- ---------------------------------------------------------------------------------------------------------------------------
 4.  Totals ..      X X X X     X X X X      X X X X        X X X X        X X X X        X X X X

                                     Net Balance Sheet Reserves
                                           After Discount
                                     ---------------------------
                           33
                     Inter-Company       34              35
                        Pooling                         Loss
                     Participation     Losses         Expenses
                       Percentage      Unpaid          Unpaid
- ----------------------------------------------------------------
 1.  Prior ...       X X X X              2,266            176
 2.  1992.....                            2,119            208
 3.  1993.....                            4,134          1,469
- ----------------------------------------------------------------
 4.  Totals ..       X X X X              8,519          1,853

*Net = (25 - 26) = (11 + 23)


                  SCHEDULE P - PART 1J - AUTO PHYSICAL DAMAGE
                                 (000 omitted)


                             Premiums Earned                            Loss and Loss Expense Payments
       1            --------------------------------       ----------------------------------------------------
     Years             2            3           4                 Loss Payments               Allocated Loss
   in Which                                                                                  Expense Payments
 Premiums Were                                             -------------------------    -----------------------
  Earned and         Direct                    Net              5               6            7              8
  Losses Were         and         Ceded      (2 - 3)          Direct                       Direct
   Incurred         Assumed                                and Assumed        Ceded     and Assumed       Ceded
- ---------------------------------------------------------------------------------------------------------------
 1.  Prior ...      X X X X     X X X X      X X X X           (869)                           207
 2.  1992.....       140,683       2,916      137,767         67,429             21            423
 3.  1993.....       148,107       3,777      144,330         71,107          3,376            228
- ---------------------------------------------------------------------------------------------------------------
 4.  Totals ..      X X X X     X X X X      X X X X         137,667           3,397            858

                           Loss and Loss Expense Payments
                    -----------------------------------------
                          9             10              11               12
                                                                     Number of
                      Salvage     Unallocated        Total            Claims
                        and           Loss          Net Paid        Reported -
                    Subrogation     Expense        (5 - 6 + 7       Direct and
                      Received      Payments       - 8 + 10)         Assumed
- --------------------------------------------------------------------------------
 1.  Prior....               952             2            (660)       X X X X
 2.  1992.....             7,184         5,510           73,341         70,306
 3.  1993.....             4,470         5,851           73,810         65,913
 -------------------------------------------------------------------------------
 4.  Totals...            12,606        11,363          146,491       X X X X

Note: For "prior," report amounts paid or received in current year only. Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

                                Losses Unpaid                                        Allocated Loss Expenses Unpaid
                --------------------------------------------------       --------------------------------------------------
                        Case Basis               Bulk + IBNR                    Case Basis                  Bulk + IBNR
                ---------------------    -------------------------       ---------------------       ----------------------
                     13           14          15              16              17           18             19            20
                   Direct                   Direct                          Direct                      Direct
                and Assumed     Ceded    and Assumed        Ceded        and Assumed     Ceded       and Assumed      Ceded
- ---------------------------------------------------------------------------------------------------------------------------
 1.  Prior....      1,211        5        1,457             10            200
 2.  1992.....        571                 1,521              6            277
 3.  1993.....      7,450        4        2,196                           519
- ---------------------------------------------------------------------------------------------------------------------------
 4.  Totals...      9,232        9        5,174             16            996

                             21              22            23                  24
                                                                           Number of
                          Salvage       Unallocated      Total               Claims
                            and             Loss       net Losses         Outstanding
                        Subrogation       Expense     and Expenses         Direct and
                        Anticipated        Unpaid        Unpaid             Assumed
 1.  Prior....                              1,397          4,250            779
 2.  1992.....                                926          3,289            315
 3.  1993.....                              5,001         15,162          3,059
 --------------------------------------------------------------------------------------
 4.  Totals...                              7,324         22,701          4,153

                            Total Losses and                 Loss and Loss Expense Percentage            Discount for Time
                        Loss Expenses Incurred                  (Incurred/Premiums Earned)                 Value of Money
               ----------------------------------       --------------------------------------         --------------------
                    25           26           27             28             29             30           31             32
                  Direct                                   Direct                                                     Loss
               and Assumed     Ceded        Net *       and Assumed       Ceded           Net          Loss         Expense
- ---------------------------------------------------------------------------------------------------------------------------
 1.  Prior....      X X X X     X X X X      X X X X        X X X X        X X X X        X X X X
 2.  1992.....        76,657          27       76,630           54.5            1.0           55.6
 3.  1993.....        92,352       3,380       88,972           62.4           89.5           61.6
- ---------------------------------------------------------------------------------------------------------------------------
 4.  Totals...      X X X X     X X X X      X X X X        X X X X        X X X X        X X X X

                                     Net Balance Sheet Reserves
                                           After Discount
                                     ---------------------------
                           33
                     Inter-Company       34              35
                        Pooling                         Loss
                     Participation     Losses         Expenses
                       Percentage      Unpaid          Unpaid
- ----------------------------------------------------------------
 1.  Prior....       X X X X             2,653          1,597
 2.  1992.....                           2,086          1,203
 3.  1993.....                           9,642          5,520
- ----------------------------------------------------------------
 4.  Totals...       X X X X            14,381          8,320

*Net = (25 - 26) = (11 + 23)

     ANNUAL STATEMENT FOR THE YEAR 1993 OF THE CINCINNATI INSURANCE GROUP SCHEDULE P - PART 1K - FIDELITY, SURETY, FINANCIAL GUARANTY, MORTGAGE GUARANTY

       1                     Premiums Earned                            Loss and Loss Expense Payments
                    --------------------------------       ----------------------------------------------------
     Years             2            3           4                 Loss Payments               Allocated Loss
   in Which                                                                                  Expense Payments
 Premiums Were                                             -------------------------    -----------------------
  Earned and         Direct                    Net              5               6            7              8
  Losses Were         and         Ceded      (2 - 3)          Direct                       Direct
   Incurred         Assumed                                and Assumed        Ceded     and Assumed       Ceded
- ---------------------------------------------------------------------------------------------------------------
 1.  Prior ...      X X X X     X X X X      X X X X           2,236           1,288           269           55
 2.  1992.....        12,620       1,366       11,254            498                           287
 3.  1993.....        12,241         464       11,777            711                            52
- ---------------------------------------------------------------------------------------------------------------
 4.  Totals ..      X X X X     X X X X      X X X X           3,445           1,288           608           55

                           Loss and Loss Expense Payments
       1            -----------------------------------------
     Years                9            10              11               12
   in Which                                                          Number of
 Premiums Were        Salvage     Unallocated        Total            Claims
  Earned and            and           Loss          Net Paid        Reported -
  Losses Were       Subrogation     Expense        (5 - 6 + 7       Direct and
   Incurred           Received      Payments        - 8 + 10)         Assumed
- ------------------------------------------------------------------------------
 1.  Prior....           107          46            1,208           X X X X
 2.  1992.....            33          35              820           X X X X
 3.  1993.....             3         111              874           X X X X
- ------------------------------------------------------------------------------
 4.  Totals...           143         192            2,902           X X X X

Note: For "prior," report amounts paid or received in current year only. Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.


                                Losses Unpaid                                        Allocated Loss Expenses Unpaid
                --------------------------------------------------       --------------------------------------------------
                        Case Basis               Bulk + IBNR                    Case Basis                  Bulk + IBNR
                ---------------------    -------------------------       ---------------------       ----------------------
                     13           14          15              16              17           18             19            20
                   Direct                   Direct                          Direct                      Direct
                and Assumed     Ceded    and Assumed        Ceded        and Assumed     Ceded       and Assumed      Ceded
- ---------------------------------------------------------------------------------------------------------------------------
 1.  Prior....         1,502      145          531            4             178             60
 2.  1992.....         2,367                   170            2             302             60
 3.  1993.....         1,254                   571           23             580            120
- ---------------------------------------------------------------------------------------------------------------------------
 4.  Totals...         5,123      145        1,272           29           1,060            240


                     21           22          23              24
                                                          Number of
                  Salvage    Unallocated    Total          Claims
                    and          Loss     Net Losses     Outstanding -
                Subrogation    Expenses  and Expenses     Direct and
                Anticipated     Unpaid      Unpaid         Assumed
- ---------------------------------------------------------------------
 1.  Prior....                     46        2,048             92
 2.  1992.....                     58        2,835             56
 3.  1993.....                     95        2,357             39
- ---------------------------------------------------------------------
 4.  Totals...                    199        7,240            187

                            Total Losses and                  Loss and Loss Expense Percentage            Discount for Time
                        Loss Expenses Incurred                   (Incurred/Premiums Earned)                 Value of Money
               ----------------------------------          --------------------------------------         --------------------
                    25           26           27                28             29             30           31             32
                  Direct                                      Direct                                                     Loss
               and Assumed     Ceded        Net *          and Assumed       Ceded           Net          Loss         Expense
- -------------------------------------------------------------------------------------------------------------------------------
 1.  Prior....      X X X X     X X X X      X X X X         X X X X         X X X X        X X X X
 2.  1992.....         3,717          62        3,655            29.5             4.5           32.5
 3.  1993.....         3,374         143        3,231            27.6            30.8           27.4
- -------------------------------------------------------------------------------------------------------------------------------
 4.  Totals...      X X X X     X X X X      X X X X         X X X X         X X X X        X X X X

                                     Net Balance Sheet Reserves
                                           After Discount
                           33        ---------------------------
                     Inter-Company         34              35
                        Pooling                          Loss
                     Participation       Losses         Expenses
                       Percentage        Unpaid          Unpaid
- -------------------------------------------------------------------
 1.  Prior....         X X X X            1,884           164
 2.  1992.....                            2,535           300
 3.  1993.....                            1,802           555
- -------------------------------------------------------------------
 4.  Totals...         X X X X            6,221         1,019

*Net = (25 - 26) = (11 + 23)

      SCHEDULE P - PART 1L - OTHER (INCLUDING CREDIT, ACCIDENT AND HEALTH
                                 (000 omitted)

       1                     Premiums Earned                            Loss and Loss Expense Payments
                    --------------------------------       ----------------------------------------------------
     Years             2            3           4                 Loss Payments               Allocated Loss
   in Which                                                                                  Expense Payments
 Premiums Were                                             -------------------------    -----------------------
  Earned and         Direct                    Net              5               6            7              8
  Losses Were         and         Ceded      (2 - 3)          Direct                       Direct
   Incurred         Assumed                                and Assumed        Ceded     and Assumed       Ceded
- ---------------------------------------------------------------------------------------------------------------
 1.  Prior....      X X X X      X X X X         X X X X
 2.  1992.....            29            2              27          8                          1
 3.  1993.....            29            3              26         20
- ---------------------------------------------------------------------------------------------------------------
 4.  Totals ..      X X X X      X X X X         X X X X          28                          1


                           Loss and Loss Expense Payments
       1            -----------------------------------------
     Years                9             10              11               12
   in Which                                                          Number of
 Premiums Were        Salvage     Unallocated        Total            Claims
  Earned and            and           Loss          Net Paid        Reported -
  Losses Were       Subrogation     Expense        (5 - 6 + 7       Direct and
   Incurred           Received      Payments        - 8 + 10)         Assumed
- -----------------------------------------------------------------------------------
 1.  Prior ...                                                       X X X X
 2.  1992.....                           1               10          X X X X
 3.  1993.....                           2               22          X X X X
- -----------------------------------------------------------------------------------
 4.  Totals ..                           3               32          X X X X

Note: For "prior," report amounts paid or received in current year only. Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.



                                Losses Unpaid                                        Allocated Loss Expenses Unpaid
                --------------------------------------------------       --------------------------------------------------
                        Case Basis               Bulk + IBNR                    Case Basis                  Bulk + IBNR
                ---------------------    -------------------------       ---------------------       ----------------------
                     13           14          15              16              17           18             19            20
                   Direct                   Direct                          Direct                      Direct
                and Assumed     Ceded    and Assumed        Ceded        and Assumed     Ceded       and Assumed      Ceded
- ---------------------------------------------------------------------------------------------------------------------------
 1.  Prior....        1
 2.  1992.....                                                                 1
 3.  1993.....                                                                 5
- ---------------------------------------------------------------------------------------------------------------------------
 4.  Totals...        1                                                        6

                      21           22            23            24
                                                            Number of
                   Salvage    Unallocated       Total        Claims
                     and          Loss         Net Paid    Outstanding -
                  Subscription   Expense     (5 - 6 + 7     Direct and
                    Received     Payment      - 8 + 10)      Assumed
- ---------------------------------------------------------------------------------------------------------------------------
 1.  Prior....                     3             4             1
 2.  1992.....                                   1
 3.  1993.....                                   5
- ---------------------------------------------------------------------------------------------------------------------------
 4.  Totals...                     3            10             1

                            Total Losses and                 Loss and Loss Expense Percentage            Discount for Time
                        Loss Expenses Incurred                  (Incurred/Premiums Earned)                 Value of Money
               ----------------------------------       --------------------------------------         --------------------
                    25           26           27             28             29             30           31             32
                  Direct                                   Direct                                                     Loss
               and Assumed     Ceded        Net *       and Assumed       Ceded           Net          Loss         Expense
- ---------------------------------------------------------------------------------------------------------------------------
 1.  Prior....      X X X X     X X X X      X X X X        X X X X        X X X X        X X X X
 2.  1992.....            11                       11           37.9                          10.7
 3.  1993.....            27                       27           93.1                         103.8
- ---------------------------------------------------------------------------------------------------------------------------
 4.  Totals...      X X X X     X X X X      X X X X        X X X X        X X X X        X X X X

*Net = (25 - 26) = (11 + 23)

                                     Net Balance Sheet Reserves
                                          After Discount
                           33        ---------------------------
                     Inter-Company       34              35
                        Pooling                         Loss
                     Participation     Losses         Expenses
                       Percentage      Unpaid          Unpaid
- ----------------------------------------------------------------
 1.  Prior....          X X X X       1              3
 2.  1992.....                                       1
 3.  1993.....                                       5
- ----------------------------------------------------------------
 4.    Totals...        X X X X       1              9

*Net = (25 - 26) = (11 + 23)

      ANNUAL STATEMENT FOR THE YEAR 1993 OF THE CINCINNATI INSURANCE GROUP


                      SCHEDULE P - PART 1M - INTERNATIONAL

                                 (000 omitted)

                                                                            Loss and Loss Expense Payments
                                                                        --------------------------------------
                          Premiums Earned
                      ------------------------                               Allocated Loss
       1                                              Loss Payments         Expense Payments
     Years                                            -------------         ----------------
    in Which                                                                                            9
 Premiums Were        2         3          4           5         6           7             8         Salvage
   Earned and      Direct                           Direct                                             and
  Losses Were        and                  Net         and                  Direct                  Subrogation
    Incurred       Assumed    Ceded     (2 - 3)     Assumed    Ceded     and Assumed     Ceded      Received
  ------------     -------    -----     -------     -------    -----     -----------     -----     -----------
 1. Prior. . . .   X X X X   X X X X    X X X X
 2. 1984 . . . .
 3. 1985 . . . .
 4. 1986 . . . .
 5. 1987 . . . .
 6. 1988 . . . .                                  NONE
 7. 1989 . . . .
 8. 1990 . . . .
 9. 1991 . . . .
10. 1992 . . . .
11. 1993 . . . .

 -------------     -------    ------     ------     ------     ------     --------      ------       -------
12. Totals . . .   X X X X    X X X X    X X X X

                                                       12
                       10             11          Number of
                   Unallocated       Total         Claims
                       Loss         Net Paid      Reported -
                     Expense      (5 - 6 + 7      Direct and
                     Payments       - 8 + 10)      Assumed
  -------------    -----------    -----------     ----------
 1. 1984 . . . .                                   X X X X
 2. 1984 . . . .                                   X X X X
 3. 1985 . . . .                                   X X X X
 4. 1986 . . . .                                   X X X X
 5. 1987 . . . .                                   X X X X
 6. 1988 . . . .                                   X X X X
 7. 1989 . . . .                                   X X X X
 8. 1990 . . . .                                   X X X X
 9. 1991 . . . .                                   X X X X
10. 1992 . . . .                                   X X X X
11. 1993 . . . .                                   X X X X
 -------------     -----------    --------         -------
12. Totals . . .                                   X X X X

     Note: For "prior," report amounts paid or received in current year only. Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

                                        Losses Unpaid                               Allocated Loss Expenses Unpaid
                         ---------------------------------------------    --------------------------------------------------

                             Case Basis               Bulk & IBNR                 Case Basis                Bulk & IBNR
                         -------------------    ----------------------    ---------------------     ------------------------
                         13            14          15            16           17            18           19            20
                       Direct                    Direct                     Direct                     Direct
                     and Assumed      Ceded    and Assumed      Ceded     and Assumed      Ceded     and Assumed      Ceded
                     -----------      -----    -----------      -----     -----------      -----     -----------      -----
 1.  Prior. . . .
 2.  1984 . . . .
 3.  1985 . . . .
 4.  1986 . . . .
 5.  1987 . . . .
 6.  1988 . . . .                                                         NONE
 7.  1989 . . . .
 8.  1990 . . . .
 9.  1991 . . . .
10.  1992 . . . .
11.  1993 . . . .
                       ------        -------    --------      --------     ---------     ---------    ---------       -----
12.  Totals . . .


                           21              22              23             24
                                                                       Number of
                         Salvage       Unallocated       Total          Claims
                           and            Loss         Net Losses     Outstanding-
                       Subrogation      Expenses      and Expenses      Direct
                       Anticipated       Unpaid          Unpaid       and Assumed
                       -----------      --------       -----------    -----------
 1.  Prior. . . .
 2.  1984 . . . .
 3.  1985 . . . .
 4.  1986 . . . .
 5.  1987 . . . .
 6.  1988 . . . .
 7.  1989 . . . .
 8.  1990 . . . .
 9.  1991 . . . .
10.  1992 . . . .
11.  1993 . . . .
- -----------------       -----------      --------       -----------    -----------
12.  Totals . . .

                        Total Losses and          Loss and Loss Expense Percentage    Discount for Time
                     Loss Expenses Incurred          (Incurred/Premiums Earned)        Value of Money
                     ----------------------       -------------------------------     -----------------
                       25         26       27         28          29         30        31         32
                     Direct                         Direct                                       Loss
                  and Assumed    Ceded    Net*    and Assumed    Ceded      Net       Loss      Expense
                  -----------    -----   -----    -----------    -----      ---       ----      -------
 1. Prior. . . .    X X X X    X X X X   X X X X   X X X X      X X X X    X X X X
 2. 1984 . . . .
 3. 1985 . . . .
 4. 1986 . . . .
 5. 1987 . . . .
 6. 1988 . . . .
 7. 1989 . . . .                                                         NONE
 8. 1990 . . . .
 9. 1991 . . . .
10. 1992 . . . .
11. 1993 . . . .
 -------------     ---------   --------  -------   ---------    -------    -------    -----     ------
12. Totals . . .    X X X X    X X X X   X X X X   X X X X      X X X X    X X X X


                                  Net Balance Sheet Reserves
                                         After Discount
                                  -------------------------
                       33             34             35
                  Inter-Company
                     Pooling                         Loss
                  Participation      Losses        Expenses
                    Percentage       Unpaid         Unpaid
                  -------------      ------        --------
 1. Prior. . . .    X X X X
 2. 1984 . . . .
 3. 1985 . . . .
 4. 1986 . . . .
 5. 1987 . . . .
 6. 1988 . . . .
 7. 1989 . . . .
 8. 1990 . . . .
 9. 1991 . . . .
10. 1992 . . . .
11. 1993 . . . .
 -------------     ---------       ---------      --------
12. Totals . . .    X X X X

*Net = (25-26) = (11+23)

      ANNUAL STATEMENT FOR THE YEAR 1993 OF THE CINCINNATI INSURANCE GROUP


                      SCHEDULE P - PART 1N - REINSURANCE A
                                 (000 omitted)

                         Premiums Earned                                          Loss and Loss Expense Payments
                         ---------------                                          ------------------------------

      1                                                 Loss Payments                Allocated Loss
    Years                                               -------------               Expense Payments
   in Which                                                                         ----------------       9
Premiums Were        2         3          4             5           6                                   Salvage
  Earned and      Direct                                                         7            8           and
 Losses Were        and                  Net         Direct                   Direct                  Subrogation
   Incurred       Assumed    Ceded     (2 - 3)     and Assumed    Ceded     and Assumed     Ceded      Received
 ------------     -------    -----     -------     -----------    -----     -----------     -----     -----------
1. 1988 . . . .
2. 1989 . . . .
3. 1990 . . . .
4. 1991 . . . .                                                       NONE
5. 1992 . . . .
6. 1993 . . . .
   ---------      -------   -------    -------     ----------     ------     --------      -------     ---------
7. Totals . . .   X X X X   X X X X    X X X X

                      10             11             12
                                                 Number of
                 Unallocated       Total          Claims
                     Loss         Net Paid      Reported -
                   Expense      (5 - 6 + 7)     Direct and
                   Payments       - 8 + 10        Assumed
                 -----------    -----------     ----------
1. 1988 . . . .                                   X X X X
2. 1989 . . . .                                   X X X X
3. 1990 . . . .                                   X X X X
4. 1991 . . . .                                   X X X X
5. 1992 . . . .                                   X X X X
6. 1993 . . . .                                   X X X X
   ---------      --------      -----------       -------
7. Totals . . .                                   X X X X


NOTE: Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.



                                       Losses Unpaid                                        Allocated Loss Expenses Unpaid
                                       -------------                                        ------------------------------
                            Case Basis               Bulk & IBNR                 Case Basis                Bulk & IBNR
                            ----------               -----------                 ----------                -----------
                        13            14          15            16           17            18           19            20
                      Direct                    Direct                     Direct                     Direct
                    and Assumed      Ceded    and Assumed      Ceded     and Assumed      Ceded     and Assumed      Ceded
                    -----------      -----    -----------      -----     -----------      -----     -----------      -----
1.  1988 . . . .
2.  1989 . . . .
3.  1990 . . . .
4.  1991 . . . .                                                       NONE
5.  1992 . . . .
6.  1993 . . . .
                    -----------      -----    ----------       -----     -----------      -----     -----------      -----
7.  Totals . . .

                        21              22              23             24
                                                                    Number of
                      Salvage       Unallocated       Total          Claims
                        and            Loss         Net Losses     Outstanding-
                    Subrogation      Expenses      and Expenses      Direct
                    Anticipated       Unpaid          Unpaid       and Assumed
                    -----------      --------      ------------   ------------
1.  1988 . . . .                                                     X X X X
2.  1989 . . . .                                                     X X X X
3.  1990 . . . .                                                     X X X X
4.  1991 . . . .                                                     X X X X
5.  1992 . . . .                                                     X X X X
6.  1993 . . . .                                                     X X X X
                    -----------      --------       -----------      -------
7.  Totals . . .                                                     X X X X

                          Total Losses and            Loss and Loss Expense Percentage    Discount for Time
                       Loss Expenses Incurred            (Incurred/Premiums Earned)        Value of Money
                       ----------------------         --------------------------------    -----------------
                       25          26         27          28          29         30        31         32
                     Direct                             Direct                                       Loss
                  and Assumed     Ceded      Net*     and Assumed    Ceded      Net       Loss      Expense
                  -----------     -----      ----     -----------    -----      ---       ----      -------
1. 1988 . . . .
2. 1989 . . . .
3. 1990 . . . .
4. 1991 . . . .                                                       NONE
5. 1992 . . . .
6. 1993 . . . .
   ----------     -------      -------   -------      -------      -----     ------     -----     ------
7. Total  . . .   X X X X      X X X X   X X X X      X X X X

                             Net Balance Sheet Reserves
                                   After Discount
                             -------------------------
                     33              34            35
               Inter-Company
                  Pooling                         Loss
               Participation       Losses       Expenses
                 Percentage        Unpaid        Unpaid
               -------------       ------        -------
1. 1988 . . . .
2. 1989 . . . .
3. 1990 . . . .
4. 1991 . . . .
5. 1992 . . . .
6. 1993 . . . .   -------          ------        ------
   ----------     X X X X
7. Total  . . .

*Net = (25-26) = (11+23)

                     SCHEDULE P - PART 10 - REINSURANCE B
                                 (000 Omitted)

                         Premiums Earned                                          Loss and Loss Expense Payments
                         ---------------                                          ------------------------------

      1                                                 Loss Payments          Allocated Loss
    Years                                               -------------         Expense Payments
   in Which                                                                   ----------------             9
Premiums Were        2         3         4                                                              Salvage
  Earned and      Direct                                5           6            7            8           and
 Losses Were        and                  Net         Direct                   Direct                  Subrogation
   Incurred       Assumed    Ceded     (2 - 3)     and Assumed    Ceded     and Assumed     Ceded      Received
- -------------     -------    -----     -------     -----------    -----     -----------     -----     -----------
1. 1988 . . . .
2. 1989 . . . .
3. 1990 . . . .
4. 1991 . . . .                                                       NONE
5. 1992 . . . .
6. 1993 . . . .
   ----------     -------   -------    -------       -------      -----       -------      ------       -------
7. Totals . . .   X X X X   X X X X    X X X X

                          10             11             12
                                                     Number of
                     Unallocated       Total          Claims
                         Loss         Net Paid      Reported -
                       Expense      (5 - 6 + 7)     Direct and
                       Payments       - 8 + 10        Assumed
                     -----------    -----------     ----------
1. 1988 . . . .                                       X X X X
2. 1989 . . . .                                       X X X X
3. 1990 . . . .                                       X X X X
4. 1991 . . . .                                       X X X X
5. 1992 . . . .                                       X X X X
6. 1993 . . . .                                       X X X X
   ----------          -------         ------         -------
7. Totals . . .                                       X X X X

     Note: Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

                                       Losses Unpaid                                        Allocated Loss Expenses Unpaid
                                       -------------                                        ------------------------------
                            Case Basis               Bulk & IBNR                 Case Basis                Bulk & IBNR
                            ----------               -----------                 ----------                -----------
                        13            14          15            16           17            18           19            20
                      Direct                    Direct                     Direct                     Direct
                    and Assumed      Ceded    and Assumed      Ceded     and Assumed      Ceded     and Assumed      Ceded
                    -----------      -----    -----------      -----     -----------      -----     -----------      -----
1.  1988 . . . .
2.  1989 . . . .
3.  1990 . . . .
4.  1991 . . . .                                                      NONE
5.  1992 . . . .
6.  1993 . . . .
    --------------  ----------       -----     --------        -----      --------       ------       -------        ----
7.  Totals . . .


                                                                          24
                         21             22              23          Number of
                      Salvage       Unallocated       Total          Claims
                        and            Loss         Net Losses     Outstanding-
                     Subrogation     Expense       and Expenses      Direct
                     Anticipated      Unpaid          Unpaid       and Assumed
                     -----------     --------      ------------   ------------
1.  1988 . . . .                                                     X X X X
2.  1989 . . . .                                                     X X X X
3.  1990 . . . .                                                     X X X X
4.  1991 . . . .                                                     X X X X
5.  1992 . . . .                                                     X X X X
6.  1993 . . . .                                                     X X X X
    -------------    --------        --------      --------          -------
7.  Totals . . .                                                     X X X X

                        Total Losses and            Loss and Loss Expense Percentage    Discount for Time
                     Loss Expenses Incurred            (Incurred/Premiums Earned)        Value of Money
                     ----------------------         --------------------------------   ------------------
                     25          26         27          28          29         30        31         32
                   Direct                             Direct                                       Loss
                and Assumed     Ceded      Net*     and Assumed    Ceded      Net       Loss      Expense
                -----------     -----      ----     -----------    -----      ---       ----      -------
1. 1988 . . . .
2. 1989 . . . .
3. 1990 . . . .
4. 1991 . . . .                                                      NONE
5. 1992 . . . .
6. 1993 . . . .

   ----------      -------      -------   -------      -------     ------     -----      -----     ------
7. Totals . . .    X X X X      X X X X   X X X X      X X X X

                                Net Balance Sheet Reserves
                                      After Discount
                                --------------------------
                     33
               Inter-Company         34            35
                  Pooling                         Loss
               Participation       Losses       Expenses
                 Percentage        Unpaid        Unpaid
               -------------       ------       --------
1. 1988 . . . .
2. 1989 . . . .
3. 1990 . . . .
4. 1991 . . . .
5. 1992 . . . .
6. 1993 . . . .

   ----------     -------          ------        ------
7. Totals . . .   X X X X

*Net = (25 - 26) = (11 + 23)

      ANNUAL STATEMENT FOR THE YEAR 1993 OF THE CINCINNATI INSURANCE GROUP


                      SCHEDULE P - PAR 1P - REINSURANCE C
                                 (000 omitted)

         1                      Premiums Earned                                      Loss and Loss Expense Payments
                                ---------------                                      ------------------------------
      Years                                                   Loss Payments         Allocated Loss
     in Which                2         3          4           --------------        Expense Payments            9
   Premiums Were                                                                    -----------------         Salvage
    Earned and            Direct                               5           6           7            8           and
   Losses Were             and                  Net         Direct                   Direct                 Subrogationd
    Incurred             Assumed    Ceded     (2 - 3)     and Assumed    Ceded     and Assumed     Ceded      Received
  ------------           -------    -----     -------     -----------    -----     -----------     -----     ------------
1. 1988 . . . .
2. 1989 . . . .
3. 1990 . . . .
4. 1991 . . . .                                                          NONE
5. 1992 . . . .
6. 1993 . . . .
                         -------   -------    -------       -------      -----        -----        -----       ------
7. Totals . . .          X X X X   X X X X    X X X X

        1                     10             11             12
      Years
      Which                                              Number of
  Premiums Were          Unallocated       Total          Claims
   Earned and                Loss         Net Paid       Reported -
  Losses Were               Expense       (5 - 6 + 7     Direct and
    Incorrect               Payments      -  8 + 10)       Assumed
- ------------------         -----------    -----------     ----------
1.  1988 . . . .                                          X X X X
2.  1989 . . . .                                          X X X X
3.  1990 . . . .                                          X X X X
4.  1991 . . . .                                          X X X X
5.  1992 . . . .                                          X X X X
6.  1993 . . . .                                          X X X X
                           -------        -------         -------
7.  Totals . . .                                          X X X X

     Note: Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.



                                             Losses Upheld                                        Allocated Loss Expenses Unpaid
                                             -------------                                        ------------------------------
                                  Case Basis               Bulk & IBMR                 Case Basis                Bulk & IMBR
                                  ----------               -----------                 ----------                -----------
                              13            14          15            16           17            18           19            20
                            Direct                    Direct                     Direct                     Direct
                          and Assumed      Ceded    and Assumed      Ceded     and Assumed      Ceded     and Assumed      Ceded
                          -----------      -----    -----------      -----     -----------      -----     -----------      -----
1.  1988 . . . .
2.  1989 . . . .
3.  1990 . . . .
4.  1991 . . . .                                                          NONE
5.  1992 . . . .
6.  1993 . . . .
                           -------       ------     ---------       ----        ------         -----       ------         -----
7.  Totals . . .

                         21              22               23            24
                                                                    Number of
                       Salvage      Unallocated         Total         Claims
                         and            Loss         Net Losses     Outstanding
                     Subrogation      Expenses      and Expenses      Direct
                     Anticipated       Unpaid          Unpaid       and Assumed
                      -----------      --------      -----------    ------------
1.  1988 . . . .                                                        X X X X
2.  1989 . . . .                                                        X X X X
3.  1990 . . . .                                                        X X X X
4.  1991 . . . .                                                        X X X X
5.  1992 . . . .                                                        X X X X
6.  1993 . . . .                                                        X X X X
                         -------         ------         --------        -------
7.  Totals . . .                                                        X X X X

                                Total Losses and            Loss and Loss Expense Percentage    Discount for Time
                             Loss Expenses Incurred            (Incurred/Premiums Earned)        Value of Money
                             ----------------------         --------------------------------    -----------------
                             25                                 28                                          32
                           Direct        26         27        Direct        29         30        31        Loss
                        and Assumed     Ceded      Net*     and Assumed    Ceded      Net       Loss      Expense
                        -----------     -----      ----     -----------    -----      ---       ----      -------
1. 1988 . . . .
2. 1989 . . . .
3. 1990 . . . .
4. 1991 . . . .                                                          NONE
5. 1992 . . . .
6. 1993 . . . .
                         --------     -------   -------      ------      ------     ------     -----     ------
7 . Totals . . .         X X X X      X X X X   X X X X      X X X X

                                       Net Balance Sheet Reserves
                                              After Discount
                                        -------------------------
                           33               34             35
                      Inter-Company
                          Pooling                         Loss
                       Participation       Losses       Expenses
                         Percentage        Unpaid        Unpaid
                       -------------       ------       --------
1.  1988 . . . .
2.  1989 . . . .
3.  1990 . . . .
4.  1991 . . . .
5.  1992 . . . .
6.  1993 . . . .
                        -------          -----         ------
                       X X X X

*Net = (25 - 26) = (11 + 23)


                      SCHEDULE P - PART 1Q - REINSURANCE D
                                 (000 Omitted)

      1                         Premiums Earned                                          Loss and Loss Expense Payments
                                ---------------                                          ------------------------------
     Years                                                   Loss Payments          Allocated Loss              9
    in Which                 2         3          4          -------------          Expense Payments
 Premiums Were                                                                      ----------------            Salvage
   Earned and             Direct                                5           6           7            8            and
  Losses Were               and                  Net         Direct                  Direct                   Subrogation
   Incurred              Assumed    Ceded     (2 - 3)     and Assumed    Ceded     and Assumed     Ceded        Received
 -------------            -------    -----     -------     -----------    -----     -----------     -----     -----------
1. Prior. . . .          X X X X    X X X X    X X X X
2. 1984 . . . .            4,553                 4,553          2,859
3. 1985 . . . .            2,173                 2,173            728
4. 1986 . . . .            2,005                 2,005            110
5. 1987 . . . .            7,140                 7,140            740
                         -------    -------    -------          -----    ------     ----------     ------    ------------
6. Totals . . .          X X X X    X X X X    X X X X          4,437

     1                      Loss and Loss Expense Payments
                            ------------------------------
    Years                  10             11             12
    Which                                              Number of
 Premiums Were          Unallocated       Total          Claims
  Earned and                Loss         Net Paid      Reported -
  Losses Were             Expense       (5 - 6 + 7     Direct and
    Incurred              Payments       - 8 + 10)        Assumed
- ----------------         ----------    -----------     ----------
1.  1988 . . . .                                         X X X X
2.  1989 . . . .                              2,859      X X X X
3.  1990 . . . .                                728      X X X X
4.  1991 . . . .                                110      X X X X
5.  1992 . . . .                                740      X X X X
                            --------          -----      -------
6.  Totals . . .                              4,437      X X X X

     Note: Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

                                             Losses Upheld                                 Allocated Loss Expenses Unpaid
                                             -------------                                 ------------------------------
                                  Case Basis               Bulk & IBMR                 Case Basis                Bulk & IMBR
                                  ----------               -----------                 ----------                -----------
                              13            14          15            16           17            18           19            20
                            Direct                    Direct                     Direct                     Direct
                          and Assumed      Ceded    and Assumed      Ceded     and Assumed      Ceded     and Assumed      Ceded
                          -----------      -----    -----------      -----     -----------      -----     -----------      -----
1.  Prior. . . .
2.  1984 . . . .
3.  1985 . . . .                                                          NONE
4.  1986 . . . .
5.  1987 . . . .
                         ------------     ------    ----------       -----      --------        -----     -----------     -------
6.  Totals . . .


                          21              22              23             24
                                                                      Number of
                          Salvage      Unallocated       Total           Claims
                            and            Loss         Net Losses     Outstanding
                        Subrogation      Expenses      and Expenses      Direct
                        Anticipated       Unpaid          Unpaid       and Assumed
                        -----------      --------       -----------   ------------
1.  Prior  . . .                                                            X X X X
2.  1984 . . . .                                                            X X X X
3.  1985 . . . .                                                            X X X X
4.  1986 . . . .                                                            X X X X
5.  1987 . . . .                                                            X X X X
                           ----------       --------        --------        -------
6.  Totals . . .                                                            X X X X

                                 Total Losses and            Loss and Loss Expense Percentage     Discount for Time
                              Loss Expenses Incurred            (Incurred/Premiums Earned)         Value of Money
                              ----------------------         --------------------------------     -----------------
                              25          26         27          28          29         30        31          32
                            Direct                              Direct                                       Loss
                         and Assumed     Ceded      Net*     and Assumed    Ceded       Net       Loss      Expense
                          -----------     -----      ----     -----------    -----       ---       ----     --------
1. Prior. . . .              X X X X   X X X X    X X X X       X X X X   X X X X     X X X X
2. 1984 . . . .                2,859                2,859          62.8                  62.8
3. 1985 . . . .                  728                  728          33.5                  33.5
4. 1986 . . . .                  110                  110           5.5                   5.5
5. 1987 . . . .                  740                  740          10.4                  10.4
                             -------   -------    -------       -------   -------     -------    -----    --------
       6. Totals . . .       X X X X   X X X X    X X X X       X X X X   X X X X     X X X X

                                          Net Balance Sheet Reserves
                            33                  After Discount
                                          -------------------------
                        Inter-Company          34             35
                            Pooling                          Loss
                         Participation       Losses        Expenses
                           Percentage        Unpaid         Unpaid
                          -------------       ------        --------
1.  Prior  . . .
2.  1984 . . . .
3.  1985 . . . .
4.  1986 . . . .
5.  1987 . . . .
                           -------       ------        --------
6.  Totals . . .           X X X X

*Net = (25 - 26) = (11 + 23)

FORM 2
      ANNUAL STATEMENT FOR THE YEAR 1993 OF THE CINCINNATI INSURANCE GROUP

       SCHEDULE P - PART 1R - SECTION 1 - PRODUCTS LIABILITY - OCCURRENCE

                                 (000 omitted)

                               Premiums Earned                             Loss and Loss Expense Payments
         1          -----------------------------------       ------------------------------------------------------
       Years           2            3             4                Loss Payments                 Allocated Loss
     in Which                                                                                    Expense Payments
   Premiums Were                                              -----------------------        -----------------------
    Earned and      Direct                       Net               5              6               7              8
    Losses Were       and         Ceded         (2-3)           Direct          Ceded          Direct
     Incurred       Assumed                                   and Assumed                    and Assumed       Ceded
 -------------------------------------------------------------------------------------------------------------------
  1. Prior . . .       XXXX         XXXX           XXXX                 5                             99
  2. 1984  . . .      4,599          177          4,422             2,212                            871
  3. 1985  . . .      7,607          364          7,243             2,126                          1,313
  4. 1986  . . .     12,483          866         11,617             3,518                          1,605
  5. 1987  . . .     16,857        1,492         15,365             3,777                          2,749
  6. 1988  . . .     21,725        2,009         19,716             4,222                          2,472
  7. 1989  . . .     24,408        2,108         22,300             3,915                          1,768
  8. 1990  . . .     26,059        2,253         23,806             2,422                          1,345
  9. 1991  . . .     24,922        2,151         22,771             1,429                          1,055
 10. 1992  . . .     23,774        2,051         21,723             2,396           2                424
 11. 1993  . . .     29,910        2,420         23,490               193          14                 11        3
 -------------------------------------------------------------------------------------------------------------------
 12. Totals  . .       XXXX        XXXX           XXXX             26,225          16             13,712        3

                           Loss and Loss Expense Payments
         1           ----------------------------------------------            12
                        9                   10                11
       Years
     in Which                                                               Number of
   Premiums Were       Salvage          Unallocated          Total           Claims
    Earned and           and               Loss            Net Paid         Reported -
    Losses Were      Subrogation          Expense         (6 - 6 + 7       Direct and
     Incurred         Received           Payments         - 8 + 10)         Assumed
 -------------------------------------------------------------------------------------
  1. Prior . . .                                                  104             XXXX
  2. 1984  . . .                                959             4,042               16
  3. 1985  . . .                              1,071             4,510               60
  4. 1986  . . .               8              1,377             6,500               90
  5. 1987  . . .                              1,643             8,169              186
  6. 1988  . . .               6              1,345             8,039              300
  7. 1989  . . .              14              1,398             7,081              387
  8. 1990  . . .              20              1,372             5,139              538
  9. 1991  . . .               3                227             2,721              469
 10. 1992  . . .               8                305             3,123              371
 11. 1993  . . .                                205               392              243
 -------------------------------------------------------------------------------------
 12. Totals  . .              59              9,902            49,820             XXXX

Note: For "prior," report amounts paid or received in current year only. Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.


                                     Losses Unpaid                       Allocated Loss Expenses Unpaid
                        -------------------------------------------    -------------------------------------------
                              Case Basis             Bulk + IBNR            Case Basis             Bulk + IBNR
                        --------------------    -------------------    --------------------   --------------------
                           13            14         15          16         17          18          19          20
                         Direct                   Direct                 Direct                  Direct
                      and Assumed      Ceded    and Assumed   Ceded    and Assumed    Ceded    and Assumed   Ceded
 -----------------------------------------------------------------------------------------------------------------
  1. Prior . . . . .         318
  2. 1984  . . . . .           1                                                83
  3. 1985  . . . . .         642                                               100
  4. 1986  . . . . .         662                        340                    405
  5. 1987  . . . . .       2,030                      1,472                    875
  6. 1988  . . . . .       2,340                      2,027                  1,309
  7. 1989  . . . . .       1,645                      5,807                  1,728
  8. 1990  . . . . .       2,344                      8,988                  2,148
  9. 1991  . . . . .       2,932                      8,958                  3,032        5
 10. 1992  . . . . .       2,094          42          8,221        6         4,494       18           1        1
 11. 1993  . . . . .       1,525         122         14,922       23         9,050       37           4        4
 -----------------------------------------------------------------------------------------------------------------
 12. Totals  . . . .      16,533         164         50,735       29        23,224       60           5        5

                              21                 22                 23                  24
                                                                                    Number of
                            Salvage         Unallocated            Total              Claims
                              and               Loss            Net Losses         Outstanding-
                          Subrogation         Expenses         and Expenses           Direct
                          Anticipated          Unpaid             Unpaid           and Assumed
 ----------------------------------------------------------------------------------------------
  1. Prior . . . . .                                   2                320                  13
  2. 1984  . . . . .                                                     84                   3
  3. 1985  . . . . .                                   5                747                   9
  4. 1986  . . . . .                                   7              1,414                  16
  5. 1987  . . . . .                                  26              4,403                  40
  6. 1988  . . . . .                                  33              5,709                  46
  7. 1989  . . . . .                                  56              9,236                  48
  8. 1990  . . . . .                                  85             13,565                  87
  9. 1991  . . . . .                                  89             15,006                  81
 10. 1992  . . . . .                                  63             14,806                  75
 11. 1993  . . . . .                                 133             25,448                  64
 ----------------------------------------------------------------------------------------------
 12. Totals  . . . .                                 499             90,738                 482

                               Total Losses and          Loss and Loss Expense Percentage   Discount for Time
                            Loss Expenses Incurred          (Incurred/Premiums Earned)        Value of Money
                        -----------------------------    -------------------------------     ----------------
                             25         26       27          28           29         30       31        32
                           Direct                          Direct                                      Loss
                        and Assumed    Ceded    Net *    and Assumed     Ceded      Net      Loss    Expense
 ------------------------------------------------------------------------------------------------------------
  1. Prior . . . . .            XXXX    XXXX     XXXX           XXXX       XXXX      XXXX
  2. 1984  . . . . .           4,126            4,126           89.7                 93.3
  3. 1985  . . . . .           5,257            5,257           69.1                 72.6
  4. 1986  . . . . .           7,914            7,914           63.4                 68.1
  5. 1987  . . . . .          12,572           12,572           74.6                 81.8
  6. 1988  . . . . .          13,748           13,748           63.3                 69.7
  7. 1989  . . . . .          16,317           16,317           66.9                 73.2
  8. 1990  . . . . .          18,704           18,704           71.8                 78.6
  9. 1991  . . . . .          17,732       5   17,727           71.1        0.2      77.8
 10. 1992  . . . . .          17,998      69   17,929           75.7        3.4      82.5
 11. 1993  . . . . .          26,043     203   25,840          100.5        8.4     110.0
 ------------------------------------------------------------------------------------------------------------
 12. Totals  . . . .            XXXX    XXXX     XXXX           XXXX       XXXX      XXXX

                                                   Net Balance Sheet Reserves
                                                          After Discount
                                  33               -----------------------------
                             Inter Company           34                 35
                                Pooling
                             Participation         Losses          Loss Expenses
                              Percentage           Unpaid             Unpaid
 -------------------------------------------------------------------------------
  1. Prior . . . . .                  XXXX               318                   2
  2. 1984  . . . . .                                       1                  83
  3. 1985  . . . . .                                     642                 105
  4. 1986  . . . . .                                   1,002                 412
  5. 1987  . . . . .                                   3,502                 901
  6. 1988  . . . . .                                   4,367               1,342
  7. 1989  . . . . .                                   7,452               1,784
  8. 1990  . . . . .                                  11,332               2,233
  9. 1991  . . . . .                                  11,890               3,116
 10. 1992  . . . . .                                  10,267               4,539
 11. 1993  . . . . .                                  16,302               9,146
 -------------------------------------------------------------------------------
 12. Totals  . . . .                  XXXX            67,075              23,663

*Net - (25 - 26) = (11 + 23)

FORM 2
      ANNUAL STATEMENT FOR THE YEAR 1993 OF THE CINCINNATI INSURANCE GROUP

      SCHEDULE P - PART 1R - SECTION 2 - PRODUCTS LIABILITY - CLAIMS MADE

                                 (000 omitted)

                               Premiums Earned                             Loss and Loss Expense Payments
         1          -----------------------------------       ------------------------------------------------------
       Years           2            3             4                Loss Payments                 Allocated Loss
     in Which                                                                                    Expense Payments
   Premiums Were                                              -----------------------        -----------------------
    Earned and      Direct                       Net               5              6               7              8
    Losses Were       and         Ceded         (2-3)           Direct          Ceded          Direct
     Incurred       Assumed                                   and Assumed                    and Assumed       Ceded
- --------------------------------------------------------------------------------------------------------------------
  1. Prior . . .       XXXX         XXXX           XXXX
  2. 1984  . . .
  3. 1985  . . .
  4. 1986  . . .
  5. 1987  . . .
  6. 1988  . . .
  7. 1989  . . .
  8. 1990  . . .
  9. 1991  . . .
 10. 1992  . . .
 11. 1993  . . .
- --------------------------------------------------------------------------------------------------------------------
 12. Totals  . .       XXXX        XXXX           XXXX

                           Loss and Loss Expense Payments
         1           ----------------------------------------------            12
                        9                   10                11
       Years
     in Which                                                               Number of
   Premiums Were       Salvage          Unallocated          Total           Claims
    Earned and           and               Loss            Net Paid         Reported-
    Losses Were      Subrogation          Expense           (6-6+7         Direct and
     Incurred         Received           Payments           -8+10)           Assumed
- --------------------------------------------------------------------------------------
  1. Prior . . .                                                                  XXXX
  2. 1984  . . .
  3. 1985  . . .
  4. 1986  . . .
  5. 1987  . . .
  6. 1988  . . .                     NONE
  7. 1989  . . .
  8. 1990  . . .
  9. 1991  . . .
 10. 1992  . . .
 11. 1993  . . .
- --------------------------------------------------------------------------------------
 12. Totals  . .                                                                  XXXX

Note: For "prior," report amounts paid or received in current year only, Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.


                                     Losses Unpaid                       Allocated Loss Expenses Unpaid
                        ---------------------------------------    -------------------------------------------
                           Case Basis           Bulk + IBNR             Case Basis             Bulk + IBNR
                        ----------------    -------------------    --------------------   --------------------
                           13        14         15          16         17          18          19          20
                         Direct               Direct                 Direct                  Direct
                      and Assumed   Ceded   and Assumed   Ceded    and Assumed    Ceded    and Assumed   Ceded
- --------------------------------------------------------------------------------------------------------------
  1. Prior . . . . .
  2. 1984  . . . . .
  3. 1985  . . . . .
  4. 1986  . . . . .
  5. 1987  . . . . .
  6. 1988  . . . . .
  7. 1989  . . . . .
  8. 1990  . . . . .
  9. 1991  . . . . .
 10. 1992  . . . . .
 11. 1993  . . . . .
- --------------------------------------------------------------------------------------------------------------
 12. Totals  . . . .

                              21                 22                 23                  24
                                                                                    Number of
                            Salvage         Unallocated            Total              Claims
                              and               loss            Net Losses         Outstanding-
                          Subrogation         Expenses         and Expenses           Direct
                          Anticipated          Unpaid             Unpaid           and Assumed
- -----------------------------------------------------------------------------------------------
  1. Prior . . . . .
  2. 1984  . . . . .
  3. 1985  . . . . .
  4. 1986  . . . . .
  5. 1987  . . . . .
  6. 1988  . . . . .                 NONE
  7. 1989  . . . . .
  8. 1990  . . . . .
  9. 1991  . . . . .
 10. 1992  . . . . .
 11. 1993  . . . . .
- -----------------------------------------------------------------------------------------------
 12. Totals  . . . .


                               Total Losses and          Loss and Loss Expense Percentage   Discount for Time
                            Loss Expenses Incurred          (Incurred/Premiums Earned)        Value of Money
                        -----------------------------    --------------------------------    ---------------
                             25         26       27          28           29         30       31        32
                           Direct                          Direct                                      Loss
                        and Assumed    Ceded    Net *    and Assumed     Ceded      Net      Loss    Expense
- ------------------------------------------------------------------------------------------------------------
  1. Prior . . . . .       XXXX        XXXX     XXXX         XXXX        XXXX      XXXX
  2. 1984  . . . . .
  3. 1985  . . . . .
  4. 1986  . . . . .
  5. 1987  . . . . .
  6. 1988  . . . . .
  7. 1989  . . . . .
  8. 1990  . . . . .
  9. 1991  . . . . .
 10. 1992  . . . . .
 11. 1993  . . . . .
- ------------------------------------------------------------------------------------------------------------
 12. Totals  . . . .       XXXX        XXXX     XXXX         XXXX        XXXX      XXXX

                                                    Net Balance Sheet Reserves
                                                          After Discount
                                  33               -----------------------------
                             Inter Company           34                 35
                                Pooling
                             Participation         Losses          Loss Expenses
                              Percentage           Unpaid             Unpaid
- --------------------------------------------------------------------------------
  1. Prior . . . . .                  XXXX
  2. 1984  . . . . .
  3. 1985  . . . . .
  4. 1986  . . . . .
  5. 1987  . . . . .
  6. 1988  . . . . .                 NONE
  7. 1989  . . . . .
  8. 1990  . . . . .
  9. 1991  . . . . .
 10. 1992  . . . . .
 11. 1993  . . . . .
- --------------------------------------------------------------------------------
 12. Totals  . . . .                  XXXX

*Net - (25 - 26) = (11 + 23)

Form 2
      ANNUAL STATEMENT FOR THE YEAR 1993 OF THE CINCINNATI INSURANCE GROUP

                   SCHEDULE - PART 2a - HOMEOWNERS/FARMOWNERS

       1                               Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)   Development**
 Years in Which ------------------------------------------------------------------------------------------------   -------------
  Losses Were       2         3         4        5        6        7          8        9       10       11      12         13
    Incurred      1984      1985      1986     1987     1988     1989       1990     1991     1992     1993  One Year   Two Year
- ----------------------------------------------------------------------------------------------------------------------------------
   1.  Prior....   5,170*   4,753     4,101    4,049    3,622     3,427     3,413    3,467    3,616    3,699        83        232
   2.  1984.....  41,637   39,193    39,789   39,238   38,894    38,841    38,495   38,472   38,578   38,572        (6)       100
   3.  1985.....  XXXX     54,696    63,512   54,033   53,026    52,865    52,382   52,352   52,191   52,217        26       (135)
   4.  1986.....  XXXX     XXXX      47,085   45,599   44,861   644,755    44,031   43,702   43,412   43,365       (47)      (337)
   5.  1987.....  XXXX     XXXX      XXXX     49,316   44,824    43,705    43,038   42,754   42,513   42,371      (142)      (383)
   6.  1988.....  XXXX     XXXX      XXXX     XXXX     50,817    45,007    43,699   43,317   42,406   41,715      (691)    (1,602)
   7.  1989.....  XXXX     XXXX      XXXX     XXXX     XXXX      68,106    62,076   61,913   60,850   59,209    (1,641)    (2,704)
   8.  1990.....  XXXX     XXXX      XXXX     XXXX     XXXX      XXXX      66,665   62,846   61,685   60,550    (1,135)    (2,296)
   9.  1991.....  XXXX     XXXX      XXXX     XXXX     XXXX      XXXX      XXXX     65,514   62,025   60,088    (1,937)    (5,426)
  10.  1992.....  XXXX     XXXX      XXXX     XXXX     XXXX      XXXX      XXXX     XXXX     63,892   63,332      (560)    XXXX
  11.  1993.....  XXXX     XXXX      XXXX     XXXX     XXXX      XXXX      XXXX     XXXX     XXXX     71,361    XXXX       XXXX
                                                                                                                ------    -------
                                                                                                  12. Totals    (6,050)   (12,551)


                                  SCHEDULE P - PART 2B - PRIVATE PASSENGER AUTO LIABILITY/MEDICAL
- ----------------------------------------------------------------------------------------------------------------------------------
       Prior....   24,450*  27,458   27,209   28,868   27,094    26,056    26,215   26,470   26,484   26,453        (31)      (17)
   2.  1984.....   52,694   58,272   63,054   65,295   65,366    64,925    64,206   64,297   63,805   63,729        (76)     (568)
   3.  1985.....   XXXX     65,242   77,584   83,869   83,100    82,092    81,128   81,104   80,204   80,266         62      (838)
   4.  1986.....   XXXX     XXXX     70,737   76,052   79,919    78,564    74,819   74,158   73,587   72,872       (715)   (1,286)
   5.  1987.....   XXXX     XXXX     XXXX     86,580   81,619    81,718    77,985   75,337   73,831   73,644       (187)   (1,693)
   6.  1988.....   XXXX     XXXX     XXXX     XXXX     87,398    84,918    80,632   77,924   74,190   72,593     (1,597)   (5,331)
   7.  1989.....   XXXX     XXXX     XXXX     XXXX     XXXX      93,436    89,295   84,276   79,537   76,268     (3,269)   (8,008)
   8.  1990.....   XXXX     XXXX     XXXX     XXXX     XXXX      XXXX     108,513  108,039  101,694   95,245     (6,449)  (12,794)
   9.  1991.....   XXXX     XXXX     XXXX     XXXX     XXXX      XXXX      XXXX    104,620  102,770   94,251     (8,519)  (10,369)
  10.  1992.....   XXXX     XXXX     XXXX     XXXX     XXXX      XXXX      XXXX     XXXX    112,984  101,928    (11,056)   XXXX
  11.  1993.....   XXXX     XXXX     XXXX     XXXX     XXXX      XXXX      XXXX     XXXX    XXXX     107,335     XXXX      XXXX
                                                                                                                -------   -------
                                                                                                  12. Totals  (31,837)  (40,904)

                                  SCHEDULE P - PART 2C - COMMERCIAL AUTO/TRUCK LIABILITY/MEDICAL
- ----------------------------------------------------------------------------------------------------------------------------------
    1.  Prior....   9,692*   9,945   11,593   10,430   11,621    10,374     9,790    9,523  10,326    10,265        (61)      742
    2.  1984.....  17,241   16,746   17,179   16,924   16,386    16,458    16,989   15,997  15,816    15,818          2      (179)
    3.  1985.....  XXXX     22,369   25,626   26,517   25,421    26,212    25,400   24,873  24,805    24,669       (136)     (204)
    4.  1986.....  XXXX     XXXX     29,226   32,861   33,816    36,659    37,502   36,130  36,315    35,577       (738)     (553)
    5.  1987.....  XXXX     XXXX     XXXX     35,043   35,200    34,241    34,252   33,119  32,783    32,443       (340)     (676)
    6.  1988.....  XXXX     XXXX     XXXX     XXXX     39,472    44,829    46,879   46,465  45,329    43,471     (1,858)   (2,994)
    7.  1989.....  XXXX     XXXX     XXXX     XXXX     XXXX      43,975    50,094   49,469  46,827    45,371     (1,456)   (4,098)
    8.  1990.....  XXXX     XXXX     XXXX     XXXX     XXXX      XXXX      55,483   59,821  56,091    51,309     (4,782)   (8,512)
    9.  1991.....  XXXX     XXXX     XXXX     XXXX     XXXX      XXXX      XXXX     49,542  49,519    45,911     (3,608)   (3,631)
   10.  1992.....  XXXX     XXXX     XXXX     XXXX     XXXX      XXXX      XXXX     XXXX    59,210    60,420      1,210    XXXX
   11.  1993.....  XXXX     XXXX     XXXX     XXXX     XXXX      XXXX      XXXX     XXXX    XXXX      61,915      XXXX     XXXX
                                                                                                                 ------    ------
                                                                                                  12. Totals  (11,767)  (20,105)

                                           SCHEDULE P - PART 2D - WORKERS' COMPENSATION
- ----------------------------------------------------------------------------------------------------------------------------------
   1.  Prior....    6,129*   8,041   11,863   12,691   13,837    14,765    15,244   15,606   15,877   15,889        12        283
   2.  1984.....   13,822   20,116   23,828   24,596   24,816    25,893    25,922   26,059   25,716   25,769        53       (290)
   3.  1985.....   XXXX     24,360   36,148   40,562   41,021    44,238    44,377   44,596   42,956   43,068       112     (1,528)
   4.  1986.....   XXXX     XXXX     35,788   49,875   52,409    57,411    57,276   56,634   55,733   53,889    (1,844)    (2,745)
   5.  1987.....   XXXX     XXXX     XXXX     55,904   63,039    67,867    67,034   67,264   63,721   62,900      (821)    (4,364)
   6.  1988.....   XXXX     XXXX     XXXX     XXXX     63,294    68,880    68,410   68,256   62,934   63,859       925     (4,397)
   7.  1989.....   XXXX     XXXX     XXXX     XXXX     XXXX      66,477    85,868   86,847   79,741   77,740    (2,001)    (9,107)
   8.  1990.....   XXXX     XXXX     XXXX     XXXX     XXXX      XXXX      88,481   99,395   95,243   97,927     2,684     (1,468)
   9.  1991.....   XXXX     XXXX     XXXX     XXXX     XXXX      XXXX      XXXX     96,106  117,205  113,500    (3,705)    17,394
  10.  1992.....   XXXX     XXXX     XXXX     XXXX     XXXX      XXXX      XXXX     XXXX    143,468  147,986     4,518     XXXX
  11.  1993.....   XXXX     XXXX     XXXX     XXXX     XXXX      XXXX      XXXX     XXXX     XXXX    161,684     XXXX      XXXX
                                                                                                                ------     ------
                                                                                                    12. Totals     (67)    (6,222)

                                         SCHEDULE P - PART 2E - COMMERCIAL MULTIPLE PERIL
- ----------------------------------------------------------------------------------------------------------------------------------
    1.  Prior....  23,700*  26,862   27,535   28,200   28,691    27,764    26,934   26,070   27,163   27,562       399      1,492
    2.  1984.....  33,501   32,463   37,923   38,415   38,733    38,045    36,302   36,418   35,621   35,529       (92)      (889)
    3.  1985.....  XXXX     50,015   54,221   57,756   56,858    56,356    54,732   53,793   54,840   51,817    (3,023)    (1,976)
    4.  1986.....  XXXX     XXXX     68,302   62,988   63,000    65,716    63,025   61,282   61,707   58,503    (3,204)    (2,779)
    5.  1987.....  XXXX     XXXX     XXXX     73,688   70,796    79,397    77,191   71,444   70,122   67,531    (2,591)    (3,913)
    6.  1988.....  XXXX     XXXX     XXXX     XXXX     72,566    75,938    81,182   76,796   74,579   72,966    (1,613)    (3,830)
    7.  1989.....  XXXX     XXXX     XXXX     XXXX     XXXX      95,042   107,927  112,209  111,214  106,776    (4,438)    (5,433)
    8.  1990.....  XXXX     XXXX     XXXX     XXXX     XXXX      XXXX      91,439  101,129  114,744  110,315    (4,429)     9,186
    9.  1991.....  XXXX     XXXX     XXXX     XXXX     XXXX      XXXX      XXXX    107,763  118,392  114,090    (4,302)     6,327
   10.  1992.....  XXXX     XXXX     XXXX     XXXX     XXXX      XXXX      XXXX     XXXX    147,807  149,615     1,808     XXXX
   11.  1993.....  XXXX     XXXX     XXXX     XXXX     XXXX      XXXX      XXXX     XXXX     XXXX    178,828     XXXX      XXXX
                                                                                                                ------     ------
                                                                                                    12. Totals (21,485)    (1,815)


* Reported reserves only. Subsequent development relates only to subsequent payments and reserves.
**Current year less first or second prior year, showing (redundant) or adverse.

Form 2
      SCHEDULE P - PART 2F - SECTION 1 - MEDICAL MALPRACTICE - OCCURRENCE

       1            Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)                       Development**
                    ---------------------------------------------------------------------------------------------------------------
Years in Which
  Losses Were       2           3         4        5         6        7         8         9        10      11       12        13
   Incurred        1984       1985      1986     1987      1988     1989      1990      1991      1992    1993   One Year  Two Year
                   ----------------------------------------------------------------------------------------------------------------
   1.  Prior....     1,032*    1,328       901    1,301    1,133     1,030     1,043       905    1,096   1,061     (35)      156
   2.  1984.....     1,298     1,219     1,674    2,047    2,155     2,070     2,048     1,643    1,765   1,545    (220)      (98)
   3.  1985.....    XXXX       1,567     1,307    1,891    2,141     2,101     2,124     1,768    1,805   1,768     (37)
   4.  1986.....    XXXX      XXXX       1,537    1,590    3,432     4,472     3,142     3,274    4,013   2,850  (1,163)     (424)
   5.  1987.....    XXXX      XXXX      XXXX      1,849    4,154     4,711     3,584     5,386    5,890   4,207  (1,683)   (1,179)
   6.  1988.....    XXXX      XXXX      XXXX     XXXX      3,373     5,207     6,563     5,825    6,842   7,588     746     1,763
   7.  1989.....    XXXX      XXXX      XXXX     XXXX     XXXX       1,648     4,289     4,755    6,797   9,121   2,324     4,366
   8.  1990.....    XXXX      XXXX      XXXX     XXXX     XXXX      XXXX       3,126     7,297    8,310   9,984   1,674     2,687
   9.  1991.....    XXXX      XXXX      XXXX     XXXX     XXXX      XXXX      XXXX       5,769   10,678  11,553     875     5,784
  10.  1992.....    XXXX      XXXX      XXXX     XXXX     XXXX      XXXX      XXXX      XXXX     15,604  11,695  (3,909)   XXXX
  11.  1993.....    XXXX      XXXX      XXXX     XXXX     XXXX      XXXX      XXXX      XXXX     XXXX    13,118  XXXX      XXXX
                                                                                                                 ------    ------
                                                                                                 12. Totals      (1,428)   13,055

      SCHEDULE P - PART 2F - SECTION 2 - MEDICAL MALPRACTICE - CLAIMS-MADE

    1.  Prior....      *
    2.  1984.....
    3.  1985.....   XXXX                                NONE
    4.  1986.....   XXXX      XXXX
    5.  1987.....   XXXX      XXXX      XXXX
    6.  1988.....   XXXX      XXXX      XXXX     XXXX
    7.  1989.....   XXXX      XXXX      XXXX     XXXX     XXXX
    8.  1990.....   XXXX      XXXX      XXXX     XXXX     XXXX      XXXX
    9.  1991.....   XXXX      XXXX      XXXX     XXXX     XXXX      XXXX      XXXX
   10.  1992.....   XXXX      XXXX      XXXX     XXXX     XXXX      XXXX      XXXX      XXXX                               XXXX
   11.  1993.....   XXXX      XXXX      XXXX     XXXX     XXXX      XXXX      XXXX      XXXX     XXXX            XXXX      XXXX
                                                                                                                 ----      ----
                                                                                                         12. Totals

        SCHEDULE P - PART 2G - SPECIAL LIABILITY (OCEAN MARINE, AIRCRAFT
                      (ALL PERILS), BOILER AND MACHINERY)

    1.  Prior....     60 *        11        14       11       10        10        12         9       10      10                 1
    2.  1984.....    224         227       224      224      224       224       224       224      224     224
    3.  1985.....   XXXX         593       509      506      508       513       527       493      495     494      (1)        1
    4.  1986.....   XXXX      XXXX         376      411      448       437       536       537      516     536      20        (1)
    5.  1987.....   XXXX      XXXX      XXXX        234      299       268       269       271      265     306      41        35
    6.  1988.....   XXXX      XXXX      XXXX     XXXX        604       581       582       584      581     598      17        14
    7.  1989.....   XXXX      XXXX      XXXX     XXXX     XXXX         471       468       510      527     582      55        72
    8.  1990.....   XXXX      XXXX      XXXX     XXXX     XXXX      XXXX       1,062     1,095    1,106   1,116      10        21
    9.  1991.....   XXXX      XXXX      XXXX     XXXX     XXXX      XXXX      XXXX         417      484     510      26        93
   10.  1992.....   XXXX      XXXX      XXXX     XXXX     XXXX      XXXX      XXXX      XXXX      2,312   2,161    (151)   XXXX
   11.  1993.....   XXXX      XXXX      XXXX     XXXX     XXXX      XXXX      XXXX      XXXX     XXXX     3,367  XXXX      XXXX
                                                                                                 12. Totals          17       236

        SCHEDULE P - PART 2H - SECTION 1 - OTHER LIABILITY - OCCURRENCE

    1.  Prior....    8,315*   10,196    10,183   10,770   11,116    13,279    11,743    11,623   11,821   16,789    4,968    5,166
    2.  1984.....   12,451    11,863    15,269   17,868   17,008    17,120    17,001    17,182   17,563   17,729      166      547
    3.  1985.....   XXXX      17,219    13,516   17,215   16,117    20,736    18,187    20,730   18,667   17,963     (704)  (2,767)
    4.  1986.....   XXXX      XXXX      20,217   17,619   21,102    27,854    24,000    23,245   22,562   20,726   (1,836)  (2,519)
    5.  1987.....   XXXX      XXXX      XXXX     25,169   25,518    28,612    27,036    31,811   30,081   33.424    3,343    1,613
    6.  1988.....   XXXX      XXXX      XXXX     XXXX     28,102    22,623    24,493    27,732   25,968   32,142    6,174    4,410
    7.  1989.....   XXXX      XXXX      XXXX     XXXX     XXXX      16,140    29,618    40,173   34,188   36,129    1,941   (4,044)
    8.  1990.....   XXXX      XXXX      XXXX     XXXX     XXXX      XXXX      18,363    39,579   43,015   48,047    5,032    8,468
    9.  1991.....   XXXX      XXXX      XXXX     XXXX     XXXX      XXXX      XXXX      25,834   30,609   42,872   12,263   17,038
   10.  1992.....   XXXX      XXXX      XXXX     XXXX     XXXX      XXXX      XXXX      XXXX     31,584   46,937   15,353   XXXX
   11.  1993.....   XXXX      XXXX      XXXX     XXXX     XXXX      XXXX      XXXX      XXXX              48,770   XXXX     XXXX
                                                                                                 12. Totals        46,700   27,912

        SCHEDULE P - PART 2H - SECTION 2 - OTHER LIABILITY - CLAIMS-MADE

    1.  Prior....        *
    2.  1984.....       30                 570       76       85        38        38        23       23       24        1        1
    3.  1985.....   XXXX          30       690    1,851    1,028       730       748       647      653      653                 6
    4.  1986.....   XXXX      XXXX       2,099    1,106    1,332     2,602       122        97       98       98                 1
    5.  1987.....   XXXX      XXXX      XXXX      7,426    1,873     4,361       918       356      319      320        1      (36)
    6.  1988.....   XXXX      XXXX      XXXX     XXXX      9,452     5,956     2,907     2,144    2,019    1,621     (398)    (523)
    7.  1989.....   XXXX      XXXX      XXXX     XXXX     XXXX       2,910     5,182     1,009      485      129     (356)    (880)
    8.  1990.....   XXXX      XXXX      XXXX     XXXX     XXXX      XXXX       8,246     3,816    1,475      463   (1,012)  (3,353)
    9.  1991.....   XXXX      XXXX      XXXX     XXXX     XXXX      XXXX      XXXX      10,474    3,900      364   (3,536) (10,110)
   10.  1992.....   XXXX      XXXX      XXXX     XXXX     XXXX      XXXX      XXXX      XXXX     10,908    3,726   (7,182)  XXXX
   11.  1993.....   XXXX      XXXX      XXXX     XXXX     XXXX      XXXX      XXXX      XXXX     XXXX      3,652   XXXX     XXXX
                                                                                                 12. Totals       (12,482) (14,894)

* Reported reserves only, Subsequent development relates only to subsequent payments and reserves.
**Current year less first or second prior year, showing (redundant) or adverse.

FORM 2

     ANNUAL STATEMENT FOR THE YEAR 1993 OF THE CINCINNATI INSURANCE GROUP


                            SCHEDULE P - PART 2I - SPECIAL PROPERTY (FIRE, ALLIED LINES, INLAND MARINE,
                                              EARTHQUAKE, GLASS, BURGLARY AND THEFT)
- -------------------------------------------------------------------------------------------------------------------
        1                     INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END (000 OMITTED)
                   ------------------------------------------------------------------------------------------------
 Years in Which       2            3          4           5            6            7           8             9
   Losses Were      1984         1985        1986       1987         1988         1989        1990           1991
     Incurred
- -------------------------------------------------------------------------------------------------------------------
 1. Prior   . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X        6,892*
 2. 1992  . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X
 3. 1993  . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X

                            SCHEDULE P - PART 2I- SPECIAL PROPERTY (FIRE, ALLIED LINES, INLAND MARINE,
                                              EARTHQUAKE, GLASS, BURGLARY AND THEFT)

                   Incurred Losses and Allocated
                   Expenses Reported at Year End
                            (000 omitted)              Development**
- -------------------------------------------------------------------------
        1
 Years in Which          10            11              12           13
   Losses Were          1992          1993          One Year     Two Year
     Incurred      ------------------------------   ---------------------
 1. Prior   . .        6,583          8,719           2,136        1,827
 2. 1992  . . .       16,665         20,689           4,024      X X X X
 3. 1993  . . .      X X X X         17,532         X X X X      X X X X
                                  ---------         -------      -------
                                  4. Totals           6,160        1,827


                                            SCHEDULE P - PART 2J - AUTO PHYSICAL DAMAGE
- ------------------------------------------------------------------------------------------------------------------
 1. Prior   . .         X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X       12,963*
 2. 1992  . . .         X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X
 3. 1993  . . .         X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X

 1. Prior   . .           7,357        6,632        (725)      (6,331)
 2. 1992  . . .          70,794       70,194        (600)     X X X X
 3. 1993  . . .         X X X X       78,120     X X X X      X X X X
                                                ---------    --------
                                   4. Totals      (1,325)      (6,331)

                          SCHEDULE P - PART 2K - FIDELITY, SURETY, FINANCIAL GUARANTY, MORTGAGE GUARANTY
- ------------------------------------------------------------------------------------------------------------------
 1. Prior   . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X        7,082*
 2. 1992  . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X
 3. 1993  . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X

 1. Prior   . .      3,666        3,315        (351)      (3,767)
 2. 1992  . . .      3,738        3,562        (176)     X X X X
 3. 1993  . . .    X X X X        3,025     X X X X      X X X X
                                             -------      -------
                                 4. Totals     (527)      (3,767)

                               SCHEDULE P - PART 2L - OTHER (INCLUDING CREDIT, ACCIDENT AND HEALTH)
- ------------------------------------------------------------------------------------------------------------------
 1. Prior   . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X           36*
 2. 1992  . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X
 3. 1993  . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X

 1. Prior   . .         16            9         (7)         (27)
 2. 1992  . . .         11           10         (1)     X X X X
 3. 1993  . . .    X X X X           25    X X X X      X X X X
                                           -------      -------
                               4. Totals        (8)         (27)

                                               SCHEDULE P - PART 2M - INTERNATIONAL
- ------------------------------------------------------------------------------------------------------------------
 1.    Prior  . . . . .
 2.    1984   . . . . .
 3.    1985   . . . . .    X X X X
 4.    1986   . . . . .    X X X X      X X X X     N O N E
 5.    1987   . . . . .    X X X X      X X X X     X X X X
 6.    1988   . . . . .    X X X X      X X X X     X X X X     X X X X
 7.    1989   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X
 8.    1990   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X
 9.    1991   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X
 10.   1992   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X
 11.   1993   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X

 1.    Prior  . . . . .
 2.    1984   . . . . .
 3.    1985   . . . . .
 4.    1986   . . . . .
 5.    1987   . . . . .
 6.    1988   . . . . .
 7.    1989   . . . . .
 8.    1990   . . . . .
 9.    1991   . . . . .
 10.   1992   . . . . .                                         X X X X
 11.   1993   . . . . .    X X X X                 X X X X      X X X X
                           -------                --------     --------
                                       12. Totals


* Reported reserves only. Subsequent development relates only to subsequent payments and reserves.
** Current year less first or second prior year, showing (redundant) or adverse.

FORM 2

      ANNUAL STATEMENT FOR THE YEAR 1993 OF THE CINCINNATI INSURANCE GROUP


                                               SCHEDULE P - PART 2N - REINSURANCE A
- -------------------------------------------------------------------------------------------------------------------
        1                    Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)
                   ------------------------------------------------------------------------------------------------
 Years in Which       2            3          4           5            6            7           8             9
   Losses Were      1984         1985        1986       1987         1988         1989        1990           1991
     Incurred
- -------------------------------------------------------------------------------------------------------------------
 1. 1988  . . .    X X X X      X X X X     X X X X     X X X X
 2. 1989  . . .    X X X X      X X X X     X X X X     X X X X     X X X X      N O N E
 3. 1990  . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X
 4. 1991  . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X
 5. 1992  . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X
 6. 1993  . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X

                                               SCHEDULE P - PART 2N - REINSURANCE A

- --------------------------------------------------------------------------
                 Incurred Losses and Allocated
                 Expenses Reported at Year End
                 (000 omitted)                           Development**
        1       ------------------------------      ---------------------
 Years in Which       10            11                 12           13
   Losses Were       1992          1993             One Year     Two Year
     Incurred
 1. 1988  . . .
 2. 1989  . . .
 3. 1990  . . .
 4. 1991  . . .
 5. 1992  . . .                                                  X X X X
 6. 1993  . . .   X X X X                           X X X X      X X X X
                                                    -------     --------
                               7. Totals

                                                SCHEDULE P - PART 2O- REINSURANCE B
- -------------------------------------------------------------------------------------------------------------------
 1. 1988  . . .    X X X X      X X X X     X X X X     X X X X
 2. 1989  . . .    X X X X      X X X X     X X X X     X X X X     X X X X      N O N E
 3. 1990  . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X
 4. 1991  . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X
 5. 1992  . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X
 6. 1993  . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X

                                                SCHEDULE P - PART 2O- REINSURANCE B
- -------------------------------------------------------------------------------------------------------------------
 1. 1988  . . .
 2. 1989  . . .
 3. 1990  . . .
 4. 1991  . . .
 5. 1992  . . .                                           X X X X
 6. 1993  . . .    X X X X                   X X X X      X X X X
                                             -------      --------
                                7. Totals

                                                 SCHEDULE - PART 2P - REINSURANCE C
- -------------------------------------------------------------------------------------------------------------------
 1. 1988  . . .    X X X X      X X X X     X X X X     X X X X
 2. 1989  . . .    X X X X      X X X X     X X X X     X X X X     X X X X      N O N E
 3. 1990  . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X
 4. 1991  . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X
 5. 1992  . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X
 6. 1993  . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X

                                                 SCHEDULE - PART 2P - REINSURANCE C
- -------------------------------------------------------------------------------------------------------------------
 1. 1988  . . .
 2. 1989  . . .
 3. 1990  . . .
 4. 1991  . . .
 5. 1992  . . .                             X X X X
 6. 1993  . . .                 X X X X     X X X X
                                -------     -------
                                7. Totals

                                                 SCHEDULE - PART 2Q - REINSURANCE D
- -------------------------------------------------------------------------------------------------------------------
 1. Prior   . .      2,883          772       3,127       4,145       3,408        2,263       2,263        2,263
 2. 1984  . . .      4,970        2,981       2,863       2,913       2,886        2.859       2,859        2,859
 3. 1985  . . .    X X X X          943         527         788         761          728         728          728
 4. 1986  . . .    X X X X      X X X X          66         749         110          110         110          110
 5. 1987  . . .    X X X X      X X X X     X X X X         649         976          740         740          740

                                                 SCHEDULE - PART 2Q - REINSURANCE D
- -------------------------------------------------------------------------------------------------------------------
 1. Prior   . .    1,429          1,429                   (834)
 2. 1984  . . .    2,859          2,859
 3. 1985  . . .      728            728
 4. 1986  . . .      110            110
 5. 1987  . . .      740            740
                             6. Totals                    (834)


                                 SCHEDULE P - PART 2R - SECTION 1 - PRODUCTS LIABILITY - OCCURENCE
- -----------------------------------------------------------------------------------------------------------------------------
 1.     Prior . . . . .          2,358*       3,057       2,664       2,612       2,534        2,422       2,492        2,659
 2.     1984  . . . . .          1,049        2,109       3,395       3,287       3,361        2,884       3,247        3,395
 3.     1985  . . . . .        X X X X        1,517       2,622       4,490       5,182        4,159       4,240        4,570
 4.     1986  . . . . .        X X X X      X X X X       2,002       3,700       6,457        6,834       6,727        6,994
 5.     1987  . . . . .        X X X X      X X X X     X X X X       3,068       6,916        7,634       9,045        9,081
 6.     1988  . . . . .        X X X X      X X X X     X X X X     X X X X       3,809        6,343       8,102       12,966
 7.     1989  . . . . .        X X X X      X X X X     X X X X     X X X X     X X X X        4,508       8,150       11,047
 8.     1990  . . . . .        X X X X      X X X X     X X X X     X X X X     X X X X      X X X X       6,781       11,011
 9.     1991  . . . . .        X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X       10,619
10.     1992  . . . . .        X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X
11.     1993 . . . . .         X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X

                                 SCHEDULE P - PART 2R - SECTION 1 - PRODUCTS LIABILITY - OCCURENCE
- ------------------------------------------------------------------------------------------------------------------------------
 1.    Prior . . . . .          2,551        2,830          279         171
 2.    1984  . . . . .          3,152        3,167           15        (228)
 3.    1985  . . . . .          4,458        4,181         (777)       (389)
 4.    1986  . . . . .          7,520        6,530         (990)       (464)
 5.    1987  . . . . .         10,169       10,903          734       1,822
 6.    1988  . . . . .         14,266       12,370       (1,896)       (596)
 7.    1989  . . . . .         11,419       14,863        3,444       3,816
 8.    1990  . . . . .         12,752       17,247        4,495       6,236
 9.    1991  . . . . .         14,641       17,411        2,770       6,792
10.    1992  . . . . .         17,495       17,561           66     X X X X
11.    1993  . . . . .        X X X X       25,502      X X X X     X X X X
                                                        -------     --------
                                            12. Totals    8,640       17,160

                                SCHEDULE P - PART 2R - SECTION 2 - PRODUCTS LIABILITY - CLAIMS-MADE
- ----------------------------------------------------------------------------------------------------------------------------
 1.    Prior  . . . . .
 2.    1984   . . . . .
 3.    1985   . . . . .        X X X X
 4.    1986   . . . . .        X X X X      X X X X
 5.    1987   . . . . .        X X X X      X X X X     X X X X     N O N E
 6.    1988   . . . . .        X X X X      X X X X     X X X X     X X X X
 7.    1989   . . . . .        X X X X      X X X X     X X X X     X X X X     X X X X
 8.    1990   . . . . .        X X X X      X X X X     X X X X     X X X X     X X X X      X X X X
 9.    1991   . . . . .        X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X
 10.   1992   . . . . .        X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X
 11.   1993   . . . . .        X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X

                                            SCHEDULE P - PART 2R - SECTION 2 - PRODUCTS LIABILITY - CLAIMS-MADE
- -----------------------------------------------------------------------------------------------------------------------------------
 1.    Prior  . . . . .
 2.    1984   . . . . .
 3.    1985   . . . . .
 4.    1986   . . . . .
 5.    1987   . . . . .
 6.    1988   . . . . .
 7.    1989   . . . . .
 8.    1990   . . . . .
 9.    1991   . . . . .
 10.   1992   . . . . .
 11.   1993   . . . . .                    X X X X      X X X X
                                           -------      -------
                            12. Totals


* Reported reserves only. Subsequent development relates only to subsequent payments and reserves.
** Current year less first or second prior year, showing (redundant) or adverse.

FORM 2

     ANNUAL STATEMENT FOR THE YEAR 1993 OF THE CINCINNATI INSURANCE GROUP

                 SCHEDULE P - PART 3A - HOMEOWNERS/FARMOWNERS

                                         Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)
        1                  ----------------------------------------------------------------------------------------------
 Years in Which               2            3          4           5            6            7           8             9
   Losses Were              1984         1985        1986       1987         1988         1989        1990           1991
- -------------------------------------------------------------------------------------------------------------------------
 1.    Prior  .  . . . .       000        1,376       1,802       2,751       3,062        3,087       3,175        3,176
 2.    1984   . . . . .     27,629       36,120      37,221      37,694      38,182       38,313      38,316       38,317
 3.    1985   . . . . .    X X X X       39,608      49,597      50,818      51,183       51,898      51,979       52,096
 4.    1986   . . . . .    X X X X      X X X X      31,199      40,494      41,869       42,487      42,992       43,383
 5.    1987   . . . . .    X X X X      X X X X     X X X X      30,879      40,414       41,724      42,076       42,181
 6.    1988   . . . . .    X X X X      X X X X     X X X X     X X X X      40,791       39,640      40,842       41,394
 7.    1989   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X       39,455      55,956       57,449
 8.    1990   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X      44,888       56,199
 9.    1991   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X       43,199
 10.   1992   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X
 11.   1993   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X

                 SCHEDULE P - PART 3A - HOMEOWNERS/FARMOWNERS

                          Cumulative Paid Losses and           12          13
                          Allocated Expenses at Year       Number of    Number of
        1                     End (000 Omitted)             Claims      Claims
 Years in Which           --------------------------        Closed       Closed
   Losses Were                 10            11            With Loss    Without
     Incurred                 1992          1993            Payment   Loss Payment
- ----------------------------------------------------------------------------------
 1.    Prior  . . . . .      3,204          3,300
 2.    1984   . . . . .     38,482         38,480           26,906        2,450
 3.    1985   . . . . .     52,110         52,134           33,051        3,406
 4.    1986   . . . . .     43,205         43,238           25,971        4,868
 5.    1987   . . . . .     42,254         42,266           29,114        3,026
 6.    1988   . . . . .     41,513         41,220           24,232        3,067
 7.    1989   . . . . .     58,347         58,723           27,748        2,735
 8.    1990   . . . . .     58,034         58,721           29,141        2,691
 9.    1991   . . . . .     54,343         56,515           28,858        2,617
 10.   1992   . . . . .     42,177         55,977           27,645        2,214
 11.   1993   . . . . .    X X X X         50,042           24,904        2,116

        SCHEDULE P - PART 3B - PRIVATE PASSENGER AUTO LIABILITY/MEDICAL

 1.    Prior  . . . . .        000       13,553      18,791      23,273      23,702       24,890      25,528       25,767
 2.    1984   . . . . .     24,055       40,253      60,969      57,321      60,897       62,498      62,933       63,394
 3.    1985   . . . . .    X X X X       29,038      51,818      65,477      73,344       77,441      79,046       79,637
 4.    1986   . . . . .    X X X X      X X X X      26,198      44,497      57,215       66,122      70,061       71,095
 5.    1987   . . . . .    X X X X      X X X X     X X X X      29,906      46,062       59,783      66,586       70,219
 6.    1988   . . . . .    X X X X      X X X X     X X X X     X X X X      24,384       43,860      57,182       64,377
 7.    1989   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X       29,128      50,168       61,763
 8.    1990   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X      32,174       56,505
 9.    1991   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X       33,467
 10.   1992   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X
 11.   1993   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X

        SCHEDULE P - PART 3B - PRIVATE PASSENGER AUTO LIABILITY/MEDICAL

 1.    Prior  . . . . .     25,898         25,884
 2.    1984   . . . . .     63,507         63,511     20,148        5,260
 3.    1985   . . . . .     79,716         79,843     22,684        5,946
 4.    1986   . . . . .     71,580         71,678     21,384        5,277
 5.    1987   . . . . .     71,520         71,925     19,722        5,279
 6.    1988   . . . . .     68,406         69,756     18,989        5,807
 7.    1989   . . . . .     69,052         71,256     19,251        5,770
 8.    1990   . . . . .     73,812         84,041     20,115        4,607
 9.    1991   . . . . .     55,558         70,836     19,381        3,959
 10.   1992   . . . . .     34,444         60,094     20,278        3,293
 11.   1993   . . . . .    X X X X         35,611     17,170        2,172

        SCHEDULE P - PART 3C - COMMERCIAL AUTO/TRUCK LIABILITY/MEDICAL

 1.    Prior  . . . . .        000        4,481       8,052       8,631      10,160        9,826       9,372        9,057
 2.    1984   . . . . .      5,925        9,806      12,472      14,046      14,941       15,041      15,571       15,730
 3.    1985   . . . . .    X X X X        8,377      14,765      19,079      21,548       22,489      23,435       24,111
 4.    1986   . . . . .    X X X X      X X X X      11,495      19,483      25,361       28,477      32,287       33,624
 5.    1987   . . . . .    X X X X      X X X X     X X X X      11,215      19,364       25,323      28,381       30,524
 6.    1988   . . . . .    X X X X      X X X X     X X X X     X X X X      12,779       22,423      31,084       36,590
 7.    1989   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X       12,456      23,136       31,396
 8.    1990   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X      13,015       25,454
 9.    1991   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X       13,991
 10.   1992   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X
 11.   1993   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X

        SCHEDULE P - PART 3C - COMMERCIAL AUTO/TRUCK LIABILITY/MEDICAL

 1.    Prior  . . . . .      9,992          9,985
 2.    1984   . . . . .     15,746         15,775     11,333        2,947
 3.    1985   . . . . .     24,252         24,282     12,742        3,331
 4.    1986   . . . . .     35,059         35,105     11,994        2,938
 5.    1987   . . . . .     30,907         31,172     11,045        2,920
 6.    1988   . . . . .     39,832         40,982     10,432        3,097
 7.    1989   . . . . .     36,731         40,684      9,965        3,106
 8.    1990   . . . . .     39,409         44,340     11,203        2,644
 9.    1991   . . . . .     24,716         32,509     10,583        2,290
 10.   1992   . . . . .     17,958         32,833     11,208        2,159
 11.   1993   . . . . .    X X X X         20,879     12,080        1,666

                  SECTION P - PART 3D - WORKERS' COMPENSATION

 1.    Prior  . . . . .        000        4,018       6,804       8,673       9,747       10,653      11,552       12,142
 2.    1984   . . . . .      6,586       13,651      17,818      20,230      21,492       22,434      23,218       23,782
 3.    1985   . . . . .    X X X X        9,897      21,977      29,244      33,804       36,229      38,215       39,166
 4,    1986   . . . . .    X X X X      X X X X      12,642      27,957      36,641       41,744      45,731       47,019
 5.    1987   . . . . .    X X X X      X X X X     X X X X      14,381      32,754       42,901      49,043       52,533
 6.    1988   . . . . .    X X X X      X X X X     X X X X     X X X X      13,736       32,054      42,513       48,599
 7.    1989   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X       18,528      41,749       53,644
 8.    1990   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X      21,862       48,070
 9.    1991   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X       23,773
 10.   1992   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X
 11.   1993   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X

                 SCHEDULE P - PART 3D - WORKERS' COMPENSATION

 1.    Prior  . . . . .     12,671         13,213
 2.    1984   . . . . .     24,133         24,565     14,705        2,650
 3.    1985   . . . . .     40,113         40,791     20,789        3,813
 4.    1986   . . . . .     48,375         49,541     22,073        1,701
 5.    1987   . . . . .     55,007         56,638     20,778        1,693
 6.    1988   . . . . .     52,106         54,437     19,486        2,226
 7.    1989   . . . . .     61,666         66,311     22,258        1,638
 8.    1990   . . . . .     63,867         73,566     20,347        1,507
 9.    1991   . . . . .     55,110         72,271      6,944          721
 10.   1992   . . . . .     27,621         66,382      4,940        1,042
 11.   1993   . . . . .    X X X X         29,778      3,757          930


               SCHEDULE P - PART 3E - COMMERCIAL MULTIPLE PERIL

 1.    Prior  . . . . .        000        7,648      12,721      16,481      18,862       20,173      21,291       22,490
 2.    1984   . . . . .     17,163       25,013      27,874      30,003      31,956       32,906      33,924       34,256
 3.    1985   . . . . .    X X X X       23,566      33,516      38,646      44,336       47,625      48,505       50,244
 4.    1986   . . . . .    X X X X      X X X X      30,415      38,278      43,181       48,405      53,023       54,684
 5.    1987   . . . . .    X X X X      X X X X     X X X X      32,117      43,862       49,505      54,948       58,664
 6.    1988   . . . . .    X X X X      X X X X     X X X X     X X X X      33,053       47,220      53,324       58,096
 7.    1989   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X       49,444      72,451       78,783
 8.    1990   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X      47,298       63,787
 9.    1991   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X       44,293
 10.   1992   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X
 11.   1993   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X

               SCHEDULE P - PART 3E - COMMERCIAL MULTIPLE PERIL

 1.    Prior  . . . . .     23,318         23,794
 2.    1984   . . . . .     34,529         34,779     12,835        2,774
 3.    1985   . . . . .     50,408         50,735     15,788        4,095
 4.    1986   . . . . .     55,942         56,452     15,359        3,836
 5.    1987   . . . . .     61,187         62,813     16,611        4,684
 6.    1988   . . . . .     62,716         66,230     15,959        6,068
 7.    1989   . . . . .     87,143         93,664     16,589        8,465
 8.    1990   . . . . .     73,236         81,688     19,884        5,607
 9.    1991   . . . . .     65,277         74,579     20,504        5,620
 10.   1992   . . . . .     63,770         89,669     20,750        4,787
 11.   1993   . . . . .    X X X X         71,358     20,344        4,129

Note: Net of salvage and subrogation received.

Form 2
     ANNUAL STATEMENT FOR THE YEAR 1993 OF THE CINCINNATI INSURANCE GROUP

      SCHEDULE P - PART 3F - SECTION 1 - MEDICAL MALPRACTICE - OCCURRENCE

      1                Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)
Years in Which         ------------------------------------------------------------------------
 Losses Were             2            3             4           5            6            7
  Incurred             1984         1985          1986        1987         1988          1989
- -----------------------------------------------------------------------------------------------
 1.  Prior  . . .       000             196          445         638          742           778
 2.  1984   . . .          132          193          483         742        1,123         1,335
 3.  1985   . . .    X X X X             12           99         233          915         1,062
 4.  1986   . . .    X X X X      X X X X             31          94          586         1,199
 5.  1987   . . .    X X X X      X X X X      X X X X           108          531           938
 6.  1988   . . .    X X X X      X X X X      X X X X     X X X X             31           240
 7.  1989   . . .    X X X X      X X X X      X X X X     X X X X      X X X X              43
 8.  1990   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
 9.  1991   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
10.  1992   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
11.  1993   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X

                            Cumulative Paid Losses and Allocated
                             Expenses at Year End (000 omitted)            12                13
                       ----------------------------------------------  Number of         Number of
Years in Which                                                           Claims            Claims
 Losses Were             8            9            10           11       Closed            Closed
  Incurred              1990         1991         1992         1993    With Loss        Without Loss
                                                                        Payment           Payment
- -----------------------------------------------------------------------------------------------------
 1.  Prior  . . .          810          876         870            880
 2.  1984   . . .        1,435        1,517       1,568          1,509           8                12
 3.  1985   . . .        1,748        1,603       1,605          1,637          19                29
 4.  1986   . . .        1,380        1,775       2,072          2,373          33                47
 5.  1987   . . .        1,301        3,087       3,461          3,555          35                86
 6.  1988   . . .          657        1,926       3,311          3,693          73               144
 7.  1989   . . .          192          780       1,819          3,089          87               169
 8.  1990   . . .           40          686       1,310          2,685         103               205
 9.  1991   . . .    X X X X             33         462          1,250          86               221
10.  1992   . . .    X X X X      X X X X            48            633          57               138
11.  1993   . . .    X X X X      X X X X     X X X X              145          48                42

      SCHEDULE P - PART 3F - SECTION 2 - MEDICAL MALPRACTICE - CLAIMS-MADE

      1                                   Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)
Years in Which         ------------------------------------------------------------------------------------------------------------
 Losses Were             2            3             4           5            6            7           8            9            10
  Incurred             1984         1985          1986        1987         1988          1989        1990         1991         1992
- -----------------------------------------------------------------------------------------------------------------------------------
 1.  Prior  . . .       000
 2.  1984   . . .
 3.  1985   . . .    X X X X
 4.  1986   . . .    X X X X      X X X X
 5.  1987   . . .    X X X X      X X X X      X X X X
 6.  1988   . . .    X X X X      X X X X      X X X X     X X X X
 7.  1989   . . .    X X X X      X X X X      X X X X     X X X X      NONE
 8.  1990   . . .    X X X X      X X X X      X X X X     X X X X
 9.  1991   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X      X X X X
10.  1992   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X      X X X X      X X X X
11.  1993   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X      X X X X      X X X X     X X X X

       SCHEDULE P - PART 3G - SPECIAL LIABILITY (OCEAN MARINE, AIRCRAFT
                    (ALL PERILS), BOILER AND MACHINERY)

      1                Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)
Years in Which         ------------------------------------------------------------------------
 Losses Were             2            3             4           5            6            7
  Incurred             1984         1985          1986        1987         1988          1989
- -----------------------------------------------------------------------------------------------
 1.  Prior  . . .       000                            9           9            9             9
 2.  1984   . . .          181          224          224         224          224           224
 3.  1985   . . .    X X X X            322          453         456          458           462
 4.  1986   . . .    X X X X      X X X X            299         410          416           416
 5.  1987   . . .    X X X X      X X X X      X X X X           196          261           267
 6.  1988   . . .    X X X X      X X X X      X X X X     X X X X            369           580
 7.  1989   . . .    X X X X      X X X X      X X X X     X X X X      X X X X             328
 8.  1990   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
 9.  1991   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
10.  1992   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
11.  1993   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X

                            Cumulative Paid Losses and Allocated           12                13
                              Expenses at Year End (000 omitted)       Number of         Number of
Years in Which         ---------------------------------------------     Claims            Claims
 Losses Were             8            9            10           11       Closed            Closed
  Incurred              1990         1991         1992         1993    With Loss        Without Loss
                                                                        Payment           Payment
- ----------------------------------------------------------------------------------------------------
 1.  Prior  . . .           10            9           9              9    X X X X           X X X X
 2.  1984   . . .          224          224         224            224    X X X X           X X X X
 3.  1985   . . .          469          493         495            494    X X X X           X X X X
 4.  1986   . . .          530          533         514            536    X X X X           X X X X
 5.  1987   . . .          268          268         264            306    X X X X           X X X X
 6.  1988   . . .          581          581         577            598    X X X X           X X X X
 7.  1989   . . .          467          503         510            573    X X X X           X X X X
 8.  1990   . . .          617        1,072       1,098          1,114    X X X X           X X X X
 9.  1991   . . .    X X X X            311         464            503    X X X X           X X X X
10.  1992   . . .    X X X X      X X X X         1,103          1,715    X X X X           X X X X
11.  1993   . . .    X X X X      X X X X     X X X X            1,640    X X X X           X X X X

        SCHEDULE P - PART 3H - SECTION 1 - OTHER LIABILITY - OCCURRENCE

      1                Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)
Years in Which         -----------------------------------------------------------------------
 Losses Were             2            3             4           5            6            7
  Incurred             1984         1985          1986        1987         1988          1989
- ------------------------------------------------------------------------------------------------
 1.  Prior  . . .       000             878        4,021       6,187        6,712         7,929
 2.  1984   . . .        1,279        4,104        6,243       9,877       10,528        14,976
 3.  1985   . . .    X X X X            636        2,492       7,337        8,288        10,683
 4.  1986   . . .    X X X X      X X X X            675       3,973        8,866        12,651
 5.  1987   . . .    X X X X      X X X X      X X X X           895        3,888         8,650
 6.  1988   . . .    X X X X      X X X X      X X X X     X X X X            832         6,053
 7.  1989   . . .    X X X X      X X X X      X X X X     X X X X      X X X X           1,239
 8.  1990   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
 9.  1991   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
10.  1992   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
11.  1993   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X

                            Cumulative Paid Losses and Allocated           12                13
                              Expenses at Year End (000 omitted)       Number of         Number of
Years in Which         ---------------------------------------------     Claims            Claims
 Losses Were             8            9            10           11       Closed            Closed
  Incurred              1990         1991         1992         1993    With Loss        Without Loss
                                                                        Payment           Payment
- -----------------------------------------------------------------------------------------------------
 1.  Prior  . . .        9,372        9,527       9,631         10,155
 2.  1984   . . .       15,829       13,961      15,963         16,515         852            869
 3.  1985   . . .       13,648       14,522      19,068         18,032         931          1,124
 4.  1986   . . .       15,643       16,781      18,207         20,243         965          1,179
 5.  1987   . . .       16,655       19,414      20,983         22,268         992          1,231
 6.  1988   . . .        9,749       13,988      16,040         18,796         857          1,150
 7.  1989   . . .        8,116       14,562      19,439         22,954         925          1,005
 8.  1990   . . .        1,303        6,787      16,443         24,256       1,007            926
 9.  1991   . . .    X X X X            839       5,398         11,495         916            737
10.  1992   . . .    X X X X      X X X X         2,868          9,411         926            546
11.  1993   . . .    X X X X      X X X X     X X X X            2,239         768            229

        SCHEDULE P - PART 3H - SECTION 2 - OTHER LIABILITY - CLAIMS-MADE

      1                Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)
Years in Which         -----------------------------------------------------------------------
 Losses Were             2            3             4           5            6            7
  Incurred             1984         1985          1986        1987         1988          1989
- -----------------------------------------------------------------------------------------------
 1.  Prior  . . .       000
 2.  1984   . . .                                      5          11           20            23
 3.  1985   . . .    X X X X                                       3          608           635
 4.  1986   . . .    X X X X      X X X X                         46           57            97
 5.  1987   . . .    X X X X      X X X X      X X X X             1           75           141
 6.  1988   . . .    X X X X      X X X X      X X X X     X X X X             24            95
 7.  1989   . . .    X X X X      X X X X      X X X X     X X X X      X X X X              11
 8.  1990   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
 9.  1991   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
10.  1992   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
11.  1993   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X

                       Cumulative Paid Losses and Allocated                12                13
                         Expenses at Year End (000 omitted)            Number of         Number of
Years in Which         ----------------------------------------------    Claims            Claims
 Losses Were             8            9            10           11       Closed            Closed
  Incurred              1990         1991         1992         1993    With Loss        Without Loss
                                                                        Payment           Payment
- ----------------------------------------------------------------------------------------------------
 1.  Prior  . . .
 2.  1984   . . .           23           23          23             24           1            5
 3.  1985   . . .          643          647         653            653           2            3
 4.  1986   . . .           97           97          98             98           3            7
 5.  1987   . . .          162          275         289            315           2            5
 6.  1988   . . .          254          418       1,093          1,589           2            5
 7.  1989   . . .           63           78          82             81           2            3
 8.  1990   . . .           18           73         271            273           2            3
 9.  1991   . . .    X X X X              9          94            121           2            4
10.  1992   . . .    X X X X      X X X X             5            227           1            5
11.  1993   . . .    X X X X      X X X X     X X X X                1                        3

Note: Net of salvage and subrogation received.

Form 2

      ANNUAL STATEMENT FOR THE YEAR 1993 OF THE CINCINNATI INSURANCE GROUP

  SCHEDULE P - PART 3I - SPECIAL PROPERTY (FIRE, ALLIED LINES, INLAND MARINE,
                     EARTHQUAKE, GLASS, BURGLARY AND THEFT)

      1             Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)
Years in Which    -------------------------------------------------------------------------
 Losses Were             2            3             4           5            6            7
  Incurred             1984         1985          1986        1987         1988          1989
- ---------------------------------------------------------------------------------------------
 1.  Prior  . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
 2.  1992   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
 3.  1993   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X

                      Cumulative Paid Losses and Allocated Expenses            12               13
                                at Year End (000 omitted)                  Number of         Number of
Years in Which        ----------------------------------------------         Claims            Claims
 Losses Were             8            9            10             11         Closed            Closed
  Incurred              1990         1991         1992           1993      With Loss        Without Loss
                                                                            Payment           Payment
- --------------------------------------------------------------------------------------------------------
 1.  Prior  . . .    X X X X         000          3,954          6,323       X X X X           X X X X
 2.  1992   . . .    X X X X      X X X X        11,512         18,469       X X X X           X X X X
 3.  1993   . . .    X X X X      X X X X     X X X X           13,204       X X X X           X X X X

                  SCHEDULE P - PART 3J - AUTO PHYSICAL DAMAGE

     1                Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)
Years in Which      -----------------------------------------------------------------------
 Losses Were             2            3             4           5            6            7
  Incurred             1984         1985          1986        1987         1988          1989
- ---------------------------------------------------------------------------------------------
 1.  Prior  . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
 2.  1992   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
 3.  1993   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X

                                                                               12               13
                           Cumulative Paid Losses and Allocated Expenses   Number of         Number of
                                    at Year End (000 omitted)                Claims            Claims
Years in Which       --------------------------------------------------      Closed            Closed
 Losses Were             8            9            10             11       With Loss        Without Loss
  Incurred              1990         1991         1992           1993       Payment           Payment
- --------------------------------------------------------------------------------------------------------
 1.  Prior  . . .    X X X X         000          4,441          3,779     456,476            46,142
 2.  1992   . . .    X X X X      X X X X        61,739         67,831      56,827             3,536
 3.  1993   . . .    X X X X      X X X X     X X X X           67,959      52,503             2,846

  SCHEDULE P - PART 3K FIDELITY, SURETY, FINANCIAL GUARANTY, MORTGAGE GUARANTY

      1              Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)
Years in Which       -------------------------------------------------------------------------
 Losses Were             2            3             4           5            6            7
  Incurred             1984         1985          1986        1987         1988          1989
- ---------------------------------------------------------------------------------------------
 1.  Prior  . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
 2.  1992   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
 3.  1993   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X

                                                                               12               13
                        Cumulative Paid Losses and Allocated Expenses      Number of         Number of
                                at Year End (000 omitted)                    Claims            Claims
Years in Which       -------------------------------------------------       Closed            Closed
 Losses Were             8            9            10             11       With Loss        Without Loss
  Incurred              1990         1991         1992           1993       Payment           Payment
- ---------------------------------------------------------------------------------------------------------
 1.  Prior  . . .    X X X X         000            151         1,313       X X X X          X X X X
 2.  1992   . . .    X X X X      X X X X           349           785       X X X X          X X X X
 3.  1993   . . .    X X X X      X X X X     X X X X             763       X X X X          X X X X

      SCHEDULE P - PART 3L - OTHER (INCLUDING CREDIT, ACCIDENT AND HEALTH)

      1               Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)
Years in Which       ------------------------------------------------------------------------
 Losses Were             2            3             4           5            6            7
  Incurred             1984         1985          1986        1987         1988          1989
- ---------------------------------------------------------------------------------------------
 1.  Prior  . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
 2.  1992   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
 3.  1993   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X

                                                                               12               13
                         Cumulative Paid Losses and Allocated Expenses     Number of         Number of
                                  at Year End (000 omitted)                  Claims            Claims
Years in Which      ---------------------------------------------------      Closed            Closed
 Losses Were             8            9            10             11       With Loss        Without Loss
  Incurred              1990         1991         1992           1993       Payment           Payment
- --------------------------------------------------------------------------------------------------------
 1.  Prior  . . .   X X X X         000              8          8          X X X X           X X X X
 2.  1992   . . .   X X X X      X X X X             9          9          X X X X           X X X X
 3.  1993   . . .   X X X X      X X X X     X X X X           20          X X X X           X X X X

                      SCHEDULE P - PART 3M - INTERNATIONAL

     1                Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)
Years in Which       ------------------------------------------------------------------------
 Losses Were             2            3             4           5            6            7
  Incurred             1984         1985          1986        1987         1988          1989
- ---------------------------------------------------------------------------------------------
 1.  Prior  . . .       000
 2.  1984   . . .
 3.  1985   . . .    X X X X                                              N O N E
 4.  1986   . . .    X X X X      X X X X
 5.  1987   . . .    X X X X      X X X X      X X X X
 6.  1988   . . .    X X X X      X X X X      X X X X     X X X X
 7.  1989   . . .    X X X X      X X X X      X X X X     X X X X      X X X X
 8.  1990   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
 9.  1991   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
10.  1992   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
11.  1993   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X

                                                                               12               13
                        Cumulative Paid Losses and Allocated Expenses      Number of         Number of
                                 at Year End (000 omitted)                   Claims            Claims
Years in Which      --------------------------------------------------       Closed            Closed
 Losses Were             8            9            10          11          With Loss        Without Loss
  Incurred              1990         1991         1992        1993          Payment           Payment
- --------------------------------------------------------------------------------------------------------
 1.  Prior  . . .                                                           X X X X         X X X X
 2.  1984   . . .                                                           X X X X         X X X X
 3.  1985   . . .                                                           X X X X         X X X X
 4.  1986   . . .                                                           X X X X         X X X X
 5.  1987   . . .                                                           X X X X         X X X X
 6.  1988   . . .                                                           X X X X         X X X X
 7.  1989   . . .                                                           X X X X         X X X X
 8.  1990   . . .                                                           X X X X         X X X X
 9.  1991   . . .   X X X X                                                 X X X X         X X X X
10.  1992   . . .   X X X X      X X X X                                    X X X X         X X X X
11.  1993   . . .   X X X X      X X X X     X X X X                        X X X X         X X X X

Note: Net of salvage and subrogation received.

Form 2
           ANNUAL STATEMENT FOR THE YEAR 1993 OF THE CINCINNATI INSURANCE GROUP

                       SCHEDULE P - PART 3N - REINSURANCE A

      1              Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)
Years in Which      ----------------------------------------------------------------------------
 Losses Were             2            3             4           5            6            7
  Incurred             1984         1985          1986        1987         1988          1989
                    ----------------------------------------------------------------------------
 1.  1988   . . .    X X X X      X X X X      X X X X     X X X X
 2.  1989   . . .    X X X X      X X X X      X X X X     X X X X
 3.  1990   . . .    X X X X      X X X X      X X X X     X X X X
 4.  1991   . . .    X X X X      X X X X      X X X X     X X X X           NONE
 5.  1992   . . .    X X X X      X X X X      X X X X     X X X X
 6.  1993   . . .    X X X X      X X X X      X X X X     X X X X

                         Cumulative Paid Losses and Allocated Expenses       12               13
                                  at Year End (000 omitted)               Number of         Number of
Years in Which           ---------------------------------------------      Claims            Claims
 Losses Were                8            9            10           11       Closed            Closed
  Incurred                 1990         1991         1992         1993    With Loss        Without Loss
                                                                            Payment           Payment
- -------------------------------------------------------------------------------------------------------
 1.  1988   . . .                                                           X X X X           X X X X
 2.  1989   . . .                                                           X X X X           X X X X
 3.  1990   . . .                                                           X X X X           X X X X
 4.  1991   . . .       X X X X                                             X X X X           X X X X
 5.  1992   . . .       X X X X      X X X X                                X X X X           X X X X
 6.  1993   . . .       X X X X      X X X X     X X X X                    X X X X           X X X X

                      SCHEDULE P - PART 3O - REINSURANCE B

     1               Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)
Years in Which       -----------------------------------------------------------------------
 Losses Were             2            3             4           5            6            7
  Incurred             1984         1985          1986        1987         1988          1989
                     --------------------------------------------------------------------------
 1.  1988   . . .    X X X X      X X X X      X X X X     X X X X
 2.  1989   . . .    X X X X      X X X X      X X X X     X X X X
 3.  1990   . . .    X X X X      X X X X      X X X X     X X X X
 4.  1991   . . .    X X X X      X X X X      X X X X     X X X X           NONE
 5.  1992   . . .    X X X X      X X X X      X X X X     X X X X
 6.  1993   . . .    X X X X      X X X X      X X X X     X X X X

                        Cumulative Paid Losses and Allocated Expenses         12               13
                                 at Year End (000 omitted)                Number of         Number of
Years in Which          ---------------------------------------------       Claims            Claims
 Losses Were              8            9            10        11            Closed            Closed
  Incurred               1990         1991         1992      1993         With Loss        Without Loss
                                                                           Payment           Payment
- -------------------------------------------------------------------------------------------------------
 1.  1988   . . .                                                          X X X X           X X X X
 2.  1989   . . .                                                          X X X X           X X X X
 3.  1990   . . .                                                          X X X X           X X X X
 4.  1991   . . .                  X X X X                                 X X X X           X X X X
 5.  1992   . . .                  X X X X      X X X X                    X X X X           X X X X
 6.  1993   . . .                  X X X X      X X X X     X X X X        X X X X           X X X X

                      SCHEDULE P - PART 3P - REINSURANCE C

     1                Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)
Years in Which        -----------------------------------------------------------------------
 Losses Were             2            3             4           5            6            7
  Incurred             1984         1985          1986        1987         1988          1989
- --------------------------------------------------------------------------------------------------
 1.  1988   . . .    X X X X      X X X X      X X X X     X X X X
 2.  1989   . . .    X X X X      X X X X      X X X X     X X X X
 3.  1990   . . .    X X X X      X X X X      X X X X     X X X X
 4.  1991   . . .    X X X X      X X X X      X X X X     X X X X           NONE
 5.  1992   . . .    X X X X      X X X X      X X X X     X X X X
 6.  1993   . . .    X X X X      X X X X      X X X X     X X X X

                       Cumulative Paid Losses and Allocated Expenses          12               13
                                at Year End (000 omitted)                 Number of         Number of
Years in Which         -----------------------------------------------      Claims            Claims
 Losses Were                8            9            10           11       Closed            Closed
  Incurred                 1990         1991         1992         1993    With Loss        Without Loss
                                                                           Payment           Payment
- --------------------------------------------------------------------------------------------------------
 1.  1988   . . .                                                          X X X X           X X X X
 2.  1989   . . .                                                          X X X X           X X X X
 3.  1990   . . .                                                          X X X X           X X X X
 4.  1991   . . .                X X X X                                   X X X X           X X X X
 5.  1992   . . .                X X X X      X X X X                      X X X X           X X X X
 6.  1993   . . .                X X X X      X X X X     X X X X          X X X X           X X X X

                      SCHEDULE P - PART 3Q P REINSURANCE D

      1              Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)
Years in Which       -----------------------------------------------------------------------
 Losses Were             2            3             4           5            6            7
  Incurred             1984         1985          1986        1987         1988          1989
- ------------------------------------------------------------------------------------------------
 1.  Prior  . . .       000             772      (1,189)       1,250        1,423         1,429
 2.  1984   . . .        2,538        2,656        2,768       2,853        2,859         2,859
 3.  1985   . . .    X X X X                         361         713          728           728
 4.  1986   . . .    X X X X      X X X X             24         109          110           110
 5.  1987   . . .    X X X X      X X X X      X X X X           445          740           740

                       Cumulative Paid Losses and Allocated Expenses          12               13
                                at Year End (000 omitted)                 Number of         Number of
Years in Which         ---------------------------------------------       Claims            Claims
 Losses Were                8            9            10           11       Closed            Closed
  Incurred                 1990         1991         1992         1993    With Loss        Without Loss
                                                                           Payment           Payment
- --------------------------------------------------------------------------------------------------------
 1.  Prior  . . .       1,429        1,429        1,429        1,429    X X X X        X X X X
 2.  1984   . . .       2,859        2,859        2,859        2,859    X X X X        X X X X
 3.  1985   . . .         728          728          728          728    X X X X        X X X X
 4.  1986   . . .         110          110          110          110    X X X X        X X X X
 5.  1987   . . .         740          740          740          740    X X X X        X X X X

       SCHEDULE P - PART 3R - SECTION 1 - PRODUCTS LIABILITY - OCCURRENCE

     1                Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)
Years in Which        -----------------------------------------------------------------------
 Losses Were             2            3             4           5            6            7
  Incurred             1984         1985          1986        1987         1988          1989
- ------------------------------------------------------------------------------------------------
 1.  Prior  . . .       000             804        1,448       1,816        2,022         2,213
 2.  1984   . . .          223          457          883       1,815        2,805         2,893
 3.  1985   . . .    X X X X            219          652       1,411        1,907         2,471
 4.  1986   . . .    X X X X      X X X X            255         762        1,411         3,121
 5.  1987   . . .    X X X X      X X X X      X X X X           273          685         2,154
 6.  1988   . . .    X X X X      X X X X      X X X X     X X X X            389           897
 7.  1989   . . .    X X X X      X X X X      X X X X     X X X X      X X X X             598
 8.  1990   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
 9.  1991   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
10.  1992   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
11.  1993   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X

                         Cumulative Paid Losses and Allocated Expenses        12               13
                                  at Year End (000 omitted)               Number of         Number of
Years in Which           ---------------------------------------------      Claims            Claims
 Losses Were                8            9            10           11       Closed            Closed
  Incurred                 1990         1991         1992         1993    With Loss        Without Loss
                                                                            Payment           Payment
- ---------------------------------------------------------------------------------------------------------
 1.  Prior  . . .         2,267        2,273       2,408          2,512
 2.  1984   . . .         3,018        3,054       3,077          3,083          13
 3.  1985   . . .         2,828        3,146       3,424          3,439          51
 4.  1986   . . .         4,173        4,645       2,055          5,123          74
 5.  1987   . . .         3,312        4,543       2,005          6,526         146
 6.  1988   . . .         2,383        4,228       5,861          6,694         254
 7.  1989   . . .         1,458        2,635       4,623          5,683         339
 8.  1990   . . .           629        1,592       2,758          3,767         451
 9.  1991   . . .     X X X X            264         954          2,494         388
10.  1992   . . .     X X X X      X X X X           235          2,818         296
11.  1993   . . .     X X X X      X X X X     X X X X              187         179

      SCHEDULE P - PART 3R - SECTION 2 - PRODUCTS LIABILITY - CLAIMS-MADE

      1                               Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)
Years in Which      -----------------------------------------------------------------------------------------
 Losses Were             2            3             4           5            6            7           8            9            10
  Incurred             1984         1985          1986        1987         1988          1989        1990         1991         1992
- ------------------------------------------------------------------------------------------------------------------------------------
 1.  Prior  . . .       000
 2.  1984   . . .
 3.  1985   . . .    X X X X
 4.  1986   . . .    X X X X      X X X X
 5.  1987   . . .    X X X X      X X X X      X X X X
 6.  1988   . . .    X X X X      X X X X      X X X X     X X X X
 7.  1989   . . .    X X X X      X X X X      X X X X     X X X X      X X X X
 8.  1990   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X           NONE
 9.  1991   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X      X X X X
10.  1992   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X      X X X X      X X X X
11.  1993   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X      X X X X      X X X X     X X X X

Note: Net of salvage and subrogation received.

FORM 2

     ANNUAL STATEMENT FOR THE YEAR 1993 OF THE CINCINNATI INSURANCE GROUP

                                           SCHEDULE P - PART 4A - HOMEOWNERS/FARMOWNERS

                              BULK AND INCURRED BUT NOT REPORTED RESERVES OR LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
                 1            ------------------------------------------------------------------------------------------------------
           Years in Which
            Losses Were                    2                   3                  4                  5                  6
             Incurred                    1984                1985               1986               1987               1988
- ------------------------------------------------------------------------------------------------------------------------------------
  1. Prior . . . . . . . . . . .            1,425                 618
  2. 1984  . . . . . . . . . . .            5,852                 802                663
  3. 1985  . . . . . . . . . . .        X X X X                 5,957                874                657
  4. 1986  . . . . . . . . . . .        X X X X             X X X X                6,335                830              136
  5. 1987  . . . . . . . . . . .        X X X X             X X X X            X X X X                6,210              629
  6. 1988  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X              7,325
  7. 1989  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X            X X X X
  8. 1990  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X            X X X X
  9. 1991  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X            X X X X
 10. 1992  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X            X X X X
 11. 1993  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X            X X X X

                                           SCHEDULE P - PART 4A - HOMEOWNERS/FARMOWNERS

                              BULK AND INCURRED BUT NOT REPORTED RESERVES OR LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
                              ------------------------------------------------------------------------------------------------------
           Years in Which
            Losses Were                    7                   8                  9                 10                   11
             Incurred                    1989                1990               1991               1992                 1993
- ------------------------------------------------------------------------------------------------------------------------------------
  1. Prior . . . . . . . . . . .               37                                    16
  2. 1984  . . . . . . . . . . .              104                  16                12
  3. 1985  . . . . . . . . . . .              202                  43                13
  4. 1986  . . . . . . . . . . .              462                  52                13                   4
  5. 1987  . . . . . . . . . . .              435                 192                11                  18
  6. 1988  . . . . . . . . . . .            1,195                 279               207                 648
  7. 1989  . . . . . . . . . . .            8,799                 929               433                 710
  8. 1990  . . . . . . . . . . .        X X X X                 6,431               994                 649
  9. 1991  . . . . . . . . . . .        X X X X             X X X X               6,413               1,232              229
 10. 1992  . . . . . . . . . . .        X X X X             X X X X            X X X X                4,886            1,017
 11. 1993  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X              2,420

                                  SCHEDULE P - PART 4B - PRIVATE PASSENGER AUTO LIABILITY/MEDICAL
                                  ---------------------------------------------------------------
                                           2                   3                  4                  5                  6
                                         1984                1985               1986               1987               1988
- ------------------------------------------------------------------------------------------------------------------------------------
  1. Prior . . . . . . . . . . .            2,060               1,084                360                                  30
  2. 1984  . . . . . . . . . . .            6,929               1,691              1,115                571              292
  3. 1985  . . . . . . . . . . .        X X X X                 7,764              1,884              1,618              415
  4. 1986  . . . . . . . . . . .        X X X X             X X X X               12,655              2,687            3,014
  5. 1987  . . . . . . . . . . .        X X X X             X X X X            X X X X               18,478            7,808
  6. 1988  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X             19,393
  7. 1989  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X
  8. 1990  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X
  9. 1991  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X
 10. 1992  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X
 11. 1993  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X

                                  SCHEDULE P - PART 4B - PRIVATE PASSENGER AUTO LIABILITY/MEDICAL
                                  ---------------------------------------------------------------
                                           7                   8                  9                 10                   11
                                         1989                1990               1991               1992                 1993
- ------------------------------------------------------------------------------------------------------------------------------------
  1. Prior . . . . . . . . . . .            163                  44
  2. 1984  . . . . . . . . . . .            510                  49                 27
  3. 1985  . . . . . . . . . . .            910                 383                134                                  1
  4. 1986  . . . . . . . . . . .          2,888                 963                409                863             334
  5. 1987  . . . . . . . . . . .          5,034               2,501              1,050                315             667
  6. 1988  . . . . . . . . . . .          9,769               5,316              2,479              1,460             656
  7. 1989  . . . . . . . . . . .         18,746              11,231              5,328              1,830             720
  8. 1990  . . . . . . . . . . .        X X X X              21,413             12,809              6,021             789
  9. 1991  . . . . . . . . . . .        X X X X             X X X X             22,786             12,220           3,705
 10. 1992  . . . . . . . . . . .        X X X X             X X X X            X X X X             23,466           6,690
 11. 1993  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          13,132

                                  SCHEDULE P - PART 4C - COMMERCIAL AUTO/TRUCK LIABILITY/MEDICAL
                                  --------------------------------------------------------------
                                           2                   3                  4                  5                  6
                                         1984                1985               1986               1987               1988
- ------------------------------------------------------------------------------------------------------------------------------------
  1. Prior . . . . . . . . . . .              615                 291                140                                  20
  2. 1984  . . . . . . . . . . .            2,381                 324                385                254              155
  3. 1985  . . . . . . . . . . .        X X X X                 2,381                578                602              194
  4. 1986  . . . . . . . . . . .        X X X X             X X X X                4,424                860            1,594
  5. 1987  . . . . . . . . . . .        X X X X             X X X X            X X X X                6,884            4,249
  6. 1988  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X              8,454
  7. 1989  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X
  8. 1990  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X
  9. 1991  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X
 10. 1992  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X
 11. 1993  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X

                                  SCHEDULE P - PART 4C - COMMERCIAL AUTO/TRUCK LIABILITY/MEDICAL
                                  --------------------------------------------------------------
                                           7                   8                  9                 10                   11
                                         1989                1990               1991               1992                 1993
- ------------------------------------------------------------------------------------------------------------------------------------
  1. Prior . . . . . . . . . . .               76                  32
  2. 1984  . . . . . . . . . . .              344                  36                 16
  3. 1985  . . . . . . . . . . .              904                 215                113
  4. 1986  . . . . . . . . . . .            1,963                 552                336                807               74
  5. 1987  . . . . . . . . . . .            2,166               1,428                587                767              351
  6. 1988  . . . . . . . . . . .            5,442               3,103              1,813              1,767              444
  7. 1989  . . . . . . . . . . .            7,474               6,705              4,263              2,020              323
  8. 1990  . . . . . . . . . . .        X X X X                12,484              8,286              4,671              356
  9. 1991  . . . . . . . . . . .        X X X X             X X X X               10,594              6,212            1,411
 10. 1992  . . . . . . . . . . .        X X X X             X X X X            X X X X                8,701            1,377
 11. 1993  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X              3,521

                                           SCHEDULE P - PART 4D - WORKERS' COMPENSATION
                                           --------------------------------------------
                                           2                   3                  4                  5                  6
                                         1984                1985               1986               1987               1988
- ------------------------------------------------------------------------------------------------------------------------------------
  1. Prior . . . . . . . . . . .              600                 500                                                       81
  2. 1984  . . . . . . . . . . .              920                 700              1,520              1,000                345
  3. 1985  . . . . . . . . . . .        X X X X                 1,520              2,080              2,876                551
  4. 1986  . . . . . . . . . . .        X X X X             X X X X                6,815              3,934              2,476
  5. 1987  . . . . . . . . . . .        X X X X             X X X X            X X X X               11,961              6,816
  6. 1988  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X               26,018
  7. 1989  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X            X X X X
  8. 1990  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X            X X X X
  9. 1991  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X            X X X X
 10. 1992  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X            X X X X
 11. 1993  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X            X X X X

                                           SCHEDULE P - PART 4D - WORKERS' COMPENSATION
                                           --------------------------------------------
                                           7                   8                  9                 10                   11
                                         1989                1990               1991               1992                 1993
- ------------------------------------------------------------------------------------------------------------------------------------
  1. Prior . . . . . . . . . . .              868                 713                355                                   424
  2. 1984  . . . . . . . . . . .            1,330               1,051                860                                   159
  3. 1985  . . . . . . . . . . .            3,079               2,592              2,130                                   520
  4. 1986  . . . . . . . . . . .            6,019               4,355              3,597              1,974              1,180
  5. 1987  . . . . . . . . . . .            9,486               6,379              5,334              1,406              2,301
  6. 1988  . . . . . . . . . . .           13,619               9,298              7,459              2,018              4,066
  7. 1989  . . . . . . . . . . .           17,176              17,243             13,207              3,519              3,016
  8. 1990  . . . . . . . . . . .        X X X X                31,609             16,720              7,486             11,064
  9. 1991  . . . . . . . . . . .        X X X X             X X X X               36,808             23,688             21,765
 10. 1992  . . . . . . . . . . .        X X X X             X X X X            X X X X               71,470             46,344
 11. 1993  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X               86,377



                                         SCHEDULE P - PART 4E - COMMERCIAL MULTIPLE PERIL
                                         ------------------------------------------------
                                           2                   3                  4                  5                  6
                                         1984                1985               1986               1987               1988
- --------------------------------------------------------------------------------------------------------------------------------
  1. Prior . . . . . . . . . . .              755                 507                                                      258
  2. 1984  . . . . . . . . . . .            6,165                 759                769                                   456
  3. 1985  . . . . . . . . . . .        X X X X                 6,656              1,145                321                 95
  4. 1986  . . . . . . . . . . .        X X X X             X X X X                9,525                688                927
  5. 1987  . . . . . . . . . . .        X X X X             X X X X            X X X X               11,484              2,363
  6. 1988  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X                9,694
  7. 1989  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X            X X X X
  8. 1990  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X            X X X X
  9. 1991  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X            X X X X
 10. 1992  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X            X X X X
 11. 1993  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X            X X X X

                                         SCHEDULE P - PART 4E - COMMERCIAL MULTIPLE PERIL
                                         ------------------------------------------------
                                           7                   8                  9                 10                   11
                                         1989                1990               1991               1992                 1993
- ------------------------------------------------------------------------------------------------------------------------------------
  1. Prior . . . . . . . . . . .              361                  44                                                       25
  2. 1984  . . . . . . . . . . .              723                 116
  3. 1985  . . . . . . . . . . .            1,309                 306                                 2,916
  4. 1986  . . . . . . . . . . .            2,313                 522                863              3,101                440
  5. 1987  . . . . . . . . . . .            4,022                 988              1,182              2,615                459
  6. 1988  . . . . . . . . . . .            3,937               1,906              2,006              2,618              1,082
  7. 1989  . . . . . . . . . . .            7,918               4,016              3,441              2,580              1,930
  8. 1990  . . . . . . . . . . .        X X X X                 6,505              3,412              8,654              5,870
  9. 1991  . . . . . . . . . . .        X X X X             X X X X               12,669             13,018              7,029
 10. 1992  . . . . . . . . . . .        X X X X             X X X X            X X X X               16,157             12,158
 11. 1993  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X               23,661

FORM 2

      ANNUAL STATEMENT FOR THE YEAR 1993 OF THE CINCINNATI INSURANCE GROUP

                                SCHEDULE P - PART 4F - SECTION 1 - MEDICAL MALPRACTICE - OCCURRENCE

                                       BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES
                                         AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
- ---------------------------------------------------------------------------------------------------------------------------------
                 1
           Years in Which
            Losses Were                    2                   3                  4                  5                  6
             Incurred                    1984                1985               1986               1987               1988
- ---------------------------------------------------------------------------------------------------------------------------------
  1. Prior . . . . . . . . . . .              600                 400
  2. 1984  . . . . . . . . . . .            1,000                 600                400                                     4
  3. 1985  . . . . . . . . . . .        X X X X                 1,000                600                400                  5
  4. 1986  . . . . . . . . . . .        X X X X             X X X X                1,000                600                103
  5. 1987  . . . . . . . . . . .        X X X X             X X X X            X X X X                1,000                243
  6. 1988  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X                1,645
  7. 1989  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X            X X X X
  8. 1990  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X            X X X X
  9. 1991  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X            X X X X
 10. 1992  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X            X X X X
 11. 1993  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X            X X X X

                                SCHEDULE P - PART 4F - SECTION 1 - MEDICAL MALPRACTICE - OCCURRENCE

                                       BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES
                                         AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
- ---------------------------------------------------------------------------------------------------------------------------------


                                           7                   8                  9                 10                   11
                                         1989                1990               1991               1992                 1993
- ---------------------------------------------------------------------------------------------------------------------------------
  1. Prior . . . . . . . . . . .               41                  91
  2. 1984  . . . . . . . . . . .              108                 261
  3. 1985  . . . . . . . . . . .              117                 593
  4. 1986  . . . . . . . . . . .              370                 281                                   770                 12
  5. 1987  . . . . . . . . . . .              659                 490                 81              1,054                 47
  6. 1988  . . . . . . . . . . .              562                 765                116              1,332              2,760
  7. 1989  . . . . . . . . . . .              243                 861                166              1,308              4,098
  8. 1990  . . . . . . . . . . .        X X X X                   897              1,637              2,166              3,907
  9. 1991  . . . . . . . . . . .        X X X X             X X X X                2,000              4,137              3,767
 10. 1992  . . . . . . . . . . .        X X X X             X X X X            X X X X                8,483              5,503
 11. 1993  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X                6,700

                               SCHEDULE P - PART 4F - SECTION 2 - MEDICAL MALPRACTICE - CLAIMS-MADE

  1. Prior . . . . . . . . . . .
  2. 1984  . . . . . . . . . . .
  3. 1985  . . . . . . . . . . .        X X X X                                N O N E
  4. 1986  . . . . . . . . . . .        X X X X             X X X X
  5. 1987  . . . . . . . . . . .        X X X X             X X X X            X X X X
  6. 1988  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X
  7. 1989  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X
  8. 1990  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X
  9. 1991  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X
 10. 1992  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X
 11. 1993  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X

                               SCHEDULE P - PART 4F - SECTION 2 - MEDICAL MALPRACTICE - CLAIMS-MADE
  1. Prior . . . . . . . . . . .
  2. 1984  . . . . . . . . . . .
  3. 1985  . . . . . . . . . . .
  4. 1986  . . . . . . . . . . .
  5. 1987  . . . . . . . . . . .
  6. 1988  . . . . . . . . . . .
  7. 1989  . . . . . . . . . . .
  8. 1990  . . . . . . . . . . .
  9. 1991  . . . . . . . . . . .        X X X X             X X X X
 10. 1992  . . . . . . . . . . .        X X X X             X X X X            X X X X
 11. 1993  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X

                                 SCHEDULE P - PART 4G - SPECIAL LIABILITY (OCEAN MARINE, AIRCRAFT
                                                (ALL PERILS), BOILER AND MACHINERY)
  1. Prior . . . . . . . . . . .
  2. 1984  . . . . . . . . . . .
  3. 1985  . . . . . . . . . . .        X X X X
  4. 1986  . . . . . . . . . . .        X X X X             X X X X
  5. 1987  . . . . . . . . . . .        X X X X             X X X X            X X X X
  6. 1988  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X
  7. 1989  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X
  8. 1990  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X
  9. 1991  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X
 10. 1992  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X
 11. 1993  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X

                                 SCHEDULE P - PART 4G - SPECIAL LIABILITY (OCEAN MARINE, AIRCRAFT
                                                (ALL PERILS), BOILER AND MACHINERY)
  1. Prior . . . . . . . . . . .
  2. 1984  . . . . . . . . . . .
  3. 1985  . . . . . . . . . . .
  4. 1986  . . . . . . . . . . .
  5. 1987  . . . . . . . . . . .
  6. 1988  . . . . . . . . . . .
  7. 1989  . . . . . . . . . . .
  8. 1990  . . . . . . . . . . .        X X X X
  9. 1991  . . . . . . . . . . .        X X X X             X X X X
 10. 1992  . . . . . . . . . . .        X X X X             X X X X            X X X X                              72
 11. 1993  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          336

                                  SCHEDULE P - PART 4H - SECTION 1 - OTHER LIABILITY - OCCURRENCE
  1. Prior . . . . . . . . . . .            1,570               1,400                                                    125
  2. 1984  . . . . . . . . . . .            8,515               1,870              1,900                                 701
  3. 1985  . . . . . . . . . . .        X X X X                 9,115              2,800              2,439              645
  4. 1986  . . . . . . . . . . .        X X X X             X X X X               14,180              3,689            1,177
  5. 1987  . . . . . . . . . . .        X X X X             X X X X            X X X X               16,132            8,427
  6. 1988  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X             12,220
  7. 1989  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X
  8. 1990  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X
  9. 1991  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X
 10. 1992  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X
 11. 1993  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X

                                  SCHEDULE P - PART 4H - SECTION 1 - OTHER LIABILITY - OCCURRENCE
  1. Prior . . . . . . . . . . .            1,590                 238                                                    339
  2. 1984  . . . . . . . . . . .              685                 864
  3. 1985  . . . . . . . . . . .            4,273               1,073              1,394
  4. 1986  . . . . . . . . . . .            4,400               2,309              2,242              1,892              856
  5. 1987  . . . . . . . . . . .            6,190               3,484              4,828              3,203            8,081
  6. 1988  . . . . . . . . . . .            4,163               4,538              5,904              3,361           10,344
  7. 1989  . . . . . . . . . . .            2,774               6,788             13,476              8,080            9,687
  8. 1990  . . . . . . . . . . .        X X X X                 4,812             13,756              9,147           11,188
  9. 1991  . . . . . . . . . . .        X X X X             X X X X               10,725             11,188           19,269
 10. 1992  . . . . . . . . . . .        X X X X             X X X X            X X X X               11,614           18,145
 11. 1993  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X             28,766

                                 SCHEDULE P - PART 4H - SECTION 2 - OTHER LIABILITY - CLAIMS-MADE
  1. Prior . . . . . . . . . . .
  2. 1984  . . . . . . . . . . .                                                     500
  3. 1985  . . . . . . . . . . .        X X X X                                      500              1,000              250
  4. 1986  . . . . . . . . . . .        X X X X             X X X X                2,000              1,000            1,250
  5. 1987  . . . . . . . . . . .        X X X X             X X X X            X X X X                7,000            1,500
  6. 1988  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X              9,000
  7. 1989  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X
  8. 1990  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X
  9. 1991  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X
 10. 1992  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X
 11. 1993  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X

                                 SCHEDULE P - PART 4H - SECTION 2 - OTHER LIABILITY - CLAIMS-MADE
  1. Prior . . . . . . . . . . .
  2. 1984  . . . . . . . . . . .
  3. 1985  . . . . . . . . . . .
  4. 1986  . . . . . . . . . . .            2,500
  5. 1987  . . . . . . . . . . .            4,100                 600
  6. 1988  . . . . . . . . . . .            4,850               1,000                275
  7. 1989  . . . . . . . . . . .            2,800               4,850                750                300
  8. 1990  . . . . . . . . . . .        X X X X                 7,800              3,250                800
  9. 1991  . . . . . . . . . . .        X X X X             X X X X                9,975              3,200
 10. 1992  . . . . . . . . . . .        X X X X             X X X X            X X X X                9,950            2,740
 11. 1993  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X              2,740

FORM 2
         ANNUAL STATEMENT FOR THE YEAR 1993 OF THE CINCINNATI INSURANCE GROUP

     SCHEDULE P - PART 4I - SPECIAL PROPERTY (FIRE, ALLIED LINES, INLAND MARINE,
                         EARTHQUAKE, GLASS, BURGLARY AND THEFT


                                       BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES
                                         AND ALLOCATED EXPENSES AT YEAR END (000 OMMITTED)
- -----------------------------------------------------------------------------------------------------
         1
  Years in Which             2                3                4                5                6
   Losses Were
     Incurred              1984             1985             1986             1987             1988
- -----------------------------------------------------------------------------------------------------
1.  Prior..........       X X X X          X X X X          X X X X          X X X X          X X X X
2.  1992...........       X X X X          X X X X          X X X X          X X X X          X X X X
3.  1993...........       X X X X          X X X X          X X X X          X X X X          X X X X

                                       BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES
                                        AND ALLOCATED EXPENSES AT YEAR END (000 OMMITTED)
- -----------------------------------------------------------------------------------------------------
         1
  Years in Which             7                8                9               10               11
   Losses Were
     Incurred              1989             1990             1991             1992             1993
- -----------------------------------------------------------------------------------------------------
1.  Prior..........       X X X X          X X X X                 520               37       1,224
2.  1992...........       X X X X          X X X X          X X X X                 463         469
3.  1993...........       X X X X          X X X X          X X X X          X X X X            490

                                            SCHEDULE P - PART 4J - AUTO PHYSICAL DAMAGE
- -----------------------------------------------------------------------------------------------------
1.  Prior..........       X X X X          X X X X          X X X X          X X X X          X X X X
2.  1992...........       X X X X          X X X X          X X X X          X X X X          X X X X
3.  1993...........       X X X X          X X X X          X X X X          X X X X          X X X X

1.  Prior..........       X X X X          X X X X               1,030               25            1,447
2.  1992...........       X X X X          X X X X          X X X X               2,120            1,515
3.  1993...........       X X X X          X X X X          X X X X          X X X X               2,196

                      SCHEDULE P - PART 4K - FIDELITY, SURETY, FINANCIAL GUARANTY, MORTGAGE GUARANTY
- -----------------------------------------------------------------------------------------------------
1.  Prior..........       X X X X          X X X X          X X X X          X X X X          X X X X
2.  1992...........       X X X X          X X X X          X X X X          X X X X          X X X X
3.  1993...........       X X X X          X X X X          X X X X          X X X X          X X X X

1.  Prior..........       X X X X          X X X X                 430              194              527
2.  1992...........       X X X X          X X X X          X X X X                 236              168
3.  1993...........       X X X X          X X X X          X X X X          X X X X                 548

                               SCHEDULE P - PART 4L - OTHER (INCLUDING CREDIT, ACCIDENT AND HEALTH)
- -----------------------------------------------------------------------------------------------------
1.  Prior..........       X X X X          X X X X          X X X X          X X X X          X X X X
2.  1992...........       X X X X          X X X X          X X X X          X X X X          X X X X
3.  1993...........       X X X X          X X X X          X X X X          X X X X          X X X X

1.  Prior..........       X X X X          X X X X          N O N E
2.  1992...........       X X X X          X X X X          X X X X
3.  1993...........       X X X X          X X X X          X X X X          X X X X

                                                SCHEDULE P - PART 4M - INTERNATIONAL
- -----------------------------------------------------------------------------------------------------
1.  Prior..........
2.  1984...........
3.  1985...........       X X X X
4.  1986...........       X X X X          X X X X          N O N E
5.  1987...........       X X X X          X X X X          X X X X
6.  1988...........       X X X X          X X X X          X X X X          X X X X
7.  1989...........       X X X X          X X X X          X X X X          X X X X          X X X X
8.  1990...........       X X X X          X X X X          X X X X          X X X X          X X X X
9.  1991...........       X X X X          X X X X          X X X X          X X X X          X X X X
10. 1992...........       X X X X          X X X X          X X X X          X X X X          X X X X
11. 1993...........       X X X X          X X X X          X X X X          X X X X          X X X X

1.  Prior..........
2.  1984...........
3.  1985...........
4.  1986...........
5.  1987...........
6.  1988...........
7.  1989...........
8.  1990...........       X X X X
9.  1991...........       X X X X          X X X X
10. 1992...........       X X X X          X X X X          X X X X
11. 1993...........       X X X X          X X X X          X X X X          X X X X

            ANNUAL STATEMENT FOR THE YEAR 1993 OF THE CINCINNATI INSURANCE GROUP

                              SCHEDULE P - PART 4N - REINSURANCE A


BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES
AND ALLOCATED EXPENSES AT YEAR END (000 OMMITTED)

         1
  Years in Which             2                3                4                5                6
   Losses Were
     Incurred              1984             1985             1986             1987             1988
1.  1988...........       X X X X          X X X X          X X X X          X X X X           NONE
2.  1989...........       X X X X          X X X X          X X X X          X X X X
3.  1990...........       X X X X          X X X X          X X X X          X X X X
4.  1991...........       X X X X          X X X X          X X X X          X X X X
5.  1992...........       X X X X          X X X X          X X X X          X X X X
6.  1993...........       X X X X          X X X X          X X X X          X X X X


                             7                8                9               10               11

                           1989             1990             1991             1992             1993
1.  1988...........
2.  1989...........
3.  1990...........
4.  1991...........                        X X X X
5.  1992...........                        X X X X          X X X X
6.  1993...........                        X X X X          X X X X          X X X X


                     SCHEDULE P - PART 40 - REINSURANCE B

1.  1988...........       X X X X          X X X X          X X X X          X X X X           NONE
2.  1989...........       X X X X          X X X X          X X X X          X X X X
3.  1990...........       X X X X          X X X X          X X X X          X X X X
4.  1991...........       X X X X          X X X X          X X X X          X X X X
5.  1992...........       X X X X          X X X X          X X X X          X X X X
6.  1993...........       X X X X          X X X X          X X X X          X X X X



1.  1988...........
2.  1989...........
3.  1990...........
4.  1991...........                        X X X X
5.  1992...........                        X X X X          X X X X
6.  1993...........                        X X X X          X X X X          X X X X

                     SCHEDULE P - PART 4P - REINSURANCE C

1.  1988...........       X X X X          X X X X          X X X X          X X X X           NONE
2.  1989...........       X X X X          X X X X          X X X X          X X X X
3.  1990...........       X X X X          X X X X          X X X X          X X X X
4.  1991...........       X X X X          X X X X          X X X X          X X X X
5.  1992...........       X X X X          X X X X          X X X X          X X X X
6.  1993...........       X X X X          X X X X          X X X X          X X X X



1.  1988...........
2.  1989...........
3.  1990...........
4.  1991...........                        X X X X
5.  1992...........                        X X X X          X X X X
6.  1993...........                        X X X X          X X X X          X X X X

                     SCHEDULE P - PART 4Q - REINSURANCE D


1.  1984...........                                                                            NONE
2.  1985...........       X X X X
3.  1996...........       X X X X          X X X X
4.  1997...........       X X X X          X X X X          X X X X

      SCHEDULE P - PART 4R - SECTION 1 - PRODUCTS LIABILITY - OCCURRENCE

1.  Prior..........              149              218
2.  1984...........               65              119              268
3.  1985...........       X X X X                 164              114              693              455
4.  1986...........       X X X X          X X X X                 145              293              702
5.  1987...........       X X X X          X X X X          X X X X                 279              868
6.  1988...........       X X X X          X X X X          X X X X          X X X X                 475
7.  1989...........       X X X X          X X X X          X X X X          X X X X          X X X X
8.  1990...........       X X X X          X X X X          X X X X          X X X X          X X X X
9.  1991...........       X X X X          X X X X          X X X X          X X X X          X X X X
10. 1992...........       X X X X          X X X X          X X X X          X X X X          X X X X
11. 1993...........       X X X X          X X X X          X X X X          X X X X          X X X X



1.  Prior..........                                22
2.  1984...........                                60
3.  1985...........              287              160
4.  1986...........              626              273              753            1,031             340
5.  1987...........              915              516              243            1,777           1,472
6.  1988...........              959              993              721            2,274           2,027
7.  1989...........              713            2,094            1,431            1,930           5,807
8.  1990...........       X X X X               3,382            2,413            4,115           8,988
9.  1991...........       X X X X          X X X X               2,439            5,705           8,958
10. 1992...........       X X X X          X X X X          X X X X               8,718           8,215
11. 1993...........       X X X X          X X X X          X X X X          X X X X             14,899

     SCHEDULE P - PART 4R - SECTION 2 - PRODUCTS LIABILITY - CLAIMS-MADE

1.  Prior..........
2.  1984...........
3.  1985...........       X X X X
4.  1986...........       X X X X          X X X X
5.  1987...........       X X X X          X X X X          X X X X
6.  1988...........       X X X X          X X X X          X X X X          X X X X
7.  1989...........       X X X X          X X X X          X X X X          X X X X
8.  1990...........       X X X X          X X X X          X X X X          X X X X          NONE
9.  1991...........       X X X X          X X X X          X X X X          X X X X
10. 1992...........       X X X X          X X X X          X X X X          X X X X          X X X X
11. 1993...........       X X X X          X X X X          X X X X          X X X X          X X X X



1.  Prior..........
2.  1984...........
3.  1985...........
4.  1986...........
5.  1987...........
6.  1988...........
7.  1989...........
8.  1990...........
9.  1991...........                        X X X X
10. 1992...........       X X X X          X X X X          X X X X
11. 1993...........       X X X X          X X X X          X X X X          X X X X

      ANNUAL STATEMENT FOR THE YEAR 1993 OF THE CINCINNATI INSURANCE GROUP

                           SCHEDULE P INTERROGATORIES

1. Computation of excess statutory reserves over statement reserves. See Instructions for explanation and formulas.

         (a) Auto Liability (private passenger and commercial)

                              1993             $0(     75.0%)           1992               $0(     75.0%)
                                  ---------------------------               -----------------------------
                              1991             $0(     75.0%)                                      Total                    $0
                                  ---------------------------                                           ----------------------

         (b) Other Liability and Products Liability

                              1993         $4,456(     60.0%)           1992           $8,660(     60.0%)
                                  ---------------------------               -----------------------------
                              1991        $15,075(     60.0%)                                      Total               $28,191
                                  ---------------------------                                           ----------------------

         (c) Medical Malpractice

                              1993             $0(     75.0%)           1992               $0(     75.0%)
                                  ---------------------------               -----------------------------
                              1991             $0(     75.0%)                                      Total                    $0
                                  ---------------------------                                           ----------------------

         (d) Worker's Compensation

                              1993             $0(     75.0%)           1992               $0(     75.0%)
                                  ---------------------------               -----------------------------
                              1991             $0(     75.0%)                                      Total                    $0
                                  ---------------------------                                           ----------------------

         (e) Credit

                                                                                                   Total                    $0
                                                                                                        ----------------------

         (f) All Lines Total (Report here and Page 3)

                                                                                                   Total                    $0
                                                                                                        ----------------------


2. What is the extended loss and expense reserve - direct and assumed - for the following classes? An example of an extended loss and expense reserve is the actuarial reserve for the free-tail coverage arising upon death, disability or retirement in most medical malpractice policies. Such a liability is to be reported here even if it was not reported elsewhere in Schedule P, but otherwise reported as a liability item on page 3. Show the full reserve amount, not just the change during the current year.

                     Year in which premiums              1                       2                   3
                     were earned and losses           Medical                 Other               Product
                         were incurred              Malpractice              Liability           Liability
                     ----------------------------------------------------------------------------------------
                      (a) 1987
                      (b) 1988
                      (c) 1989
                      (d) 1990
                      (e) 1991
                      (f) 1992
                      (g) 1993
                      ---------------------------------------------------------------------------------------
                      (h) Totals                            0                     0                     0

3. The term "Loss expense" includes all payments for legal expenses, including attorney's and witness fees and court costs, salaries and expenses of investigators, adjustors and field men, rents, stationery, telegraph and telephone charges, postage, salaries and expenses of office employees, home office expenses and all other payments under or on account of such injuries, whether the payments are allocated to specific claims or are unallocated. Are they so reported in this
        statement?                                      Answer: Yes [X]   No [ ]

4. The unallocated loss expense payments paid during the most recent calendar year should be distributed to the various years in which losses were incurred as follows: (1) 45% to the most recent year, (2) 5% to the next most recent year, and (3) the balance to all years, including the most recent, in proportion to the amount of loss payments paid for each year during the most recent calendar year. If the distribution in (1) or(2) produces an accumulated distribution to such year in excess of 10% of the premiums earned for such year, disregarding all distributions made under (3), such accumulated distribution should be limited to 10% of premiums earned and the balance distributed in accordance with (3).  Are they so reported in
        this Statement?                                 Answer: Yes [X]   No [ ]

5. Do any lines in Schedule P include reserves which are reported gross of any discount to present value of future payments, but are reported net
        of such discounts on page 10?                           Yes [ ]   No [X]


        If yes, proper reporting must be made in the Notes to Financial Statements, as specified in the Instructions. Also, the discounts must be reported in Schedule P - Part 1, Columns 31 and 32.

        Schedule P must be completed gross of non-tabular discounting. Work papers relating to discount calculations must be available for examination upon request.

        Discounting is allowed only if expressly permitted by the state insurance department to which this Annual Statement is being filed.

6.      What were the net premiums in force at the end of the year for:

        (in thousands of dollars)

                                                                                  (a) Fidelity                  $5,319

                                                                                  (b) Surety                    $6,428

7.      Claim count information is reported (check one)                           (a) per claim                 X
        If not the same in all years, explain in Question 8,                                               -----------

                                                                                  (b) per claimant
                                                                                                           -----------

8. The information provided in Schedule P will be used by many persons to estimate the adequacy of the current loss and expense reserves, among other things. Are there any especially significant events, coverage, retention or accounting changes which have occurred which must be considered when making such analyses (An extended statement may be attached)? NONE
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